EXHIBIT 10.1





                                CREDIT AGREEMENT

                                   dated as of

                                   May 2, 1996

                                      among

                          PATINA OIL & GAS CORPORATION,
                        SOCO WATTENBERG CORPORATION, and
                         GERRITY OIL & GAS CORPORATION,

                                  as Borrowers


             The Financial Institutions Listed on Schedule 1 hereto,
                                    as Banks

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                            as Administrative Agent,

                           NATIONSBANK OF TEXAS, N.A.,
                              as Documentary Agent,

                                       and

                     WELLS FARGO BANK, N.A., CIBC, INC. and
                         CREDIT LYONNAIS NEW YORK BRANCH
                                  as Co-Agents

                                TABLE OF CONTENTS

                                      Page

ARTICLE I TERMS DEFINED.....................................................   1

         SECTION 1.1.  Definitions............................................ 1
         SECTION 1.2.  Accounting Terms and Determinations................... 25

ARTICLE II THE CREDIT FACILITIES............................................. 26

         SECTION 2.1.  Patina Term Commitment................................ 26
         SECTION 2.2.  Patina Revolving Commitment............................26
         SECTION 2.3.  Gerrity Revolving Commitment...........................28
         SECTION 2.4.  Method of Borrowing....................................29
         SECTION 2.5.  Method of Requesting Letters of Credit.................30
         SECTION 2.6.  Notes..................................................31
         SECTION 2.7.  Interest Rates; Payments...............................31
         SECTION 2.8.  Mandatory Prepayments of Patina Term Loan..............33
         SECTION 2.9.  Mandatory Termination of Commitments; Termination Date
                       and Maturity.......................................... 33
         SECTION 2.10.  Mandatory Reduction of Patina Term Commitments........33
         SECTION 2.11.  Voluntary Reduction of Patina Commitments.............33
         SECTION 2.12.  Voluntary Reduction of Gerrity Commitments............33
         SECTION 2.13.  Voluntary Prepayments of Patina Term Loan.............34
         SECTION 2.14.  Application of Payments...............................34
         SECTION 2.15.  Commitment Fees Applicable to Revolvers...............34
         SECTION 2.16.  Commitment Fee Applicable to Patina Term Commitments..34
         SECTION 2.17.  Additional Fees Due on Patina Term Commitment
                                   Termination Date.......................... 34
         SECTION 2.18.  Closing Fee...........................................34
         SECTION 2.19.  Patina Term Loan Funding Fee..........................34
         SECTION 2.20.  Agency and Other Fees.................................35

ARTICLE III GENERAL PROVISIONS................................................35

         SECTION 3.1.  Delivery and Endorsement of Notes......................35
         SECTION 3.2.  General Provisions as to Payments......................35
         SECTION 3.3.  Funding Losses.........................................36
         SECTION 3.4.  Foreign Lenders, Participants, and Assignees...........37

ARTICLE IV BORROWING BASE.....................................................37

         SECTION 4.1.  Reserve and Related Asset Report; Proposed Borrowing
                                            Base..............................37
         SECTION 4.2.  Determination of Patina Borrowing Base................ 37
         SECTION 4.3.  Special Determination of Patina Borrowing Base.........38
         SECTION 4.4.  Patina Borrowing Base Deficiency.......................38
         SECTION 4.5.  Initial Patina Borrowing Base..........................39
         SECTION 4.6.  Determination of Gerrity Borrowing Base................39
         SECTION 4.7.  Special Determination of Gerrity Borrowing Base and
                         Gerrity Borrowing Base Ceiling.......................40
         SECTION 4.8.  Readjustment of Gerrity Borrowing Base.................40
         SECTION 4.9.  Gerrity Borrowing Base Deficiency......................41
         SECTION 4.10. Initial Gerrity Borrowing Base.........................41
         SECTION 4.11. Certain Agreements Regarding November 1, 1996 Periodic
                                            Determination.................... 41

ARTICLE V COLLATERAL..........................................................41

         SECTION 5.1.  Security...............................................41
         SECTION 5.2.  Guarantees.............................................43

ARTICLE VI CONDITIONS TO BORROWINGS ........................................  43

          SECTION 6.1.  Conditions to Initial Extension of Credit ..........  43
          SECTION 6.2.  Conditions to each Borrowing and each Letter of Credit .......  46
          SECTION 6.3.  Additional Conditions to the initial Borrowing under the Patina Term Commitments ...................  47

ARTICLE VII REPRESENTATIONS AND WARRANTIES .................................  47

         SECTION 7.1.  Corporate Existence and Power .......................  47
         SECTION 7.2.  Existence and Power (Other Companies)................. 47
         SECTION 7.3.  Corporate, Limited Liability Company,Partnership
                          and Governmental Authorization; Contravention...... 48
         SECTION 7.4.  Binding Effect........................................ 48
         SECTION 7.5.  Financial Information................................. 48
         SECTION 7.6. Litigation............................................. 49
         SECTION 7.7.  ERISA................................................. 49
         SECTION 7.8.  Taxes and Filing of Tax Returns....................... 49
         SECTION 7.9.  Title to Properties; Liens............................ 49
         SECTION 7.10. Business; Compliance.................................. 50
         SECTION 7.11. Licenses, Permits, Etc................................ 50
         SECTION 7.12. Compliance with Law................................... 50
         SECTION 7.13. Ownership Interests................................... 50
         SECTION 7.14. Full Disclosure....................................... 50
         SECTION 7.15. Subsidiaries.......................................... 51
         SECTION 7.16.  Obligations of Unrestricted Subsidiaries............. 51
         SECTION 7.17.  Environmental Matters................................ 51
         SECTION 7.18.  Closing Documents.................................... 51
         SECTION 7.19.  Burdensome Obligations............................... 52
         SECTION 7.20.  Government Regulations............................... 52

ARTICLE VIII AFFIRMATIVE COVENANTS........................................... 52

         SECTION 8.1.  Information........................................... 52
         SECTION 8.2.  Business of Borrowers................................. 55
         SECTION 8.3.  Maintenance of Existence.............................. 55
         SECTION 8.4.  Title Data............................................ 55
         SECTION 8.5.  Right of Inspection................................... 55
         SECTION 8.6.  Maintenance of Insurance.............................. 55
         SECTION 8.7.  Payment of Taxes and Claims........................... 56
         SECTION 8.8.  Compliance with Laws and Documents.................... 56
         SECTION 8.9.  Operation of Properties and Equipment................. 56
         SECTION 8.10. Further Assurances.................................... 57
         SECTION 8.11. Environmental Law Compliance and Indemnity............ 57
         SECTION 8.12. Change of Control Offer............................... 58

ARTICLE IX NEGATIVE COVENANTS................................................ 58

         SECTION 9.1.  Debt of Borrowers and their Restricted Subsidiaries... 58
         SECTION 9.2.  Restricted Payments................................... 59
         SECTION 9.3.  Negative Pledge....................................... 59
         SECTION 9.4.  Consolidations and Mergers............................ 59
         SECTION 9.5.  Asset Dispositions.................................... 59
         SECTION 9.6.  Amendments to Material Documents.......................60

         SECTION 9.7.  Use of Proceeds........................................60
         SECTION 9.8.  Investments............................................60
         SECTION 9.9.  Transactions with Affiliates...........................60
         SECTION 9.10. Plans..................................................60
         SECTION 9.11. Oil and Gas Hedge Transactions.........................60
         SECTION 9.12. Obligations of Unrestricted Subsidiaries...............61
         SECTION 9.13. Acquisitions...........................................61
         SECTION 9.14. Operating Leases.......................................61
         SECTION 9.15. Speculative Hedge Transactions.........................61

ARTICLE X FINANCIAL COVENANTS................................................ 61

         SECTION 10.1.  Financial Covenants applicable to Patina on a
                                   Consolidated Basis........................ 61
         SECTION 10.2.  Financial Covenants applicable to Patina on a
                                   Consolidated Basis excluding Gerrity...... 62
         SECTION 10.3.  Financial Covenants Applicable to Gerrity on a
                                    Consolidated Basis....................... 62

ARTICLE XI DEFAULTS.......................................................... 62

         SECTION 11.1.  Events of Default.................................... 62

ARTICLE XII AGENTS........................................................... 65

         SECTION 12.1.  Appointment and Authorization........................ 65
         SECTION 12.2.  Agents and Affiliates................................ 65
         SECTION 12.3.  Action by Agents..................................... 65
         SECTION 12.4.  Consultation with Experts............................ 65
         SECTION 12.5.  Liability of Agents...................................66
         SECTION 12.6.  Delegation of Duties..................................66
         SECTION 12.7.  Indemnification.......................................66
         SECTION 12.8.  Credit Decision.......................................66
         SECTION 12.9.  Successor Agent.......................................66

ARTICLE XIII PROTECTION OF YIELD; CHANGE IN LAWS..............................67

         SECTION 13.1.  Basis for Determining Interest Rate Applicable to
                                Eurodollar Tranches Inadequate............... 67
         SECTION 13.2.  Illegality of Eurodollar Loans....................... 67
         SECTION 13.3.  Increased Cost of Eurodollar Tranche................. 68
         SECTION 13.4.  Adjusted Base Rate Tranche Substituted for
                               Affected Eurodollar Tranche................... 69
         SECTION 13.5.  Capital Adequacy..................................... 69

         SECTION 13.6.  Taxes................................................ 70
         SECTION 13.7.  Discretion of Banks as to Manner of Funding.......... 70

ARTICLE XIV MISCELLANEOUS.................................................... 70

         SECTION 14.1.  Notices.............................................. 70
         SECTION 14.2.  No Waivers........................................... 71
         SECTION 14.3.  Expenses;  Documentary Taxes; Indemnification........ 71
         SECTION 14.4.  Right and Sharing of Set-Offs........................ 71
         SECTION 14.5.  Amendments and Waivers............................... 72
         SECTION 14.6.  Survival............................................. 72
         SECTION 14.7.  Limitation on Interest............................... 72
         SECTION 14.8.  Invalid Provisions................................... 73
         SECTION 14.9.  Waiver of Consumer Credit Laws....................... 73
         SECTION 14.10. Successors and Assigns............................... 73
         SECTION 14.11. TEXAS LAW............................................ 74
         SECTION 14.12. Consent to Jurisdiction; Waiver of Immunities........ 74
         SECTION 14.13. Counterparts; Effectiveness.......................... 75
         SECTION 14.14. No Third Party Beneficiaries......................... 75
         SECTION 14.15. COMPLETE AGREEMENT................................... 75
         SECTION 14.16. WAIVER OF JURY TRIAL................................. 75

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT (this "Agreement") is entered into as of the 2nd day of May, 1996, among Patina Oil & Gas Corporation, a Delaware corporation ("Patina"), SOCO Wattenberg Corporation, a Delaware corporation ("SWAT"), Gerrity Oil and Gas Corporation, a Delaware corporation ("Gerrity") (Patina, SWAT and Gerrity are each individually referred to herein as "Borrower" and collectively as "Borrowers"), Texas Commerce Bank National Association, as Administrative Agent ("Administrative Agent"), NationsBank of Texas, N.A., as Documentary Agent ("Documentary Agent"), Wells Fargo Bank, N.A., CIBC, Inc. and Credit Lyonnais New York Branch, as Co-Agents ("Co-Agents") and the financial institutions listed on Schedule 1 hereto as Banks (individually a "Bank" and collectively "Banks")

                               W I T N E S S E T H

     WHEREAS, Patina and SWAT have requested that Banks provide Patina and SWAT jointly with a term credit facility and a revolving credit facility, and Gerrity has requested that Banks provide Gerrity with a revolving credit facility, and Banks are willing to provide such credit facilities upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, Administrative Agent, Documentary Agent, Co-Agents and Banks agree as follows:

                                    ARTICLE I

                                  TERMS DEFINED

     SECTION 1.1. Definitions. The following terms, as used herein, have the following meanings:

     "Adjusted Base Rate" means, on any day, the greater of (a) the Base Rate in effect on such day, or (b) the sum of (i) the Federal Funds Rate in effect on such day, plus (ii) one half of one percent (.5%). Each change in the Adjusted Base Rate shall become effective automatically and without notice to any Borrower or any Bank upon the effective date of each change in the Federal Funds Rate or the Base Rate, as the case may be.

     "Adjusted Base Rate Tranche" means the portion of the principal of any Loan bearing interest with reference to the Adjusted Base Rate.

     "Adjusted Consolidated EBITDA" means, with respect to any Person for any period, Consolidated EBITDA of such Person for such period, adjusted to reflect all revenues and expenses (including lease operating expense, severance Taxes, additional overhead and other expenses) attributable to material oil and gas properties purchased by such Person or any of its Subsidiaries after the first day of such period as if such properties had been owned by such Person or such Subsidiaries on the first day of such period. As used in this definition, "material oil and gas properties" means oil and gas properties purchased for a purchase price of not less than $25,000,000.

     "Adjusted Eurodollar Rate" applicable to any Interest Period, means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/16 of 1%) by dividing (a) the applicable Eurodollar Rate by (b)
1.00 minus the Eurodollar Reserve Percentage.

     "Administrative Agent" means Texas Commerce Bank National Association in its capacity as Administrative Agent for Banks hereunder or any successor thereto.

     "Affiliate" means, as to any Person, any Subsidiary of such Person, or any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or partnership interests, or by contract or otherwise.

     "Agent" means any of the Administrative Agent, the Documentary Agent or any Co-Agent, and "Agents" means the Administrative Agent, the Documentary Agent and the Co-Agents collectively.

     "Agreement" means this Credit Agreement, including the Schedules and Exhibits hereto, as the same may be amended or supplemented from time to time.

     "Annualized" means, with respect to Adjusted Consolidated EBITDA of any Person for a period of less than four (4) complete Fiscal Quarters, the Adjusted Consolidated EBITDA of such Person for the number of complete Fiscal Quarters in such period multiplied times a fraction, the numerator of which is four (4) and the denominator of which is the number of complete Fiscal Quarters in such period.

     "Applicable Environmental Law" means any law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or other body exercising similar functions), affecting any real or personal property owned, operated or leased by any Company or any other operation of any Company in any way pertaining to health, safety or the environment, including, without limitation, all applicable zoning ordinances and building codes, flood disaster laws and health, safety and environmental laws and regulations, and further including without limitation, (a) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended from time to time, herein referred to as "CERCLA"), (b) the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Recovery Act of 1976, as amended by the Solid Waste Disposal Act of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended from time to time, herein referred to as "RCRA"), (c) the Safe Drinking Water Act, as amended, (d) the Toxic Substances Control Act, as amended, (e) the Clean Air Act, as amended, (f) the Occupational Safety and Health Act of 1970, as amended
(g) the laws, rules and regulations of any state having jurisdiction over any real or personal property owned, operated or leased by any Company or any other operation of any Company which relate to health, safety or the environment, as each may be amended from time to time, and (h) any federal, state or municipal laws, ordinances or regulations which may now or hereafter require removal of asbestos or other hazardous wastes or impose any liability related to asbestos or other hazardous wastes. The terms "hazardous substance", "petroleum", "release" and "threatened release" have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment with respect to all provisions of this Agreement; and provided further that, to the extent the laws of the state in which any real or personal property owned, operated or leased by any Company is located establish a meaning for "hazardous substance", "petroleum", "release", "solid waste" or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply in so far as such broader meaning is applicable to the real or personal property owned, operated or leased by such Company and located in such state.

     "Applicable Margin" means, for purposes of determining the interest rate applicable to outstanding Loans during any Fiscal Quarter of any Borrower (the "Subject Quarter") (a) through and including the Fiscal Quarter in which the Total Patina Term Commitment is cancelled and the Patina Term Loan is paid in full, the amount set forth in Table A below (based on the type of Loan and Type of Tranche), and (b) commencing with the first Fiscal Quarter after the Fiscal Quarter in which the Total Patina Term Commitment is cancelled and the Patina Term Loan is paid in full, for both the Gerrity Loan and the Patina Revolving Loan, the amount set forth in Table B below under the applicable Type of Tranche and opposite the applicable Ratio of Consolidated Funded Debt to Adjusted Consolidated EBITDA. The Applicable Margin in effect pursuant to Table B below during a Subject Quarter shall be calculated at the commencement of such Subject Quarter based on the Ratio of Consolidated Funded Debt to Adjusted Consolidated EBITDA as of the last day of the Fiscal Quarter then most recently ended for which Patina and Gerrity have provided to Banks the financial statements required by Sections 8.1(b), (d) and (f) hereof (in the case of the first three
(3) Fiscal Quarters of each Fiscal Year) or Sections 8.1(a), (c) and (e) hereof (in the case of the fourth Fiscal Quarter of each Fiscal Year). Notwithstanding the foregoing, in the event the Total Patina Term Commitment is cancelled and the Patina Term Loan is paid in full prior to September 30, 1996, the Applicable Margin applicable to Adjusted Base Rate Tranches and Eurodollar Tranches during the Fiscal Quarters commencing with the first Fiscal Quarter after the Fiscal Quarter in which the Total Patina Term Commitment is cancelled and the Patina Term Loan is paid in full through and including the Fiscal Quarter ending December 31, 1996 shall be one fourth of one percent (.25%) and one and one fourth percent (1.25%) respectively.


==========================================================================================================================
                                    TABLE A

- --------------------------------------------------------------------------------------------------------------------------
Loan                          Adjusted BaseRate Tranches              Eurodollar Tranches
- --------------------------------------------------------------------------------------------------------------------------

Gerrity Loan                            .25%                                1.25%
- --------------------------------------------------------------------------------------------------------------------------
Patina Revolving Loan                   .25%                                1.25%
- --------------------------------------------------------------------------------------------------------------------------
Patina Term Loan                        .75%*                               1.50%*
- --------------------------------------------------------------------------------------------------------------------------

     * provided, that the Applicable Margin otherwise in effect pursuant to this Table A for each Adjusted Base Rate Tranche and Eurodollar Tranche comprising a part of the Patina Term Loan shall increase by one percent (1%) on the Patina Term Commitment Termination Date and by one-half of one percent (.5%) every six
(6) months thereafter.


==========================================================================================================================
                                     TABLE B
- --------------------------------------------------------------------------------------------------------------------------

        Patina Ratio of Consolidated Funded Debt to               Adjusted Base Rate                 Eurodollar
               Adjusted Consolidated EBITDA                            Tranches                       Tranches
- --------------------------------------------------------------------------------------------------------------------------
Less than or equal to 1.5 to 1                                             0                         .75%
- --------------------------------------------------------------------------------------------------------------------------
Greater than 1.5 to 1 Less than or equal to 2.5 to 1                       0                         .875%
- --------------------------------------------------------------------------------------------------------------------------
Greater than 2.5 to 1 Less than or equal to 3.0 to 1                       0                        1.000%
- --------------------------------------------------------------------------------------------------------------------------
Greater than  3.0 to 1                                                    .25%                       1.250%
==========================================================================================================================


     "Approved Petroleum Engineer" means any one or more of Netherland, Sewell & Associates, Inc., Ryder Scott Company, Williamson Petroleum Consultants, Inc., Barnes and Click, Inc., or such other reputable firm(s) of independent petroleum engineers as shall be approved by Required Banks and, as to oil and gas properties aggregating not more than twenty percent (20%) of the total value of a Borrower's and its Restricted Subsidiaries' oil and gas properties (based on the Recognized Value), Patina's in-house staff shall be deemed an Approved Petroleum Engineer.

         "Assignee" has the meaning given such term in Section 14.10(c).

     "Assignment and Amendment to Mortgages" means an Assignment of Notes and Liens and Amendment to Mortgage to be entered into among Gerrity, Administrative Agent and Bank of Montreal as agent for the banks parties to the Existing Gerrity Credit Agreement, substantially in the form of Exhibit A hereto, pursuant to which the Existing Gerrity Mortgages shall be assigned to Administrative Agent for the ratable benefit of each Bank to secure the Gerrity Obligations.

     "Assignment  and  Assumption  Agreement" has the meaning given such term in
Section 14.10(c).

     "Authorized Officer" means, as to any Person, its Chairman, Vice-Chairman, President, Executive Vice President(s), Senior Vice President(s) or Vice President duly authorized to act on behalf of such Person.

     "Bank" means any financial institution listed on Schedule 1 hereto as having a Commitment, and its successors and assigns, and "Banks" shall mean all Banks.

     "Base Rate" means the floating rate of interest established from time to time by Administrative Agent as its "prime rate" of interest, which rate is not the lowest rate of interest which Administrative Agent charges, each change in the Base Rate to become effective without notice to any Borrower on the effective date of each such change.

     "Borrower" means any of Patina, SWAT or Gerrity, and "Borrowers" means Patina, SWAT and Gerrity collectively.

     "Borrowing" means any disbursement to any Borrower under, or to satisfy the obligations of any Company under, any of the Loan Papers. Any Borrowing which will constitute an Adjusted Base Rate Tranche is referred to herein as a "Base Rate Borrowing," and any Borrowing which will constitute a Eurodollar Tranche is referred to herein as a "Eurodollar Borrowing."

     "Borrowing Base Deficiency" means any Patina Borrowing Base Deficiency or Gerrity Borrowing Base Deficiency.

     "Borrowing Date" means the Eurodollar Business Day or the Domestic Business Day, as the case may be, upon which the proceeds of any Borrowing are made available to any Borrower or to satisfy the obligation of any Company.

     "Capital Lease" means, for any Person as of any date, any lease of property, real or personal, which would be capitalized on a balance sheet of the lessee prepared as of such date in accordance with generally accepted accounting principles.

     "Closing Date" means the date of the initial Borrowing under this Agreement. The Closing Date shall in no event be later than May 31, 1996.

     "Closing Documents" means the Merger Agreement, the Business Opportunity Agreement, the Corporate Services Agreement, the Cross-Indemnification Agreement, the Preferred Stock Designation, the Registration Statement, the Exchange Agent Agreement, the Transfer Documents and all other material documents, instruments and agreements executed or delivered by any Company pursuant to the Merger Agreement or the Closing Transactions.

     "Closing Transactions" means the transactions to occur on the Closing Date pursuant to the Closing Documents and this Agreement, including, without limitation, (a) the Merger, (b) the exchange of the issued and outstanding capital stock of Gerrity for the Exchange Securities (other than shares of Gerrity Preferred Stock which is not exchanged pursuant to the Exchange Offer contemplated by Section 7.26 of the Merger Agreement), (c) the contribution of SOCO Wattenberg to Patina, (d) the assumption and repayment by Patina of $75,000,000 of Debt of SOCO assumed by Patina pursuant to the Merger Agreement, and (e) the termination of the Existing Gerrity Credit Agreement, including, without limitation, (i) the refinancing of all Debt of Gerrity outstanding under such Existing Gerrity Credit Agreement with proceeds of the Gerrity Loan, (ii) the cancellation of all letters of credit outstanding thereunder, and (iii) the assignment of all Liens securing the obligations of Gerrity under the Existing Gerrity Credit Agreement to Administrative Agent to secure the Gerrity Obligations.

     "Co-Agents" means Wells Fargo Bank, N.A., CIBC, Inc. and Credit Lyonnais New York Branch in their capacities as Co-Agents hereunder or any successor thereto, and "Co-Agent" means any one of the foregoing.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collateral Assignment of Intercompany Loan" means a Collateral Assignment of Intercompany Loan of even date herewith substantially in the form of Exhibit B attached hereto, to be executed by Patina and SWAT in favor of Administrative Agent pursuant to which Patina and SWAT shall assign to Administrative Agent and grant to Administrative Agent a first and prior Lien in and to all rights, title and interest in and to the Intercompany Loan and the Intercompany Loan Documents to secure the Obligations.

     "Commitment" means, with respect to any Bank, the sum of such Bank's Patina Term Commitment, Patina Revolving Commitment and Gerrity Commitment.

     "Commitment Fee Percentage" means for any Fiscal Quarter of any Borrower (the "Subject Quarter") (a) through and including the Fiscal Quarter in which the Total Patina Term Commitment is cancelled and the Patina Term Loan is paid in full, the amount set forth in Table A below based on the type of Commitment, and (b) commencing with the first Fiscal Quarter after the Fiscal Quarter in which the Total Patina Term Commitment is cancelled and the Patina Term Loan is paid in full, for each type of Commitment, the amount set forth in Table B below opposite the applicable Ratio of Consolidated Funded Debt to Adjusted Consolidated Cash Flow. The Commitment Fee Percentage in effect pursuant to Table B below during a Subject Quarter shall be calculated at the commencement of such Subject Quarter based on the Ratio of Consolidated Funded Debt to Adjusted Consolidated EBITDA as of the last day of the Fiscal Quarter then most recently ended for which Patina and Gerrity have provided to Banks the financial statements required by Sections 8.1(b), (d) and (f) hereof (in the case of the first three (3) Fiscal Quarters of each Fiscal Year) or Sections 8.1(a) (c) and
(e) hereof (in the case of the fourth Fiscal Quarter of each Fiscal Year). Notwithstanding the foregoing, if the Total Patina Term Commitment is cancelled and the Patina Term Loan is paid in full prior to September 30, 1996, the Commitment Fee Percentage during the Fiscal Quarters commencing with the first Fiscal Quarter after the Fiscal Quarter in which the Total Patina Term Commitment is cancelled and the Patina Term Loan is paid in full through and including the Fiscal Quarter ending December 31, 1996 shall be three eighths of one percent (.375%).

================================================================================
                                     TABLE A
- --------------------------------------------------------------------------------
   Commitment                                       Commitment Fee Percentage
- --------------------------------------------------------------------------------
Gerrity Commitment                                             .375%
- --------------------------------------------------------------------------------
Patina Revolving Commitment                                    .375%
- --------------------------------------------------------------------------------
Patina Term Commitment                                          .50%
================================================================================


=======================================================================================
                                                     TABLE B
- ---------------------------------------------------------------------------------------
           Patina's Ratio of Consolidated Funded Debt to                 Commitment Fee
                   Adjusted Consolidated EBITDA                            Percentage

- ---------------------------------------------------------------------------------------
Less than or equal to 1.5 to 1                                               .25%
- ---------------------------------------------------------------------------------------
Greater than 1.5 to 1 Less than or equal to 2.5 to 1                         .25%
- ---------------------------------------------------------------------------------------
Greater than 2.5 to 1 Less than or equal to 3.0 to 1                         .30%
- ---------------------------------------------------------------------------------------
Greater than 3 to 1                                                          .375%
=======================================================================================

     "Commitment Percentage" means, with respect to any Bank at any time, the Commitment Percentage for such Bank set forth on Schedule 1 hereto.

     "Common Stock" means Patina's Common Stock, par value $.01 per share.

     "Companies" means each Borrower and all direct and indirect Subsidiaries of each Borrower whether existing on the date hereof or hereafter acquired or created, and "Company" means any one of the foregoing.

     "Consolidated Current Assets" means, for any Person at any time, the sum of
(a) consolidated current assets of such Person and its Consolidated Subsidiaries including accounts or notes receivable (if properly reserved in accordance with generally accepted accounting principles), but excluding (i) prepaid expenses, and (ii) assets held for resale, plus (b) in the case of (i) Patina, the Patina Revolving Availability, and (ii) Gerrity, the Gerrity Availability.

     "Consolidated Current Liabilities" means, for any Person at any time, the current liabilities of such Person and its Consolidated Subsidiaries at such time, but excluding, in the case of (i) Patina and SWAT, the current portion of the principal outstanding under the Patina Term Loan and the Patina Revolving Loan, and (ii) Gerrity, the current portion of the principal outstanding under the Gerrity Loan.

     "Consolidated EBITDA" means, for any Person for any period, the Consolidated Net Income of such Person for such period, plus each of the following determined for such Person and its Consolidated Subsidiaries on a consolidated basis for such period: (a) any provision for (or less any benefit from) income or franchise Taxes included in determining Consolidated Net Income;
(b) Consolidated Net Interest Expense deducted in determining Consolidated Net Income; (c) depreciation, depletion and amortization expense deducted in determining Consolidated Net Income; and (d) other noncash charges deducted in determining Consolidated Net Income and not already deducted in accordance with clauses (b) and (c) of this definition.

     "Consolidated Funded Debt" means, for any Borrower at any time, all Debt of such Borrower and its Consolidated Subsidiaries at such time.

     "Consolidated Net Income" means, for any person as of any period, the net income (or loss) of such Person and its Consolidated Subsidiaries for such period determined in accordance with generally accepted accounting principles, but excluding: (a) the income of any other Person (other than its Consolidated Subsidiaries) in which such Person or any of its Subsidiaries has an ownership interest, unless received by such Person or its Consolidated Subsidiaries in a cash distribution; (b) any after-tax gains attributable to asset dispositions;
(c) to the extent not included in clauses (a) and (b) above, any after-tax (i) extraordinary gains, (ii) non-cash gains or (iii) nonrecurring gains; and (d) non-cash or nonrecurring charges due to changes in accounting principles required by generally accepted accounting principles.

     "Consolidated Net Interest Expense" means, for any Person for any period, the remainder of the following for such Person and its Consolidated Subsidiaries for such period: (a) interest expense, minus (b) interest income.

     "Consolidated Subsidiary" or "Consolidated Subsidiaries" means, for any Person, at any time, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements as of such time.

     "Consolidated Total Capital" means, for any Person as of any date, the sum of (a) the Consolidated Funded Debt of such Person and its Consolidated Subsidiaries as of such date, and (b) the shareholders equity of such Person which would be reflected on a consolidated balance sheet of such Person and its Consolidated Subsidiaries prepared as of such date in accordance with generally accepted accounting principles.

     "Conversion Date" has the meaning set forth in Section 2.7(c).

     "Corporate Opportunity Agreement" means the Corporate Opportunity Agreement to be entered into between SOCO and Patina pursuant to the Merger Agreement.

     "Corporate Services Agreement" means the Corporate Services Agreement dated January 16, 1996 between SOCO and Patina.

     "Credit Period" means the period commencing on the date hereof and ending on the Termination Date.

     "Cross Indemnification Agreement" means the Cross-Indemnification Agreement to be entered into between SOCO and Patina pursuant to the Merger Agreement.

     "Current Gerrity Reserve Report" means that certain Estimate of Reserves and Future Revenue dated January 19, 1996, prepared as of January 1, 1996 by Netherland, Sewell & Associates, Inc. setting forth Netherland, Sewell & Associates, Inc.'s analysis of certain oil and gas properties owned by Gerrity and its Restricted Subsidiaries as of December 31, 1995.

     "Current Patina Reserve Report" means that certain Estimate of Reserves and Future Revenue dated March 11, 1996, prepared as of December 31, 1995 by Netherland, Sewell & Associates, Inc. setting forth Netherland, Sewell & Associates, Inc.'s analysis of certain oil and gas properties owned by SWAT (after giving effect to the Closing Transactions) as of December 31, 1995.

     "Current Reserve Reports" means, collectively, the Current Patina Reserve Report and the Current Gerrity Reserve Report.

     "Debt" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all other indebtedness (including obligations under Capital Leases, other than Capital Leases which are usual and customary oil and gas leases) of such Person on which interest charges are customarily paid or accrued, (d) all Guarantees by such Person, (e) the unfunded or unreimbursed portion of all letters of credit issued for the account of such Person, and (f) all liability of such Person as a general partner of a partnership for obligations of such partnership of the nature described in (a) through (e) preceding.

     "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Determination" means any Periodic Determination or Special Determination.

     "Determination Date" means (a) each May 1 and November 1, and (b) with respect to any Special Determination, the first day of the first month which is not less than twenty (20) Domestic Business Days following the date of a request for a Special Determination. The Closing Date shall also constitute a Determination Date for purposes of this Agreement.

     "Distribution" by any Person, means (a) with respect to any stock issued by such Person or any partnership interest of such Person, the retirement, redemption, purchase, or other acquisition for value of any such stock or partnership interest, (b) the declaration or payment of any dividend or other distribution on or with respect to any stock or any partnership interest of any Person, and (c) any other payment by such Person with respect to such stock or partnership interest.

     "Documentary Agent" means NationsBank of Texas, N.A. in its capacity as Documentary Agent for Banks hereunder or any successor thereto.

     "Domestic Business Day" means any day except a Saturday, Sunday or other day on which national banks in Houston, Texas, are authorized by law to close.

     "Domestic  Lending Office" means, as to each Bank, its office identified on
Schedule 1 hereto as its Domestic Lending Office or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to Borrowers and Administrative Agent.

     "Environmental Liability" means any liability, loss, fine, penalty, charge, lien, damage, cost, or expense of any kind that results directly or indirectly, in whole or in part (a) from the violation of any Applicable Environmental Law,
(b) from the release or threatened release of any hazardous substance, (c) from removal, remediation, or other actions in response to the release or threatened release of any hazardous substance, (d) from actual or threatened damages to natural resources, (e) from the imposition of injunctive relief or other orders,
(f) from personal injury, death, or property damage which occurs as a result of any Company's use, storage, handling, or the release or threatened release of a hazardous substance, or (g) from any environmental investigation performed at, on, or for any real property owned by any Company.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Eurodollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in the applicable Eurodollar interbank market.

     "Eurodollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address identified on Schedule 1 hereto as its Eurodollar Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Eurodollar Lending Office by notice to Borrowers and Administrative Agent.

     "Eurodollar Rate" applicable to any Interest Period means the rate per annum determined by Administrative Agent (rounded upward, if necessary, to the next higher 1/16 of 1%) at which deposits in dollars are offered to Administrative Agent by first class banks in the eurodollar interbank market which has been selected by Administrative Agent at approximately 10:00 a.m. (Houston, Texas time) two (2) Eurodollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Tranche to which such Interest Period is to apply and for a period of time comparable to such Interest Period. Administrative Agent shall determine the Eurodollar Rate and shall notify Borrowers and Banks as soon as practicable.

     "Eurodollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in Houston, Texas in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Tranches is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

     "Eurodollar Tranche" means, with respect to any Interest Period, any portion of the principal amount outstanding under a Loan which bears interest at a rate computed by reference to the Adjusted Eurodollar Rate for such Interest Period.

     "Event of Default" has the meaning set forth in Section 11.1 hereof.

     "Exchange Agent Agreement" means that certain Exchange Agent Agreement dated April 29, 1996, by and between Society National Bank and Patina.

     "Exchange  Securities"  means (a) (i) 6,000,000 shares of Common Stock, and
(ii) 3,000,000 warrants to purchase Common Stock, which Common Stock and warrants are to be issued pursuant to the Merger Agreement in exchange for all of the issued and outstanding common stock, par value $.01 per share, of Gerrity; and (b) up to 1,600,000 shares of Preferred Stock to be issued pursuant to the Merger Agreement in exchange for the issued and outstanding Gerrity Preferred Stock.

     "Exempt Transfer" means any transfer of oil and gas properties or Related Assets (a) by Patina to any of its Restricted Subsidiaries, or (b) by any of the Restricted Subsidiaries of a Borrower to such Borrower or to any other Restricted Subsidiary of such Borrower.

     "Exhibit" refers to an exhibit attached to this Agreement and incorporated herein by reference, unless specifically provided otherwise.

     "Existing Gerrity Credit Agreement" means that certain Amended and Restated Credit Agreement dated December 21, 1994, by and among Gerrity, Bank of Montreal, Den Norske Bank, Societe Generale, Credit Lyonnais, Christiana Bank and Banque Paribas.

     "Existing Gerrity Mortgages" means the mortgages, deeds of trust, security agreements, assignments, pledges and other documents, instruments and agreements described on Schedule 3 hereto which establish Liens on oil and gas properties owned by Gerrity and its Restricted Subsidiaries and on Gerrity Related Assets to secure Gerrity's obligations under the Existing Gerrity Credit Agreement.

     "Fairness Opinion" means a written opinion of a nationally recognized investment banking firm stating that the transaction contemplated by the Intercompany Loan Documents is fair to Gerrity from a financial point of view.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (b) if such rate is not so published on such next succeeding Domestic Business Day, the Federal Funds Rate for any day shall be the average rate charged to
Administrative Agent on such day on such transactions as determined by Administrative Agent.

     "Financial  Statements"  means,  collectively,   the  Pro  Forma  Financial
Statements, the Pro Forma Segregated Financial Statements, the Patina Historical Financial Statements and the Gerrity Historical Financial Statements.

     "Fiscal Quarter" means the three (3) month periods ending March 31, June 30, September 30 or December 31 of each Fiscal Year.

     "Fiscal Year" means a twelve (12) month period ending December 31.

     "Gerrity" means Gerrity Oil & Gas Corporation, a Delaware corporation, which, after the Merger, will be a wholly owned Subsidiary of Patina.

     "Gerrity Availability" means, at any time, (a) the Gerrity Borrowing Base in effect at such time, minus (b) the Gerrity Outstanding Credit at such time.

     "Gerrity Borrowing Base" has the meaning set forth in Section 4.6 hereof.

     "Gerrity Borrowing Base Ceiling" means (a) during the period commencing on the Closing Date and continuing until the earlier of the first (i) Gerrity Periodic Determination, or (ii) Gerrity Special Determination after the Closing Date, $138,000,000, and (b) during each period between Determinations, commencing with the first Gerrity Periodic Determination or Gerrity Special
Determination after the Closing Date, whichever first occurs, an amount determined by Administrative Agent and approved by Required Banks in connection with such Gerrity Periodic Determination or Gerrity Special Determination;

provided, however, if a Gerrity Periodic Determination or a Gerrity Special Determination following the Closing Date has not previously occurred, the Gerrity Borrowing Base Ceiling shall automatically adjust on the Subordinate Note Redemption Date and on any date thereafter on which Subordinate Notes are redeemed or repurchased by Gerrity, to an amount equal to the remainder of (y) $138,000,000, minus (z) a percentage of the principal balance of Subordinate Notes outstanding after giving effect to such redemption or repurchase determined by reference to the following table:

========================================================================================================================
Principal Balance of Remaining                                                  Applicable Percentage of Principal
   Subordinate Notes                                                            Balance of Outstanding Subordinate Notes
- ------------------------------------------------------------------------------------------------------------------------
Less than $40,000,000                                                                     40%
- ------------------------------------------------------------------------------------------------------------------------
Greater than or equal to $40,000,000 Less than or equal to  $60,000,000                   45%
- ------------------------------------------------------------------------------------------------------------------------
Greater than $60,000,000                                                                  50%
========================================================================================================================


     "Gerrity Borrowing Base Deficiency" means, as of any date, the amount, if any, by which (a) the Gerrity Outstanding Credit on such date, exceeds (b) the Gerrity Borrowing Base in effect on such date; provided, that, for purposes of computing the existence and amount of any Gerrity Borrowing Base Deficiency, Gerrity Letter of Credit Exposure will not constitute Gerrity Outstanding Credit to the extent funds have been deposited with Administrative Agent to secure such Gerrity Letter of Credit Exposure pursuant to Section 2.3(b).

     "Gerrity Commitment" means, with respect to any Bank, the commitment of such Bank to lend its Commitment Percentage of the Total Gerrity Commitment. The amount of each Bank's Gerrity Commitment is the amount of such commitment set forth opposite such Bank's name on Schedule 1 hereto, as such amount may be terminated or reduced from time to time in accordance with the provisions hereof.

     "Gerrity Debt Restriction Certificate" means a certificate of an Authorized Officer of Gerrity, delivered simultaneously with the delivery of the financial statements required to be delivered pursuant to Sections 8.1(c) and (d) (and more frequently if Gerrity shall so elect, but in no event more frequently than once per calendar month), setting forth a calculation in detail satisfactory to Administrative Agent, certified by Gerrity's auditors, of the aggregate amount Gerrity may borrow at that time under the Total Gerrity Commitment in accordance with the first paragraph of Section 4.03(a) of the Indenture; provided however, that such certificate is not required to be certified by Gerrity's auditors for the financial statements required to be delivered pursuant to Section 8.1(c) and
(d) to the extent such certificate would not result in an increase of the Gerrity Borrowing Base pursuant to Section 4.8.

     "Gerrity Historical Financial Statements" means the consolidated balance sheet of Gerrity as of December 31, 1995, and the related consolidated statements of operations and cash flow for the Fiscal Year then ended, reported on by Arthur Andersen LLP, all as set forth in Gerrity's annual report on Form 10-K for the Fiscal Year ended December 31, 1995.

     "Gerrity Letter of Credit Exposure" of any Bank means such Bank's aggregate participation in the unfunded portion of Gerrity Letters of Credit outstanding at any time.

     "Gerrity Letter of Credit Issuer" has the meaning set forth in Section 2.3(b).

     "Gerrity Letters of Credit" means letters of credit issued for the account of Gerrity pursuant to

Section 2.3(b).

     "Gerrity Loan" means a revolving loan in an aggregate amount up to $138,000,000 to be made to Gerrity pursuant to the Gerrity Commitments in accordance with Section 2.3 hereof.

     "Gerrity Note" means a promissory note of Gerrity payable to the order of a Bank, in substantially the form of Exhibit C-1 hereto, in the amount of such Bank's Gerrity Commitment, evidencing the obligation of Gerrity to repay to such Bank its Commitment Percentage of the Gerrity Loan, together with all modifications, extensions, renewals and rearrangements thereof, and "Gerrity Notes" means all of such Gerrity Notes collectively.

     "Gerrity Obligations" means, collectively, all present and future indebtedness, obligations and liabilities and all renewals and extensions thereof, or any part thereof, of Gerrity or any of its Subsidiaries to any Bank or to any Affiliate of any Bank (a) arising pursuant to the Loan Papers, and all interest accrued thereon and costs, expenses and attorneys' fees incurred in the enforcement or collection thereof, (b) arising under or in connection with any Oil and Gas Hedge Transaction entered into between Gerrity or any of its Subsidiaries and any Bank or any Affiliate of any Bank, (c) arising under or in connection with any interest rate swap, cap, collar, hedge or other interest rate protection device entered into between Gerrity or any of its Subsidiaries and any Bank or any Affiliate of any Bank, and (d) arising under or in connection with any other financial "derivative" product provided by any Bank or any Affiliate of any Bank, to Gerrity or any of its Subsidiaries, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several; provided, however, it is the intention of Borrowers, Agents and Banks that Gerrity will not be liable for, and the Gerrity Obligations will not include any of the obligations of Patina and its Restricted Subsidiaries under any of the Loan Papers other than those obligations for which Gerrity is otherwise the primary obligor under the Loan Papers and which have been guaranteed by Patina or any of its Restricted Subsidiaries pursuant to the Loan Papers.

     "Gerrity Outstanding Credit" means, at any time, the sum of (i) the aggregate Gerrity Letter of Credit Exposure at such time, plus (ii) the outstanding principal balance of the Gerrity Loan at such time.

     "Gerrity Periodic Determination" means a determination of the Gerrity Borrowing Base pursuant to Section 4.6.

     "Gerrity Pledge Agreement" means a Pledge Agreement in the form of Exhibit D-1 attached hereto to be executed by Gerrity pursuant to which Gerrity pledges the issued and outstanding capital stock of each Restricted Subsidiary of Gerrity to Administrative Agent to secure the Gerrity Obligations.

     "Gerrity Preferred Stock" means Gerrity's $12.00 Convertible Preferred Stock, par value $.01 per share.

     "Gerrity Readjustment Date" means the effective date of any automatic readjustment of the Gerrity Borrowing Base pursuant to the delivery of a Gerrity Debt Restriction Certificate in accordance with Section 4.8 hereof.

     "Gerrity Refinancing Reserve" means a reserve established with respect to the Gerrity Borrowing Base and the Total Gerrity Commitment (and ratably from the Gerrity Commitments of each Bank) on the Closing Date and maintained until the Patina Term Commitment is terminated and the Patina Term Loan is paid in full. The Gerrity Refinancing Reserve shall be in the amount of (a) $14,000,000, plus (b) the amount of any increase in the Gerrity Borrowing Base pursuant to
Section 4.8. Borrowings may
be obtained by Gerrity in respect of the Gerrity Refinancing Reserve solely (a) to repurchase Subordinate Notes tendered to Gerrity on the Subordinate Note Redemption Date as a result of the Merger pursuant to Section 4.08 of the Indenture, (b) to repurchase Subordinate Notes subsequent to the Subordinate Note Redemption Date, and (c) to make payments and prepayments of the Intercompany Loan.

     "Gerrity Related Assets" means all pipelines, gathering systems, gas processing plants and similar assets owned by Gerrity and its Restricted Subsidiaries, including, related personal property and other fixed assets and all easements, servitudes and similar real property interests owned by Gerrity and its Restricted Subsidiaries on which such systems are located.

     "Gerrity Related Assets Reports" means reports to be delivered by Gerrity to Banks simultaneously with each delivery by Gerrity of a Gerrity Reserve Report pursuant to Sections 4.1 and 4.7 which shall (a) be in form and substance acceptable to Required Banks, (b) be prepared by the Approved Petroleum Engineer (with the exception of the Gerrity Related Asset Report required to be delivered on or before September 15 of each year or pursuant to any Gerrity Special Determination which may be prepared by Patina's in-house staff) in accordance with customary and prudent practices of the petroleum engineering industry, and
(c) which shall set forth the discounted present value of the Gerrity Related Assets (which valuation shall be determined as of the same date as the discounted present value of the oil and gas properties which are the subject of the Gerrity Reserve Report delivered simultaneously therewith pursuant to Sections 4.1 and 4.7 as applicable) as determined by the Approved Petroleum Engineer or Patina's in-house staff (as applicable). Each Gerrity Related Asset Report shall also designate the owner (either Gerrity, or one of its Restricted Subsidiaries) of each Gerrity Related Asset which is the subject of such report.

     "Gerrity Reserve Report" means an engineering analysis of the oil and gas properties owned by Gerrity and its Restricted Subsidiaries in form and substance acceptable to Required Banks prepared by the Approved Petroleum Engineer or reviewed and approved by the Approved Petroleum Engineer (with the exception of the Gerrity Reserve Reports required to be delivered on or before September 15 of each year pursuant to Section 4.1 or pursuant to any Gerrity Special Determination pursuant to Section 4.7 which may be prepared by Patina's in-house staff) in accordance with customary and prudent practices in the petroleum engineering industry and Financial Accounting Standards Board Statement 69. Until superseded by delivery of a subsequent Gerrity Reserve Report pursuant to Section 4.1 or Section 4.7, each reference to Gerrity Reserve Report shall constitute a reference to the Current Gerrity Reserve Report.

     "Gerrity Restricted Payment Limit" means (a) as of any date during the period from the Closing Date through the date of delivery to the Banks of Gerrity's consolidated financial statements required by Section 8.1(f) for the Fiscal Quarter ending June 30, 1997, an amount equal to Gerrity's Allocated Share of the Initial Restricted Payment Limit, and (b) as of any date (the "measurement date") on and after the date of delivery to the Banks of Gerrity's consolidated financial statements required by Section 8.1(f) for the Fiscal Quarter ending June 30, 1997, the sum of (i) Gerrity's Allocated Share of the Initial Restricted Payment Limit, plus (ii) an amount equal to five percent (5%) of Gerrity's Consolidated EBITDA for the period commencing July 1, 1996 and ending on the last day of the Fiscal Quarter most recently ended as of the measurement date for which Gerrity's consolidated financial statements required by Section 8.1(f) (in the case of the first three quarters of each Fiscal Year, and Section 8.1(e) in the case of the fourth Fiscal Quarter of each Fiscal Year) have been delivered to the Banks.

     "Gerrity Special Determination" means any determination of the Gerrity Borrowing Base pursuant to Section 4.7.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

     "Indenture" means that certain Indenture dated as of June 30, 1994, by and between Gerrity and Chemical Bank as Trustee, which Indenture sets forth certain terms applicable to the Subordinate Notes.

     "Initial Gerrity Borrowing Base" means a Gerrity Borrowing Base in the amount of $51,000,000, which shall be in effect during the period commencing on the Closing Date and continuing until the earlier of (a) the first Gerrity
Readjustment Date after the Closing Date or (b) the first Gerrity Special Determination or Gerrity Periodic Determination after the Closing Date.

     "Initial Patina Borrowing Base" means a Patina Borrowing Base in the amount of $102,000,000, which shall be in effect during the period commencing on the Closing Date and continuing until the first Patina Special Determination or Patina Periodic Determination after the Closing Date.

     "Initial Restricted Payment Limit" means $12,000,000; provided that such amount shall be allocated by Borrowers between Patina and Gerrity on or before August 15, 1996, and Borrowers shall notify Banks in writing of such allocation together with the delivery to the Banks of the financial statements for the Fiscal Quarter ended June 30, 1996 required by Sections 8.1(b), (d) and (e); provided, further, that not more than $6,000,000 of the Initial Restricted Payment Limit shall be allocated to Patina. "Allocated Share of Initial Restricted Payment Limit" means, with respect to Patina or Gerrity, that portion of the Initial Restricted Payment Limit allocated to Patina or Gerrity (as applicable) pursuant to this definition.

     "Intercompany Loan" means a subordinate term loan made by Patina and SWAT to Gerrity in an amount up to $87,000,000, pursuant to the Intercompany Loan Agreement.

     "Intercompany Loan Agreement" means a Subordinate Loan Agreement of even date herewith to be entered into by and among Patina and SWAT as Lenders and Gerrity as Borrower substantially in the form of Exhibit E hereto, setting forth certain terms and conditions applicable to the Intercompany Loan.

     "Intercompany Loan Documents" means the Intercompany Loan Agreement, the promissory note evidencing the Intercompany Loan and all other documents, instruments and agreements which evidence, secure or otherwise pertain to the Intercompany Loan.

     "Intercompany Loan Effectiveness Certificate" means the "Effectiveness Certificate" as defined in the Intercompany Loan Agreement.

     "Interest Option" has the meaning given such term in Section 2.7(c).

     "Interest Period" means, with respect to each Eurodollar Tranche, the period commencing on the Borrowing or Conversion Date applicable to such Tranche and ending one (1), two (2), three (3) or six

(6) months thereafter, as any Borrower may elect in the applicable Request for Borrowing; provided that: (a) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day; (b) any Interest Period which begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Eurodollar Business Day of a calendar month; (c) if any Interest Period includes a date on which any payment of principal of the Loan subject to such Eurodollar Tranche is required to be made hereunder, but does not end on such date, then (i) the principal amount of each Eurodollar Tranche required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder of each such Eurodollar Tranche shall have an Interest Period determined as set forth above; and (d) no Interest Period shall extend past the expiration of the Credit Period.

     "Investment" means, with respect to any Person, any loan, advance, extension of credit, capital contribution to, investment in or purchase of the stock securities of, or interests in, any other Person; provided, that "Investment" shall not include current customer and trade accounts which are payable in accordance with customary trade terms.

     "Lending Office" means, as to any Bank, its Domestic Lending Office or its Eurodollar Lending Office, as the context may require.

     "Letter of Credit Exposure" of any Bank means, collectively, such Bank's aggregate participation in the unfunded portion of Letters of Credit outstanding at any time.

     "Letter of Credit Issuer" means a Gerrity Letter of Credit Issuer or a Patina Letter of Credit Issuer, as applicable.

     "Letters of Credit" means, collectively, Patina Letters of Credit and Gerrity Letters of Credit.

     "Lien" means with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Agreement, Borrowers and their Subsidiaries shall be deemed to own subject to a Lien any asset which is acquired or held subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan Papers" means this Agreement, the Notes, the Patina Guarantees, the Collateral Assignment of Intercompany Loan, the Tax Credit Transaction Agreement, the Patina Pledge Agreement, the Gerrity Pledge Agreement, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     "Loans" means the Patina Term Loan, the Patina Revolving Loan and the Gerrity Loan, collectively, and "Loan" means any of such Loans.

     "Margin Regulations" mean Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Margin Stock" means "margin stock" as defined in Regulation U.

     "Material Agreement" means any material written or oral agreement, contract, commitment, or understanding to which a Person is a party, by which such Person is directly or indirectly bound, or to which any assets of such Person may be subject, which is not cancelable by such Person upon notice of ninety (90) days or less without liability for further payment other than nominal penalty.

     "Material Debt" means Debt of any Borrower or any of its Subsidiaries issued under one or more related or unrelated agreements or instruments in an aggregate principal amount exceeding $2,500,000.

     "Maximum Lawful Rate" means, for each Bank, the maximum rate (or, if the context so permits or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on the portion of the Loans owed to such Bank at such time to exceed the maximum amount which such Bank would be allowed to contract for, charge, take, reserve, or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges under the Loan Papers. To the extent the laws of the State of Texas are applicable for purposes of determining the "Maximum Lawful Rate," such term shall mean the "indicated rate ceiling" from time to time in effect under Article 1.04, Title 79, Revised Civil Statutes of Texas, 1925, as amended, or, if permitted by applicable law and effective upon the giving of the notices required by such Article 1.04 (or effective upon any other date otherwise specified by applicable law), the "quarterly ceiling" or "annualized ceiling" from time to time in effect under such Article 1.04, whichever Administrative Agent (with the approval of Required Banks) shall elect to substitute for the "indicated rate ceiling," and vice versa, each such substitution to have the effect provided in such Article 1.04, and Administrative Agent (with the approval of Required Banks) shall be entitled to make such election from time to time and one or more times and, without notice to any Borrower, to leave any such substitute rate in effect for subsequent periods in accordance with subsection (h)(1) of such Article 1.04.

     "Merger" means the merger of Merger Sub with and into Gerrity pursuant to the Merger Agreement, with Gerrity being the surviving corporation and pursuant to which Gerrity will become a Subsidiary of Patina.

     "Merger Agreement" means that certain Amended and Restated Agreement and Plan of Merger dated as of January 16, 1996 as amended and restated as of March 20, 1996, by and among SOCO, Patina, Gerrity and Merger Sub.

     "Merger Sub" means Patina Merger Corporation, a Delaware corporation, which
(a) prior to the Merger is a wholly owned Subsidiary of Patina, and (b) will be merged into Gerrity pursuant to the Merger, with Gerrity being the surviving corporation.

     "Mortgages" means all mortgages, deeds of trust, security agreements, pledge agreements and similar documents, instruments and agreements creating, evidencing, perfecting or otherwise establishing the Liens required by Article V hereof as may have been heretofore or may hereafter be granted or assigned to Administrative Agent to secure repayment of the Obligations or any part thereof.

     "Nonrecourse Debt" means Debt (a) secured solely by the assets acquired with the proceeds of such Debt, (b) with respect to which none of the Borrowers nor any of their Subsidiaries have any liability for repayment beyond the assets pledged, and (c) with respect to which Borrowers have delivered to Banks an opinion in a form satisfactory to Required Banks of counsel acceptable to Administrative Agent stating that such indebtedness meets the criteria set forth in (a) and (b) preceding.

     "Notes" means, collectively, the Patina Term Notes, the Patina Revolving Notes and the Gerrity Notes, and "Note" means any of such Notes.

     "Obligations" means, collectively, the Patina Obligations and the Gerrity Obligations.

     "Oil and Gas Hedge Transactions" means transactions pursuant to which any Borrower or any of its Subsidiaries hedge the price to be received by them for future production of hydrocarbons, including price swap agreements under which any Borrower or any of its Subsidiaries agree to pay a price for a specified amount of hydrocarbons determined by reference to a recognized market on a specified future date and the contracting party agrees to pay such Borrower or its Subsidiaries a fixed price for the same or similar amount of hydrocarbons.

     "Operating Lease" means any lease, sublease, license or similar arrangement (other than a Capital Lease and other than leases with a primary term of one year or less or which can be terminated by the lessee upon notice of one year or less without incurring a penalty) pursuant to which a Person leases, subleases or otherwise is granted the right to occupy, take possession of, or use property whether real, personal or mixed; provided, that "Operating Lease" shall not include oil, gas or mineral leases entered into or assigned to any Company in the ordinary course of such Companies' business.

     "Participant" has the meaning given such term in Section 14.10(b).

     "Patina" means Patina Oil & Gas Corporation, a Delaware corporation.

     "Patina Borrowing Base" has the meaning set forth in Section 4.2 hereof.

     "Patina Borrowing Base Deficiency" means, as of any date, the amount, if any, by which (a) the Patina Outstanding Credit on such date, exceeds (b) the Patina Borrowing Base in effect on such date; provided, that, for purposes of computing the existence and amount of any Patina Borrowing Base Deficiency, Patina Letter of Credit Exposure will not constitute Patina Outstanding Credit to the extent funds have been deposited with Administrative Agent to secure such Patina Letter of Credit Exposure pursuant to Section 2.2(b).

     "Patina Determination" means any Patina Periodic Determination or Patina Special Determination.

     "Patina Guaranty" means, collectively, Guarantees in the form of Exhibit F-1 and Exhibit F-2 attached hereto to be executed by Patina and SWAT, respectively, pursuant to which Patina and SWAT shall each jointly and severally guarantee payment and performance of the Gerrity Obligations.

     "Patina Historical Financial Statements" means the consolidated balance sheet of Patina as of December 31, 1995, and the related consolidated statements of operations and cash flow for the Fiscal Year then ended (each prepared after giving effect to the contribution of SOCO Wattenberg to Patina as contemplated by the Merger Agreement, but prior to giving effect to the Merger) reported on by Arthur Andersen LLP, copies of which have been provided to Banks.

     "Patina Letter of Credit Exposure" of any Bank means such Bank's aggregate participation in the unfunded portion of Patina Letters of Credit outstanding at any time.

     "Patina  Letter of Credit  Issuer"  has the  meaning  set forth in  Section
2.2(b).

     "Patina Letters of Credit" means, collectively, letters of credit issued for the account of Patina and its Restricted Subsidiaries pursuant to Section 2.2(b).

     "Patina Loans" means the Patina Term Loan and the Patina Revolving Loan, and "Patina Loan" means any of such Patina Loans.

     "Patina Obligations" means, collectively, all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, of Patina and its Restricted Subsidiaries (including obligations under the Patina Guarantees) to any Bank or to any Affiliate of any Bank (a) arising pursuant to the Loan Papers, and all interest accrued thereon and costs, expenses and attorneys' fees incurred in the enforcement or collection thereof, (b) arising under or in connection with any Oil and Gas Hedge Transaction entered into between Patina or any of its Restricted Subsidiaries and any Bank or any Affiliate of any Bank, (c) arising under or in connection with any interest rate swap, cap, collar, hedge or other interest rate protection device entered into between Patina or any of its Restricted Subsidiaries and any Bank or any Affiliate of any Bank, and (d) arising under or in connection with any other financial "derivative" product provided by any Bank or any Affiliate of any Bank to any Company, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several. It is the intention of Borrowers, Agent and Banks that Patina and its Restricted Subsidiaries shall be jointly and severally liable for all obligations of each other and for all obligations of Gerrity and its Restricted Subsidiaries under the Loan Papers.

     "Patina Outstanding Credit" means, at any time, the sum of (i) the aggregate Patina Letter of Credit Exposure at such time plus (ii) the aggregate principal balance of all Patina Revolving Loans.

     "Patina Periodic Determination" means any determination of the Patina Borrowing Base pursuant to Section 4.2.

     "Patina Pledge Agreement" means a Pledge Agreement in the form of Exhibit D-2 attached hereto to be executed by Patina pursuant to which Patina pledges the issued and outstanding capital stock of SWAT and Gerrity of every class (other than the shares of Gerrity Preferred Stock which are not exchanged for Preferred Stock pursuant to the Exchange Offer made pursuant to Section 7.26 of the Merger Agreement) to Administrative Agent to secure the Patina Obligations.

     "Patina Related Assets" means all pipelines, gathering systems, gas processing plants and similar assets owned by Patina and its Restricted Subsidiaries, including, related personal property or other fixed assets and all easements, servitudes and similar real property interests owned by Patina and its Restricted Subsidiaries on which such systems are located.

     "Patina Related Assets Reports" means reports to be delivered by Patina to Banks simultaneously with each delivery by Patina of a Patina Reserve Report pursuant to Sections 4.1 and 4.3 which shall (a) be in form and substance acceptable to Required Banks, (b) be prepared by the Approved Petroleum Engineer (with the exception of the Patina Related Asset Report required to be delivered on or before September 15 of each year or pursuant to any Patina Special Determination which may be prepared by Patina's in-house staff) in accordance with customary and prudent practices of the petroleum engineering industry, and
(c) which shall set forth the discounted present value of the Patina Related Assets owned by Patina (which valuation shall be determined as of the same date as the discounted present value of the oil and gas properties which are the subject of the Patina Reserve Report delivered simultaneously therewith pursuant to Sections 4.1 and 4.3 as applicable) as determined by the Approved Petroleum Engineer or Patina's in-house staff (as applicable). Each Patina Related Asset Report shall also designate the owner (either Patina, or one of its Restricted Subsidiaries) of each Patina Related Asset which is the subject of such report.

     "Patina Reserve Report" means an engineering analysis of the oil and gas properties owned by Patina and its Restricted Subsidiaries in form and substance acceptable to Required Banks prepared by the

Approved  Petroleum  Engineer or reviewed and approved by the Approved Petroleum
Engineer (with the exception of the Patina Reserve Reports required to be delivered on or before September 15 of each year pursuant to Section 4.1 or pursuant to any Patina Special Determination pursuant to Section 4.3 which may be prepared by Borrower's in-house staff) in accordance with customary and prudent practices in the petroleum engineering industry and Financial Accounting Standards Board Statement 69. Until superseded by delivery of a subsequent Patina Reserve Report pursuant to Section 4.1 or Section 4.3, each reference to Patina Reserve Report shall constitute a reference to the Current Patina Reserve Report.

     "Patina Restricted Payment Limit" means (a) as of any date during the period from the Closing Date through the date of delivery to the Banks of Patina's consolidated financial statements required by Section 8.1(d) for the Fiscal Quarter ending June 30, 1997, an amount equal to Patina's Allocated Share of the Initial Restricted Payment Limit, and (b) as of any date (the "measurement date") on and after the date of delivery to the Banks of Patina's consolidated financial statements required by Section 8.1(d) for the Fiscal Quarter ending June 30, 1997, the sum of (i) Patina's Allocated Share of the Initial Restricted Payment Limit, plus (ii) an amount equal to five percent (5%) of Patina's Consolidated EBITDA excluding Gerrity and its Subsidiaries for the period commencing July 1, 1996 and ending on the last day of the Fiscal Quarter most recently ended as of the measurement date for which Patina's consolidated financial statements required by Section 8.1(d) (in the case of the first three quarters of each Fiscal Year, and Section 8.1(c) in the case of the fourth Fiscal Quarter of each Fiscal Year) have been delivered to the Banks.

     "Patina Revolving Availability" means, at any time, (a) the Patina Borrowing Base in effect at such time, minus (b) the Patina Outstanding Credit at such time.

     "Patina Revolving Commitment" means, with respect to any Bank, the commitment of such Bank to lend its Commitment Percentage of the Total Patina Revolving Commitment. The amount of each Bank's Patina Revolving Commitment is the amount of such commitment set forth opposite such Bank's name on Schedule 1 hereto, as such amount may be terminated or reduced from time to time in accordance with the provisions hereof.

     "Patina Revolving Loan" means a revolving loan in an aggregate amount up to $102,000,000 to be made to Patina and SWAT pursuant to the Patina Revolving Commitments in accordance with Section 2.2 hereof.

     "Patina Revolving Note" means a promissory note of Patina and SWAT, payable to the order of a Bank, in substantially the form of Exhibit C-2 hereto, evidencing the obligation of Patina and SWAT, jointly and severally, to repay to such Bank its Commitment Percentage of the Patina Revolving Loan, together with all modifications, extensions, renewals and rearrangements thereof, and "Patina Revolving Notes" means all of such Patina Revolving Notes.

     "Patina Special Determination" means any determination of the Patina Borrowing Base pursuant to Section 4.3.

     "Patina Term Availability" means, at any time, (a) the Total Patina Term Commitment in effect at such time, minus (b) the principal balance of the Patina Term Loan at such time.

     "Patina Term Commitment" means, with respect to any Bank, the commitment of such Bank to lend its Commitment Percentage of the Total Patina Term Commitment. The amount of each Bank's Patina Term Commitment is the amount of such commitment set forth opposite such Bank's name on Schedule 1 hereto, as such amount may be terminated or reduced from time to time in accordance with the provisions hereof.

     "Patina Term Commitment Termination Date" means May 2, 1997.

     "Patina Term Loan" means a term loan in an amount up to $87,000,000 to be made to Patina and SWAT pursuant to the Patina Term Commitments in accordance with Section 2.1 hereof.

     "Patina Term Note" means a promissory note of Patina and SWAT, payable to the order of a Bank, in substantially the form of Exhibit C-3 hereto, evidencing the obligation of Patina and SWAT, jointly and severally, to repay to such Bank its Commitment Percentage of the Patina Term Loan, together with all modifications, extensions, renewals and rearrangements thereof, and "Patina Term Notes" means all of such Patina Term Notes collectively.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Periodic Determination" means any Patina Periodic Determination or Gerrity Periodic Determination.

     "Permitted Encumbrances" means with respect to any asset:

     (a) Liens in favor of the Banks or their Affiliates under the Loan Papers;

     (b) Minor defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or operation of oil and gas properties, and for the purposes of this Agreement, a minor defect in title shall include (i) those instances where record title to an oil and gas lease is in a predecessor in title to any Borrower or any of its Subsidiaries, but where such Borrower or any of its Subsidiaries, by reason of a farmout or other instrument is presently entitled to receive an assignment of its interest or other evidence of title and the appropriate Person is proceeding diligently to obtain such assignment, and (ii) easements, rights-of-way, servitudes, permits, surface leases and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of Borrowers (or their Subsidiaries, as applicable) that are customarily granted in the oil and gas industry; so long as, with respect to any of such minor defects in title, the same are minor defects which are customary and usual in the oil and gas industry and which are customarily accepted by a reasonably prudent operator dealing with its properties;

     (c) Inchoate statutory or operators' liens securing obligations for labor, services, materials and supplies furnished to oil and gas properties which are not delinquent (except to the extent permitted by Section 8.7);

     (d) Mechanic's, materialmen's, warehouseman's, journeyman's and carrier's liens and other similar liens arising by operation of law or statute in the ordinary course of business which are not delinquent (except to the extent permitted by Section 8.7);

     (e) Production sales contracts, gas balancing agreements and joint operating agreements; provided, that the amount of all gas imbalances known to any Authorized Officer of any Borrower and the amount of all production which has been paid for but not delivered shall have been disclosed or otherwise taken into account in the Reserve Reports delivered to Banks hereunder;

     (f) Liens for Taxes or assessments not yet due or not yet delinquent, or, if delinquent, that are being contested in good faith in the normal course of business by appropriate action, as permitted by Section 8.7;

     (g) All rights to consent by, required notices to, filings with, or other actions by, governmental entities in connection with the sale or conveyance of oil and gas leases or interests therein if any Borrower (or its Subsidiaries, as applicable) is entitled to such consent, the same are customarily obtained subsequent to such sale or conveyance and the appropriate Person is proceeding diligently to obtain such consent, notice or filing;

     (h) The terms and provisions of any of the oil and gas leases pursuant to which any Borrower (or its Subsidiaries, as applicable) derives its interests;

          (i) Lease burdens payable to third parties which are deducted in the calculation of discounted present value in the Reserve Reports including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest and which have been disclosed to the Administrative Agent in writing; provided, however, that no Borrower shall be required to disclose such lease burdens unless the same are lease burdens which are not customarily and usually found in the oil and gas industry or unless the same are lease burdens which obligate such Borrower and/or its Subsidiaries, as applicable, in a fashion not customarily and usually found in the oil and gas industry;

     (j) All applicable laws, rules and orders of governmental authorities having jurisdiction over the affairs of any Borrower;

     (k) Liens securing Debt incurred to finance the acquisition of the assets which are the subject of such Liens (to the extent permitted by Section 9.1 hereof); and

     (l) Liens securing the obligations due and owing under the Existing Credit Agreement; provided that such Liens are assigned to Administrative Agent for the ratable benefit of the Banks after the Closing Date.

     "Permitted Investment" means, with respect to any Borrower or any Restricted Subsidiary, (a) readily marketable direct obligations of the United States of America, (b) fully insured time deposits and certificates of deposit with maturities of one (1) year or less of any commercial bank operating in the United States having capital and surplus in excess of $50,000,000.00, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor's Corporation or Moody's Investors Service, (d) any reverse repurchase agreement entered into with a commercial bank meeting the criteria described in clause (b) preceding which is secured by a fully perfected security interest in a security of the type described in clauses (a) through (c) preceding and which security has a market value at the time such reverse repurchase agreement is entered into of not less than 100% of the obligation of such commercial bank under such reverse repurchase agreement, (e) Investments by Patina and its Restricted Subsidiaries in Patina or Restricted Subsidiaries of Patina, (f) Investments by Restricted Subsidiaries of Gerrity in Gerrity and in other Restricted Subsidiaries of Gerrity, (g) Investments by Gerrity in Restricted Subsidiaries of Gerrity consisting of loans which are evidenced by promissory notes payable on demand and which do not exceed $1,000,000 in the aggregate at any time; (h) Investments outstanding as of the date hereof described on Schedule 4 hereof,
(i) Investments by Patina in Gerrity Preferred Stock which are permitted pursuant to Section 9.2, and (j) Investments by Patina which are made (i) after the Patina Term Commitments have been terminated and the Patina Term Loan has been paid in full, and (ii) which when made, together with all other

Investments made pursuant to this clause (i) do not exceed an amount (measured at cost) greater than five percent (5%) of the Patina Borrowing Base then in effect.

     "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan which is now or was previously covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code.

     "Preferred Stock" means Patina's Series A Convertible Preferred Stock containing the rights and preferences set forth in, and issued pursuant to, the Preferred Stock Designation.

     "Preferred Stock Designation" means the Certificate of Designation of Rights and Preferences of Series A Preferred Stock filed with the Secretary of State of Delaware on or about May 1, 1996, setting forth the rights and preferences of the Preferred Stock.

     "Process Agent" has the meaning set forth in Section 14.12.

     "Pro Forma Financial Statements" means (a) the unaudited Pro Forma Condensed Consolidated Balance Sheet of Patina as of December 31, 1995, and (b) the Unaudited Pro Forma Condensed Consolidated Statement of Operations for Patina for the Fiscal Year ended December 31, 1995.

     "Pro Forma Segregated Financial Statements" means (a) the Pro Forma Unaudited Consolidated Balance Sheet of Gerrity as of December 31, 1995, and (b) the Unaudited Consolidated Balance Sheet of Patina excluding Gerrity and its Subsidiaries as of December 31, 1995, which are attached hereto as Schedule 5 and Schedule 6, respectively.

     "Projection" means the projection of Patina's consolidated results of operations for the Fiscal Year ended December 31, 1996, a true and correct copy of which is attached hereto as Schedule 7.

     "Ratio of Consolidated Funded Debt to Adjusted Consolidated EBITDA" means, for any Person as of the last day of any Fiscal Quarter, such Person's ratio of Consolidated Funded Debt on such day to its Adjusted Consolidated EBITDA for the period of four (4) Fiscal Quarters ended on such day (or to its Annualized Adjusted Consolidated EBITDA to the extent such ratio is being calculated as of the last day of any of the first three (3) complete Fiscal Quarters after the Closing Date).

     "Recognized Value" means, with respect to oil and gas properties, the pre-tax value of such properties determined in accordance with Financial Accounting Standards Board Statement 69, generally known as the "standardized measure of discounted cash flow".

     "Registration Rights Agreement" means the Registration Rights Agreement to be entered into between SOCO and Patina pursuant to the Merger Agreement.

     "Registration Statement" means the Registration Statement on Form S-4 filed by Patina with the Securities Exchange Commission on January 24, 1996 having Registration No. 333-572 related to the issuance of the Exchange Securities and certain shares of Common Stock issuable upon conversion of Preferred Stock, as amended by (i) Amendment No. 1 to Form S-4 filed by Patina with the Securities Exchange Commission on March 20, 1996, and (ii) Amendment No. 2 to Form S-4 filed by Patina with the Securities Exchange Commission on April 2, 1996.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

     "Related Assets" means, collectively, the Gerrity Related Assets and the Patina Related Assets.

     "Related Assets Reports" means, collectively, the Gerrity Related Assets Reports and the Patina Related Assets Reports, and "Related Assets Report" means a Gerrity Related Assets Report or a Patina Related Assets Report.

     "Rentals" means amounts payable by a lessee under an Operating Lease.

     "Request for Borrowing" has the meaning set forth in Section 2.4.

     "Request for Letter of Credit" has the meaning given such term in Section 2.5.

     "Required Banks" means Banks holding greater than sixty-six and two-thirds percent (66 2/3%) of the Total Commitment.

     "Reserve Reports" means, collectively, a Patina Reserve Report and a Gerrity Reserve Report and "Reserve Report" means a Patina Reserve Report or a Gerrity Reserve Report individually.

     "Restricted Payment" means (a) any Distribution by Gerrity or any of its Restricted Subsidiaries to any Person other than Gerrity or Patina, (b) any Distribution by Patina or any of its Restricted Subsidiaries other than Distributions by such Restricted Subsidiaries to Patina, and (c) the retirement, redemption or prepayment prior to the scheduled maturity by any Borrower or a Restricted Subsidiary of any Borrower of Debt of any Borrower or any Restricted Subsidiary of any Borrower (including without limitation, retirement, redemption or prepayment prior to the scheduled maturity of any of the Subordinate Notes, but expressly excluding the retirement, redemption or prepayment prior to scheduled maturity of the Intercompany Loan).

     "Restricted Subsidiary" means, with respect to each Borrower, the Subsidiaries of such Borrower described as Restricted Subsidiaries on Schedule 9 attached hereto. "Restricted Subsidiary" shall also refer to any other Subsidiary of any Borrower which Required Banks and such Borrower hereafter, in their sole discretion, designate in writing a Restricted Subsidiary. Notwithstanding anything to the contrary contained herein or contained in such
Schedule 9 Gerrity and its Subsidiaries shall not be a "Restricted Subsidiary" of Patina for purposes of this Agreement.

     "Rollover Notice" has the meaning given such term in Section 2.7(c).

     "Schedule" means a "schedule" attached to this Agreement and incorporated herein by reference, unless specifically indicated otherwise.

     "Section" refers to a "section" or "subsection" of this Agreement unless specifically indicated otherwise.

     "SOCO" means Snyder Oil Corporation, a Delaware corporation, which (a) prior to the Merger, is the legal and beneficial owner of one hundred percent (100%) of the issued and outstanding capital stock of Patina of every class, and
(b) immediately after the Merger, will be the legal and beneficial owner of seventy percent (70%) of the issued and outstanding Common Stock (on a non-diluted basis).

     "SOCO Credit Agreement" means that certain Fifth Restated Credit Agreement dated as of June 30, 1994, by and among SOCO, NationsBank of Texas, N.A., as Agent and certain financial institutions parties thereto as Banks, as amended by that certain Letter Agreement dated May 1, 1995, that certain Second Amendment to Fifth Restated Credit Agreement dated June 30, 1995, that certain Third Amendment to Fifth Restated Credit Agreement dated November 1, 1995, and that certain Fourth Amendment to Fifth Restated Credit Agreement dated April 4, 1996.

     "SOCO Wattenberg" means the assets and operations described and defined in the Merger Agreement as the "Business", which assets and operations include, without limitation, the assets, operations and capital stock of SWAT.

     "Special Determination" means any Patina Special Determination or Gerrity Special Determination.

     "Subordinate Note Redemption Date" means the date specified as the "Change of Control Payment Date" in the "Change of Control Offer" required to be delivered by Gerrity as a result of the Merger pursuant to Section 4.18 of the Indenture.

     "Subordinate Note Redemption Period" means the period commencing on the Closing Date and ending on the Subordinate Note Redemption Date.

     "Subordinate Notes" means Gerrity's 11 3/4% Senior Subordinate Notes due July 15, 2004.

     "Subsidiary" means, for any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. The term Subsidiary shall include Subsidiaries of Subsidiaries (and so on).

     "Surplus Commitment" has the meaning set forth in Section 13.5.

     "SWAT" means SOCO Wattenberg  Corporation,  a Delaware corporation,  which,
(a) prior to the contribution by SOCO of SOCO Wattenberg to Patina pursuant to the Merger Agreement, is a wholly owned Subsidiary of SOCO, and (b) thereafter, will be a wholly owned Subsidiary of Patina.

     "Tax Credit Transaction Agreement" means a Tax Credit Transaction Agreement to be entered into among Borrowers, Agents and Banks substantially in the form of Exhibit J attached hereto.

     "Taxes" means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, interest equalization taxes, capital transaction taxes, foreign exchange taxes or other charges, or other charges of any nature whatsoever, from time to time or at any time imposed by law or any federal, state or local governmental agency. "Tax" means any one of the foregoing.

     "Termination Date" means July 15, 1999.

     "Total Commitment" means the aggregate of all Banks' Commitments.

     "Total Gerrity Commitment" means the Gerrity Commitments of the Banks in an initial aggregate amount of $138,000,000.

     "Total Patina Revolving Commitment" means the Patina Revolving Commitments of the Banks in an initial aggregate amount of $102,000,000.

     "Total Patina Term Commitment" means the Patina Term Commitments of the Banks in an initial aggregate amount of $87,000,000.

     "Tranche" means an Adjusted Base Rate Tranche or a Eurodollar Tranche and "Tranches" means Adjusted Base Rate Tranches or Eurodollar Tranches or any combination thereof.

     "Transfer Agent" means the American Stock Transfer & Trust Company.

     "Transfer Documents" means (a) the Assignment, Bill of Sale and Mineral Deed dated May 2, 1996, between SOCO and Patina, and between Patina and SWAT;
(b) the Assignment and Bill of Sale dated May 2, 1996, between SOCO and Patina, and between Patina and SWAT; (c) the Bill of Sale dated May 2, 1996, from SOCO to Patina, and from Patina to SWAT; (d) the Deed dated May 2, 1996, from SOCO to Patina, and from Patina to SWAT (relating to real property in Weld County, Colorado); and (e) the Deed dated May 2, 1996, from SOCO to Patina, and from Patina to SWAT (relating to real property in Morgan County, Colorado.

     "Type" means with reference to a Tranche, the characterization of such Tranche as an Adjusted Base Rate Tranche or a Eurodollar Tranche based on the method by which the accrual of interest on such Tranche is calculated.

     "Unrestricted Subsidiary" shall mean any Subsidiary of any Borrower which is not a Restricted Subsidiary.

     SECTION 1.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the most recent audited consolidated and consolidating financial statements of the applicable Borrower and its Consolidated Subsidiaries delivered to Banks except for changes concurred in by Borrowers' independent certified public accountants and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to Banks pursuant to Sections 8.1(a), (b), (c) (d), (e) or (f); provided that, unless Borrower and Required Banks shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained in Article X are computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods. As used herein, any reference herein to the consolidated financial condition or results of operation of Patina as of a date or for a period which is qualified by the phrase "excluding Gerrity and its Subsidiaries" or by any similar phrase shall refer to the consolidated results of operations or financial condition of Patina as of such date or for such period excluding any amount attributable to the assets, liabilities, capital stock, revenues, profits, losses or results of operations of Gerrity and its Subsidiaries as of such date or for such period (including, without limitation, any part of the Gerrity Obligations guaranteed by Patina pursuant to the Patina Guarantees.)

                                   ARTICLE II

                              THE CREDIT FACILITIES

     SECTION 2.1. Patina Term Commitment. Each Bank severally agrees, subject to the terms and conditions set forth in this Agreement, to lend to Patina and SWAT, collectively in (a) one Borrowing on the Subordinate Note Redemption Date such Bank's Commitment Percentage of an amount equal to the remainder of (i) 101% of the principal amount of Subordinate Notes tendered for redemption on the Subordinate Note Redemption Date as a result of the Merger pursuant to Section
4.18 of the Indenture, minus (ii) $14,000,000, and (b) one or more Borrowings subsequent to the Subordinate Note Redemption Date, such Bank's Commitment Percentage of amounts equal to the lesser of (i) the purchase price to be paid by Gerrity for Subordinate Notes being repurchased by Gerrity subsequent to the Subordinate Note Redemption Date, or (ii) the principal amount of Subordinate Notes being repurchased by Gerrity subsequent to the Subordinate Note Redemption Date. Borrowings under the Patina Term Commitments shall be used by Patina and SWAT solely to make advances to Gerrity under the Intercompany Loan to be used by Gerrity to repurchase or redeem Subordinate Notes tendered to Gerrity for redemption or repurchase as a result of the Merger pursuant to Section 4.18 of the Indenture or to otherwise repurchase Subordinate Notes subsequent to the Subordinate Note Redemption Date. In no event shall Patina or SWAT be entitled to a Borrowing under the Patina Term Commitments unless and until the Gerrity Refinancing Reserve has been fully exhausted for the purposes of repurchasing or redeeming Subordinates Notes or making principal payments or prepayments on the Intercompany Loan. No Bank shall be obligated to loan under its Patina Term Commitment (i) after the Patina Term Commitment Termination Date, (ii) which would cause the aggregate amount of all Borrowings under the Total Patina Term Commitment to exceed the amount of the Total Patina Term Commitment, or (iii) which would cause the aggregate amount advanced by such Bank with respect to the Patina Term Loan to exceed such Bank's Patina Term Commitment. Amounts repaid on the Patina Term Loan may not be reborrowed.

     SECTION 2.2. Patina Revolving Commitment. (a) Each Bank severally agrees, subject to Section 2.2(c) and the other terms and conditions set forth in this Agreement, to lend to Patina and SWAT from time to time during the Credit Period amounts not to exceed in the aggregate at any one time outstanding, the amount of such Bank's Patina Revolving Commitment reduced by an amount equal to such Bank's Patina Letter of Credit Exposure. Each Borrowing shall (i) be in an aggregate principal amount of $500,000 or any larger integral multiple of $100,000 (except that any Adjusted Base Rate Borrowing may be in an amount equal to the Patina Revolving Availability at such time), and (ii) be made from each Bank ratably in accordance with its respective Commitment Percentage. Subject to the foregoing limitations and the other provisions of this Agreement, Patina and SWAT may borrow under this Section 2.2(a), repay amounts borrowed under this
Section 2.3(a) and request new Borrowings under this Section 2.3(a).

     (b) Administrative Agent, or such Bank designated by Administrative Agent which (without obligation to do so) consents to the same ("Patina Letter of Credit Issuer"), will, from time to time during the Credit Period, upon request by Patina and SWAT, issue Patina Letters of Credit for the account of Patina or any Restricted Subsidiary designated by Patina and SWAT, so long as (i) the sum of (A) the total Patina Letter of Credit Exposure then existing, and (B) the amount of the requested Patina Letter of Credit does not exceed $10,000,000, and
(ii) Patina and SWAT would be entitled to a Borrowing  under Sections 2.2(a) and
(c) in the amount of the requested Patina Letter of Credit.  Not less than three
(3) Domestic Business Days prior to the requested date of issuance of any such Patina Letter of Credit, Patina and SWAT (and any Restricted Subsidiary of Patina for whose account such Patina Letter of Credit is being issued) shall execute and deliver to Patina Letter of Credit Issuer, Patina Letter of Credit Issuer's customary letter of credit application. Each Patina Letter of Credit shall be in form and substance acceptable to Patina Letter of Credit Issuer. No Patina Letter of Credit shall have an expiration date later than the earlier of (i) the Termination Date, or
(ii) one (1) year from the date of issuance. Upon the date of issuance of a Patina Letter of Credit, Patina Letter of Credit Issuer shall be deemed to have sold to each other Bank, and each other Bank shall be deemed to have unconditionally and irrevocably purchased from Patina Letter of Credit Issuer, a non-recourse participation in the related Patina Letter of Credit and Patina Letter of Credit Exposure equal to such Bank's Commitment Percentage of such Patina Letter of Credit and Letter of Credit Exposure. Upon request of any Bank, but not less often than quarterly, Administrative Agent shall provide notice to each Bank by telephone, teletransmission or telex setting forth each Patina
Letter of Credit issued and outstanding pursuant to the terms hereof and specifying the Patina Letter of Credit Issuer, beneficiary and expiration date of each such Patina Letter of Credit, each Bank's participation percentage of each such Patina Letter of Credit and the actual dollar amount of each Bank's participation held by the Patina Letter of Credit Issuer(s) thereof for such Bank's account and risk. If any Patina Letter of Credit is presented for payment by the beneficiary thereof, Administrative Agent shall cause an Adjusted Base Rate Borrowing to be made from each Bank participating in such Patina Letter of Credit and Patina Letter of Credit Exposure to reimburse Patina Letter of Credit Issuer for the payment under the Patina Letter of Credit, whether or not Patina and SWAT would then be entitled to a Borrowing pursuant to the terms hereof, and each Bank which participated in such Patina Letter of Credit and Patina Letter of Credit Exposure shall be obligated to lend its Commitment Percentage of such Adjusted Base Rate Borrowing. At the time of issuance of each Patina Letter of Credit, Patina and SWAT shall pay to Administrative Agent a fee equal to the sum of (i) the greater of (A) $500, or (B) one- eighth of one percent (1/8%) per annum (based on the face amount and term of such Patina Letter of Credit), plus
(ii) the greater of (A) $500, or (B) a per annum percentage equal to the Applicable Margin in effect on the date of issuance of such Patina Letter of Credit (based upon the amount and term of such Patina Letter of Credit). Administrative Agent shall distribute the fee described in subclause (i) of the preceding sentence paid on issuance of such Patina Letter of Credit to the Patina Letter of Credit Issuer which issued such Patina Letter of Credit. The remaining portion of such fee shall be paid to Banks participating in such Patina Letter of Credit and Patina Letter of Credit Exposure based on the relative amounts of their participation in such Patina Letter of Credit and Patina Letter of Credit Exposure.

     Upon the occurrence of an Event of Default, Patina and SWAT, jointly and severally, shall, on the next succeeding Domestic Business Day, deposit with Administrative Agent such funds as Administrative Agent may request, up to a maximum amount equal to the aggregate existing Patina Letter of Credit Exposure of all Banks. Any funds so deposited shall be held by Administrative Agent for the ratable benefit of all Banks as security for the outstanding Patina Letter of Credit Exposure and the other Patina Obligations, and Patina and SWAT will, in connection therewith, execute and deliver such security agreements in form and substance satisfactory to Administrative Agent which it may, in its discretion, require. As drafts or demands for payment are presented under any Patina Letter of Credit, Administrative Agent shall apply such funds to satisfy such drafts or demands. When all Patina Letters of Credit have expired and the Patina Obligations have been repaid in full (and the Commitments of all Banks have terminated) or such Event of Default has been cured to the satisfaction of Required Banks, Administrative Agent shall release to Patina and SWAT (as Patina shall designate) any remaining funds deposited under this Section 2.2(b). Whenever Patina and SWAT are required to make deposits under this Section 2.2(b) and fail to do so on the day such deposit is due, Administrative Agent or any Bank may, without notice to Patina or SWAT, make such deposit (whether by application of proceeds of any collateral for the Patina Obligations, by transfers from other accounts maintained with any Bank or otherwise) using any funds then available to any Bank of Patina, and of its Restricted Subsidiaries, any guarantor, or any other Person liable for all or any part of the Patina Obligations.

     (c) No Bank will be obligated to lend to Patina and SWAT under this Section
2.2 or incur Patina Letter of Credit Exposure, and Patina and SWAT shall not be entitled to borrow hereunder or obtain Patina Letters of Credit hereunder (i) during the existence of any Borrowing Base Deficiency, or (ii) in an amount which would cause a Borrowing Base Deficiency. Nothing in this Section 2.2(c) shall be deemed to limit any Bank's obligation to fund its ratable share of Adjusted Base Rate Borrowings with respect to its participation in Patina Letters of Credit made as a result of any drawing under any Patina Letter of Credit.

     SECTION 2.3. Gerrity Revolving Commitment. (a) Each Bank severally agrees, subject to Section 2.3(c) and (d) and 4.8 and the other terms and conditions set forth in this Agreement, to lend to Gerrity from time to time during the Credit Period amounts not to exceed in the aggregate at any one time outstanding, the amount of such Bank's Gerrity Commitment reduced by an amount equal to such Bank's Gerrity Letter of Credit Exposure. Each Borrowing shall be in an aggregate principal amount of $500,000 or any larger integral multiple of $100,000 (except that any Adjusted Base Rate Borrowing may be in an amount equal to the Gerrity Availability at such time), and (ii) shall be made from each Bank ratably in accordance with its respective Commitment Percentage. Subject to the foregoing limitations and the other provisions of this Agreement, Gerrity may borrow under this Section 2.3(a), repay amounts borrowed under this Section 2.3(a) and request new Borrowings under this Section 2.3(a).

     (b) Administrative Agent, or such Bank designated by Administrative Agent which (without obligation to do so) consents to the same ("Gerrity Letter of Credit Issuer") will, from time to time during the Credit Period, upon request by Gerrity, issue Gerrity Letters of Credit for the account of Gerrity or any Restricted Subsidiary of Gerrity designated by Gerrity, so long as (i) the sum of (A) the total Gerrity Letter of Credit Exposure then existing, and (B) the amount of the requested Gerrity Letter of Credit does not exceed $10,000,000, and (ii) Gerrity would be entitled to a Borrowing under Sections 2.3(a), (c) and
(d) in the amount of the requested Gerrity Letter of Credit. Not less than three
(3) Domestic Business Days prior to the requested date of issuance of any such Gerrity Letter of Credit, Gerrity (and any Restricted Subsidiary of Gerrity for whose account such Gerrity Letter of Credit is being issued) shall execute and deliver to Gerrity Letter of Credit Issuer, Gerrity Letter of Credit Issuer's customary letter of credit application. Each Gerrity Letter of Credit shall be in form and substance acceptable to Gerrity Letter of Credit Issuer. No Gerrity Letter of Credit shall have an expiration date later than the earlier of (i) the Termination Date, or (ii) one (1) year from the date of issuance. Upon the date of issuance of a Gerrity Letter of Credit, Gerrity Letter of Credit Issuer shall be deemed to have sold to each other Bank, and each other Bank shall be deemed to have unconditionally and irrevocably purchased from Gerrity Letter of Credit Issuer, a non recourse participation in the related Gerrity Letter of Credit and Gerrity Letter of Credit Exposure equal to the amount of such Bank's Commitment Percentage of such Gerrity Letter of Credit and Letter of Credit Exposure. Upon request of any Bank, but not less often than quarterly, Administrative Agent shall provide notice to each Bank by telephone, teletransmission or telex setting forth each Gerrity Letter of Credit issued and outstanding pursuant to the terms hereof and specifying the Gerrity Letter of Credit Issuer, beneficiary and expiration date of each such Gerrity Letter of Credit, each Bank's percentage of each such Gerrity Letter of Credit and the actual dollar amount of each Bank's participation held by the Gerrity Letter of Credit Issuer(s) thereof for such Bank's account and risk. If any Gerrity Letter of Credit is presented for payment by the beneficiary thereof, Administrative Agent shall cause an Adjusted Base Rate Borrowing to be made from each Bank participating in such Gerrity Letter of Credit and Gerrity Letter of Credit Exposure to reimburse
Gerrity Letter of Credit Issuer for the payment under the Gerrity Letter of Credit, whether or not Gerrity would then be entitled to a Borrowing pursuant to the terms hereof, and each Bank which participated in such Gerrity Letter of Credit and Gerrity Letter of Credit Exposure shall be obligated to lend its Commitment Percentage of such Adjusted Base Rate Borrowing. At the time of issuance of each Gerrity Letter of Credit, Gerrity shall pay to Administrative Agent a fee equal to the sum of (i) the greater of (A) $500, or (B) one-eighth of one percent (1/8%) per annum (based on the face amount and term of such Gerrity Letter of Credit), plus (ii) the greater of (A) $500, or (B) a per annum percentage equal to the Applicable

Margin in effect on the date of issuance of such Gerrity Letter of Credit (based upon the amount and term of such Gerrity Letter of Credit). Administrative Agent shall distribute the fee described in subclause (i) of the preceding sentence paid on issuance of such Gerrity Letter of Credit to the Gerrity Letter of Credit Issuer of such Gerrity Letter of Credit. The remaining portion of such fee shall be paid to Banks participating in such Gerrity Letter of Credit and Gerrity Letter of Credit Exposure based on the relative amounts of their participation in such Gerrity Letter of Credit and Gerrity Letter of Credit Exposure.

     Upon the occurrence of an Event of Default, Gerrity shall, on the next succeeding Domestic Business Day, deposit with Administrative Agent such funds as Administrative Agent may request, up to a maximum amount equal to the aggregate existing Gerrity Letter of Credit Exposure of all Banks. Any funds so deposited shall be held by Administrative Agent for the ratable benefit of all Banks as security for the outstanding Gerrity Letter of Credit Exposure and the other Gerrity Obligations, and Gerrity will, in connection therewith, execute and deliver such security agreements in form and substance satisfactory to Administrative Agent which it may, in its discretion, require. As drafts or demands for payment are presented under any Gerrity Letter of Credit, Administrative Agent shall apply such funds to satisfy such drafts or demands. When all Gerrity Letters of Credit have expired and the Gerrity Obligations have been repaid in full (and the Gerrity Commitment of all Banks have terminated) or such Event of Default has been cured to the satisfaction of Required Banks, Administrative Agent shall release to Gerrity any remaining funds deposited under this Section 2.3(b). Whenever Gerrity is required to make deposits under this Section 2.3(b) and fails to do so on the day such deposit is due, Administrative Agent or any Bank may, without notice to Gerrity, make such deposit (whether by application of proceeds of any collateral for the Gerrity Obligations, by transfers from other accounts maintained with any Bank or otherwise) using any funds then available to any Bank of any Borrower or any of their Restricted Subsidiaries, any guarantor, or any other Person liable for all or any part of the Gerrity Obligations.

     (c) No Bank will be obligated to lend to Gerrity hereunder or incur Gerrity Letter of Credit Exposure, and Gerrity shall not be entitled to borrow hereunder or obtain Gerrity Letters of Credit hereunder (i) during the existence of a Borrowing Base Deficiency, or (ii) in an amount which would cause a Borrowing Base Deficiency. Nothing in this Section 2.3(c) below shall be deemed to limit any Bank's obligation to fund its Commitment Percentage of Adjusted Base Rate
Borrowings with respect to its participation in Gerrity Letters of Credit in connection with any Adjusted Base Rate Borrowing made as a result of the drawing under any Gerrity Letter of Credit.

     (d) Gerrity shall not be permitted to obtain Borrowings hereunder in respect of the Gerrity Refinancing Reserve for any purpose other than (i) to redeem Subordinate Notes tendered to Gerrity as a result of the Merger pursuant to Section 4.18 of the Indenture, (ii) to repurchase or redeem Subordinate Notes after the Subordinate Note Redemption Date, and (iii) to make payments and prepayments on the Intercompany Loan.

     SECTION 2.4. Method of Borrowing. (a) In order to request any Borrowing hereunder, the applicable Borrower(s) shall hand deliver, telex or telecopy to Administrative Agent a duly completed Request for Borrowing (herein so called) prior to 12:00 noon (Houston, Texas time), (i) at least one (1) Domestic Business Day before the Borrowing Date specified for a proposed Adjusted Base Rate Borrowing, and (ii) at least three (3) Eurodollar Business Days before the Borrowing Date of a proposed Eurodollar Borrowing. Each such Request for Borrowing shall be substantially in the form of Exhibit G hereto, and shall specify:


                         (i) whether such Borrowing is being made under the Patina Term Loan, the Patina Revolving Loan or the Gerrity Loan;

                         (ii) whether such  Borrowing is to be an Adjusted  Base
                    Rate Borrowing or a Eurodollar Borrowing;

                         (iii) the Borrowing Date of such Borrowing, which shall
                    be a Domestic Business Day in the case of an Adjusted Base Rate Borrowing, or a Eurodollar Business Day in the case of a Eurodollar Borrowing;

                         (iv) the aggregate amount of such Borrowing;

                         (v) in the case of a Eurodollar Borrowing, the duration
                    of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period; and

                         (vi) to the extent such Borrowing is to be used in whole or in part to repurchase or redeem Subordinate Notes
                    (A) the principal amount of the Subordinate Notes to be repurchased or redeemed, (B) the closing date for such redemption or repurchase (which shall be the Borrowing Date for the requested Borrowing), and (C) a description of the material terms and conditions of such repurchase or redemption (or a statement that such redemption is being made as a result of the Merger pursuant to Section 4.18 of the Indenture, if applicable).

     (b) Upon receipt of a Request for Borrowings described in Section 2.4(a) above, Administrative Agent shall promptly notify each Bank of the contents thereof and the amount of the Borrowing to be loaned by such Bank pursuant thereto, and such Request for Borrowings shall not thereafter be revocable by the applicable Borrower(s).

     (c) Not later than 12:00 noon (Houston, Texas time) on the date of each Borrowing, each Bank shall make available its Commitment Percentage of such Borrowing, in Federal or other funds immediately available in Houston, Texas to Administrative Agent at its address set forth on Schedule 1 hereto.
Notwithstanding the foregoing, if the applicable Borrower(s) deliver to Administrative Agent a Request for Borrowing prior to 10:00 a.m. (Houston, Texas time) on a Domestic Business Day requesting an Adjusted Base Rate Borrowing on such day, each Bank shall use its best efforts to make available to Administrative Agent its Commitment Percentage of such Borrowing by 1:00 p.m. (Houston, Texas time) on the same day. Unless Administrative Agent determines that any applicable condition specified in Section 6.2 has not been satisfied, Administrative Agent will make the funds so received from Banks available to the applicable Borrower at Administrative Agent's aforesaid address.

     SECTION 2.5. Method of Requesting Letters of Credit. (a) In order to request any Letter of Credit hereunder, the applicable Borrower(s) shall hand deliver, telex or telecopy to Administrative Agent a duly completed Request for Letter of Credit (herein so called) prior to 12:00 noon (Houston, Texas time) at least three Domestic Business Days before the date specified for issuance of such Letter of Credit. Each Request for Letters of Credit shall be substantially in the form of Exhibit H hereto, shall be accompanied by the applicable Letter of Credit Issuer's duly completed and executed letter of credit application and agreement and shall specify:

                         (i) whether  such  Letter of Credit is being  requested
                    under the Gerrity Commitments or the Patina Revolving Commitments;

                         (ii) the requested  date for issuance of such Letter of
                    Credit;

                         (iii) the  terms of such  requested  Letter of  Credit,
                    including the name and address of the beneficiary, the stated amount, the expiration date and the conditions under which drafts under such Letter of Credit are to be available; and

                         (iv) the purpose of such Letter of Credit.

                         (b) Upon  receipt  of a  Request  for  Letter of Credit
                    described in Section 2.5(a) above, Administrative Agent shall promptly notify each Bank and the proposed Letter of Credit Issuer of the contents thereof, including the amount of the requested Letter of Credit, and such Request for Letter of Credit shall not thereafter be revocable by the applicable Borrower(s).

     (c) No later than 12:00 noon (Houston, Texas time) on the date each Letter of Credit is requested, unless Administrative Agent or the applicable Letter of Credit Issuer determines that any applicable condition precedent set forth in
Section 6.2 hereof has not been satisfied, the applicable Letter of Credit Issuer will issue and deliver such Letter of Credit pursuant to the instructions of the applicable Borrower(s).

     SECTION 2.6. Notes.  Each Bank's  Commitment  Percentage of the Patina Term
Loan shall be evidenced by a single Patina Term Note payable to the order of such Bank in an amount equal to such Bank's Patina Term Commitment. Each Bank's Commitment Percentage of the Patina Revolving Loan shall be evidenced by a single Patina Revolving Note payable to the order of such Bank in an amount equal to such Bank's Patina Revolving Commitment. Each Bank's Commitment Percentage of the Gerrity Loan shall be evidenced by a single Gerrity Note payable to the order of such Bank in an amount equal to such Bank's Gerrity Commitment.

     SECTION 2.7. Interest Rates; Payments. (a) The principal amount of each Loan outstanding from day to day which is the subject of an Adjusted Base Rate Tranche shall bear interest at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted Base Rate in effect from day to day; provided that in no event shall the rate charged hereunder or under the Notes exceed the Maximum Lawful Rate. Interest on any portion of the principal of any Loan subject to an Adjusted Base Rate Tranche shall be payable as it accrues on the last day of each calendar month.

     (b) The principal amount of each Loan outstanding from day to day which is the subject of a Eurodollar Tranche shall bear interest for the Interest Period applicable thereto at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted Eurodollar Rate; provided that in no event shall the rate charged hereunder or under the Notes exceed the Maximum Lawful Rate. Interest on any portion of the principal of any Loan subject to a Eurodollar Tranche having an Interest Period of one (1), two (2) or three (3) months shall be payable on the last day of the Interest Period applicable thereto. Interest on any portion of the principal of any Loan subject to a Eurodollar Tranche having an Interest Period of six (6) months shall be payable on the last day of the Interest Period applicable thereto and on the last day of each Fiscal Quarter during such Interest Period.

     (c) So long as no Default or Event of Default shall be continuing, subject to the provisions of this Section 2.7, each Borrower shall have the option of having all or any portion of the principal outstanding under each Loan borrowed by it be the subject of an Adjusted Base Rate Tranche or one (1) or more Eurodollar Tranches, which shall bear interest at rates based upon the Adjusted Base Rate and the Adjusted Eurodollar Rate, respectively (each such option is referred to herein as an "Interest Option"); provided, that each Eurodollar Tranche shall be in a minimum amount of $500,000 and shall be in an amount which is an integral multiple of $100,000. Each change in an Interest Option made pursuant to this Section 2.7(c) shall be deemed both a payment in full of the portion of the principal of the applicable Loan which was the subject of the Adjusted Base Rate Tranche or Eurodollar Tranche from which such change was made and a Borrowing (notwithstanding that the unpaid principal amount of the applicable Loan is not changed thereby) of the portion of the principal of the applicable Loan which is the subject of the Adjusted Base Rate Tranche or Eurodollar Tranche into which such change was made. Prior to the termination of each Interest Period with respect to each Eurodollar Tranche, the applicable Borrower shall give written notice (a "Rollover Notice") in the form of Exhibit I attached hereto to Administrative Agent of the Interest Option which shall be applicable to such portion of the principal of the applicable Loan upon the expiration of such Interest Period. Such Rollover Notice shall be given to Administrative Agent at least one (1) Domestic Business Day, in the case of an Adjusted Base Rate Tranche selection and three (3) Eurodollar Business Days, in the case of a Eurodollar Tranche selection, prior to the termination of the Interest Period then expiring. If the applicable Borrower shall specify a Eurodollar Tranche, such Rollover Notice shall also specify the length of the succeeding Interest Period (subject to the provisions of the definitions of such term), selected by such Borrower. Each Rollover Notice shall be irrevocable and effective upon notification thereof to Administrative Agent. If the required Rollover Notice shall not have been timely received by Administrative Agent, the applicable Borrower shall be deemed to have elected that the principal of the Loan subject to the Interest Period then expiring be the subject of an Adjusted Base Rate Tranche upon the expiration of such Interest Period and such Borrower will be deemed to have given Administrative Agent notice of such election. Subject to the limitations set forth in this Section 2.7(c) on the minimum amount of Eurodollar Tranches, Borrower shall have the right to convert each Adjusted Base Rate Tranche to a Eurodollar Tranche by giving Administrative Agent a Rollover Notice of such election at least three (3) Eurodollar Business Days prior to the date on which Borrower elects to make such conversion (a "Conversion Date"). The Conversion Date selected by Borrower shall be a Eurodollar Business Day. Notwithstanding anything in this Section 2.7 to the contrary, no portion of the principal of a Loan which is the subject of an Adjusted Base Rate Tranche may be converted to a Eurodollar Tranche and no Eurodollar Tranche may be continued as such when any Default or Event of Default has occurred and is continuing, but each such Tranche shall be automatically converted to an Adjusted Base Rate Tranche on the last day of each applicable Interest Period. In no event shall more than four (4) Interest Options be in effect with respect to any Loan at any time.

     (d) Notwithstanding anything to the contrary set forth in Section 2.7(a) or
(b) above, all overdue principal of and, to the extent permitted by law, overdue interest on any Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the lesser of (a) the sum of (i) two percent (2%), plus (ii) the Adjusted Base Rate in effect from day to day, and (b) the Maximum Lawful Rate.

     (e) Administrative Agent shall determine each interest rate applicable to the Loans in accordance with the terms hereof. Administrative Agent shall promptly notify Borrowers and Banks by telex, telecopy or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

     (f) Notwithstanding the foregoing, if at any time the rate of interest calculated with reference to the Adjusted Base Rate or the Eurodollar Rate hereunder (the "contract rate") is limited to the Maximum Lawful Rate, any subsequent reductions in the contract rate shall not reduce the rate of interest on the affected Loan below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the contract rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of any Note, the total amount of interest paid or accrued on such Note is less than the amount of interest which would have accrued if the contract rate had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, the applicable Borrower shall pay to the holder of such Note an amount equal to the difference between (i) the lesser of the amount of interest which would have accrued if the contract rate had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (ii) the amount of interest actually paid on such Note.

     (g) Interest payable on the principal of any Loan subject to a Eurodollar Tranche shall be computed based on the number of actual days elapsed assuming that each calendar year consisted of 360 days. Interest payable on the principal of any Loan subject to an Adjusted Base Rate Tranche shall be computed based on the number of actual days elapsed and based on the actual number of days in the calendar year for which accrued interest is being computed.

     SECTION 2.8. Mandatory Prepayments of Patina Term Loan. A mandatory prepayment of principal of the Patina Term Loan shall be due and payable on the same day as the date of any prepayment of principal on the Intercompany Loan and in an amount identical to the amount of such prepayment of principal of the Intercompany Loan.

     SECTION 2.9. Mandatory Termination of Commitments; Termination Date and Maturity. The Patina Term Commitments shall terminate on the Patina Term Commitment Termination Date. The Gerrity Commitments and the Patina Revolving
Commitments shall each terminate on the Termination Date. The outstanding principal balance of all Loans, all accrued but unpaid interest thereon and all other Gerrity Obligations and Patina Obligations shall be due and payable in full on the Termination Date.

     SECTION 2.10. Mandatory Reduction of Patina Term Commitments. In the event the Gerrity Availability is increased pursuant to Section 4.8 and such Availability is utilized to repurchase Subordinate Notes at any time that the Patina Term Commitments are in effect, the Total Patina Term Commitment shall reduce (and the Patina Term Commitments of each Bank shall reduce ratably) on the date such Availability is so utilized by an amount equal to the amount so utilized.

     SECTION 2.11. Voluntary Reduction of Patina Commitments. (a) Patina and SWAT may, by notice to Administrative Agent one (1) Domestic Business Day prior to the effective date of any such reduction, permanently reduce the Total Patina Term Commitment and/or the Total Patina Revolving Commitment (and thereby permanently reduce the Patina Term Commitment and/or the Patina Revolving
Commitment of each Bank ratably in accordance with such Bank's Commitment Percentage) in amounts not less than $1,000,000 or any larger multiple of $100,000. On the effective date of any such reduction in the Total Patina
Revolving Commitment, Patina and SWAT shall, jointly and severally, to the extent required as a result of such reduction, make a principal payment on the Patina Revolving Loan in an amount sufficient to cause the Patina Outstanding Credit to be equal to or less than the Total Patina Revolving Commitment as thereby reduced. Notwithstanding the foregoing, Patina and SWAT shall not be permitted to voluntarily reduce the Total Patina Revolving Commitment (a) if, as a result of such reduction, Patina and SWAT would be required to prepay all or any portion of the principal amount of any Eurodollar Tranche prior to the last day of the Interest Period applicable thereto, or (b) to an amount less than the aggregate Patina Letter of Credit Exposure of all Banks.

     SECTION 2.12. Voluntary Reduction of Gerrity Commitments. (a) Gerrity may by notice to Administrative Agent one (1) Domestic Business Day prior to the effective date of any such reduction, permanently reduce the Total Gerrity Commitment (and thereby permanently reduce the Gerrity Commitment of each Bank ratably in accordance with such Bank's Commitment Percentage) in amounts not less than $1,000,000 or any larger multiple of $100,000. On the effective date of any such reduction, Gerrity shall, to the extent required as a result of such reduction, make a principal payment on the Gerrity Loan in an amount sufficient to cause the Gerrity Outstanding Credit to be equal to or less than the Total Gerrity Commitment as thereby reduced. Notwithstanding the foregoing, Gerrity shall not be permitted to voluntarily reduce the Total Gerrity Commitment (a) if, as a result of such reduction, Gerrity would be required to prepay all or any portion of the principal amount of any Eurodollar Tranche prior to the last day of the Interest Period applicable thereto, or (b) to an amount less than the aggregate Gerrity Letter of Credit Exposure of all Banks.

     SECTION 2.13. Voluntary Prepayments of Patina Term Loan. Patina and SWAT may, subject to Section 3.3 hereof, by notice to Administrative Agent not less than one (1) Domestic Business Day prior to such prepayment, voluntarily prepay the Patina Term Loan in whole or in part at any time without premium or penalty; provided that any partial prepayment shall be in an amount not less than $1,000,000 or a larger integral multiple of $100,000.

     SECTION 2.14. Application of Payments. Each repayment pursuant to Sections 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 4.4, 4.8 and 4.9 shall be made together with accrued interest to the date of payment, and shall be applied to payment of the Loans in accordance with Section 3.2 and the other provisions of this Agreement.

     SECTION 2.15. Commitment Fees Applicable to Revolvers. On the Termination Date and on the last day of each Fiscal Quarter until the Termination Date, commencing on June 30, 1996, (a) Patina and SWAT shall, jointly and severally, pay to Administrative Agent, for the ratable benefit of each Bank, a commitment fee equal to the Commitment Fee Percentage (computed on the basis of actual days elapsed and as if each calendar year consisted of 360 days) of the average daily Patina Revolving Availability for the Fiscal Quarter (or portion thereof) ending on such date, and (b) Gerrity shall pay to Administrative Agent, for the ratable benefit of each Bank, a commitment fee equal to the Commitment Fee Percentage (computed on the basis of actual days elapsed and as of each calendar year consisted of 360 days) of the average daily Gerrity Availability for the Fiscal Quarter (or portion thereof) ending on such date.

     SECTION 2.16. Commitment Fee Applicable to Patina Term Commitments. On the Patina Term Commitment Termination Date and on the last day of each Fiscal Quarter prior thereto commencing June 30, 1996, Patina and SWAT shall jointly and severally pay to Agent, for the ratable benefit of each Bank, a commitment fee equal to the Commitment Fee Percentage (computed on the basis of actual days elapsed and as if each calendar year consisted of 360 days) of the daily average Patina Term Availability for the Fiscal Quarter (or portion thereof) ending on such date.

     SECTION 2.17. Additional Fees Due on Patina Term Commitment Termination Date. In the event the Patina Term Loan is not repaid in full on or prior to the Patina Term Commitment Termination Date, then on the Patina Term Commitment Termination Date (a) Patina and SWAT shall, jointly and severally, pay to Administrative Agent for the ratable benefit of each Bank, a fee in the amount of (i) .375% of the Patina Revolving Commitments in effect on such day, and (ii)
 .375% of the principal amount of the Patina Term Loan outstanding on such day, and (b) Gerrity shall pay to Administrative Agent for the ratable benefit of all Banks a fee in the amount of .375% of the Gerrity Borrowing Base in effect on such day.

     SECTION 2.18. Closing Fee. On the Closing Date, (a) Patina and SWAT shall jointly and severally pay to Administrative Agent for the ratable benefit of each Bank a closing fee in the amount of $236,250, and (b) Gerrity shall pay to Administrative Agent for the ratable benefit of each Bank a closing fee in the amount of $63,750.

     SECTION 2.19. Patina Term Loan Funding Fee. On each day on which a Borrowing is made under the Patina Term Loan, Patina and SWAT shall jointly and severally pay to Administrative Agent for the ratable benefit of each Bank a funding fee in an amount equal to .125% of the amount of such

Borrowing.

     SECTION 2.20. Agency and Other Fees. Each Borrower shall pay to each Agent and its Affiliates such fees and other amounts as each Borrower shall be required to pay to such Agent and its Affiliates from time to time pursuant to any separate agreement between any Borrower and such Agent or any of its Affiliates setting forth the compensation to be paid to such Agent and its Affiliates in consideration for acting as Agent hereunder and for providing other services in connection with the credit facilities provided pursuant hereto. Such fees and other amounts shall be retained by the applicable Agent and its Affiliates, and no Bank (other than the applicable Agents) shall have any interest therein.


                                   ARTICLE III

                               GENERAL PROVISIONS

     SECTION 3.1. Delivery and Endorsement of Notes. Simultaneously with the execution of this Agreement, Administrative Agent shall deliver to each Bank the Notes payable to such Bank. Each Bank may endorse (and prior to any transfer of its Notes shall endorse) on the schedule attached to each of its Notes appropriate notations to evidence the date and amount of each advance of funds made by it in respect of any Borrowing, the Interest Period applicable thereto, and the date and amount of each payment of principal received by such Bank with respect to each Loan; provided that the failure by any Bank to so endorse its Notes shall not affect the liability of any Borrower for the repayment of all amounts outstanding under such Notes together with interest thereon. Each Bank is hereby irrevocably authorized by each Borrower to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as required.

     SECTION 3.2. General Provisions as to Payments. (a) Each Borrower shall make each payment of principal of, and interest on, the Loans payable by such Borrower and all fees payable by such Borrower hereunder not later than 12:00 noon (Houston, Texas time) on the date when due, in Federal or other funds immediately available in Houston, Texas, to Administrative Agent at its address set forth on Schedule 1 hereto. Administrative Agent will promptly (and if such payment is received by Administrative Agent by 10:00 a.m., and otherwise if reasonably possible, on the same Domestic Business Day) distribute to each Bank its Commitment Percentage of each such payment received by Administrative Agent for the account of Banks. Whenever any payment of principal of, or interest on, that portion of any Loan subject to an Adjusted Base Rate Tranche or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day (subject to the definition of Interest Period). Whenever any payment of principal of, or interest on, that portion of any Loan subject to a Eurodollar Tranche shall be due on a day which is not a Eurodollar Business Day, the date for payment thereof shall be extended to the next succeeding Eurodollar Business Day (subject to the definition of Interest Period). If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. Each Borrower hereby authorizes Administrative Agent to charge from time to time against such Borrower's accounts with Administrative Agent any amount then due by such Borrower.

     (b) Prior to the occurrence of an Event of Default, all principal payments received by Banks with respect to a Loan shall be applied first to Eurodollar Tranches outstanding under such Loan with Interest Periods ending on the date of such payment, then to the Adjusted Base Rate Tranches outstanding under such Loan, and then to Eurodollar Tranches outstanding under such Loan next maturing until such principal payment is fully applied.

     (c) After the occurrence of an Event of Default, all amounts collected or received by Administrative Agent or any Bank from Patina and its Restricted
Subsidiaries or in respect of any of the Assets of Patina or any of its Restricted Subsidiaries shall be applied first to the payment of all proper costs incurred by Administrative Agent in connection with the collection thereof (including reasonable expenses and disbursements of counsel to Administrative Agent), second to the payment of all proper costs incurred by Banks in connection with the collection thereof (including reasonable expenses and disbursements of counsel to Banks), third to the reimbursement of any advances made by Banks to effect performance of any unperformed covenants of the Borrowers or any of their Restricted Subsidiaries under any of the Loan Papers, fourth to the payment of any unpaid fees required pursuant to Section 2.20, fifth to the payment of any unpaid fees required pursuant to Sections 2.2(b), 2.3(b), 2.15, 2.16, 2.17, 2.18 and 2.19, sixth, to each Bank for application to its Commitment Percentage of the outstanding balance of the Loans then outstanding (including accrued but unpaid interest thereon) in accordance with their respective Commitment Percentages, and seventh to establish the deposits required by Sections 2.2(b) and 2.3(b) if any. All payments received by a Bank after the occurrence of an Event of Default for application to the principal of any Loan pursuant to this Section 3.2(d) shall be applied by such Bank in the manner provided in Section 3.2(b).

     (d) After the occurrence of an Event of Default, all amounts collected or received by Administrative Agent or any Bank of Gerrity or any of its Restricted Subsidiaries or in respect of the assets of Gerrity or any of its Restricted Subsidiaries shall be applied first to the payment of all proper costs incurred by Administrative Agent in connection with the collection thereof (including reasonable expenses and disbursements of Administrative Agent), second to the payment of all proper costs incurred by Banks in connection with the collection thereof (including reasonable expenses and disbursements of Banks), third to the reimbursement of any advances made by Banks to effect performance of any unperformed covenants of Gerrity or any of its Restricted Subsidiaries under any of the Loan Papers, fourth to the payment of any unpaid fees with respect to which Gerrity is liable pursuant to Section 2.20, fifth to the payment of any unpaid fees required pursuant to Sections 2.3(b), 2.15(b), 2.17(b) and 2.18(b), sixth, to each Bank for application to its Commitment Percentage of the balance of the Gerrity Loan then outstanding (including accrued but unpaid interest thereon), and seventh, to establish the deposits required by Section 2.3(b) if any. All payments received by a Bank after the occurrence of an Event of Default for application to the principal of the Gerrity Loan pursuant to this Section 2.3(e) shall be applied by such Bank in the manner provided in Section 3.2(b).

     SECTION 3.3. Funding Losses. If any Borrower makes any payment of principal subject to a Eurodollar Tranche (whether pursuant to Section 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 4.4, 4.8, 4.9, Article XI or XIII and whether as a voluntary or mandatory prepayment or otherwise) on any day other than the last day of an Interest Period applicable thereto, or if any Borrower fails to borrow any Eurodollar Borrowing, after notice has been given to any Bank in accordance with
Section 2.4, such Borrower shall reimburse each Bank on demand for any resulting loss or expense incurred by it, including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, or any loss arising from the reemployment of funds at rates lower than the cost to such Bank of such funds and related costs, which in the case of the payment or prepayment prior to the end of the Interest Period for any Eurodollar Tranche, shall include the amount, if any, by which (a) the interest which such Bank would have received, absent such payment or prepayment for the applicable Interest Period exceeds (b) the interest which such Bank would receive if its Commitment Percentage of the amount of such Eurodollar Borrowing, were deposited, loaned, or placed by such Bank in the interbank eurodollar market on the date of such payment or prepayment for the remainder of the applicable Interest Period. Such Bank shall promptly deliver to such Borrower and Administrative Agent a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

     SECTION 3.4. Foreign Lenders, Participants, and Assignees. Each Bank, Participant (by accepting a participation interest under this Agreement), and Assignee (by executing an Assignment and Assumption Agreement) that is not organized under the laws of the United States of America or one of its states
(a) represents to Administrative Agent and each Borrower that (i) no Taxes are required to be withheld by Administrative Agent or any Borrower with respect to any payments to be made to it in respect of the Obligations and (ii) it has furnished to Administrative Agent and each Borrower two (2) duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or other form acceptable to Administrative Agent that entitles it to exemption from U.S. federal withholding Tax on all interest payments under the Loan Papers, and (b) covenants to (i) provide Administrative Agent and each Borrower a new Form 4224, Form 1001, Form W-8, or other form acceptable to Administrative Agent upon the expiration or obsolescence of any previously delivered form according to applicable laws and regulations, duly executed and completed by it, and (ii) comply from time to time with all applicable laws and regulations with regard to the withholding Tax exemption. If any of the foregoing is not true or the applicable forms are not provided, then any Borrower and Administrative Agent (but without duplication) may deduct and withhold from interest payments under the Loan Papers any United States federal-income Tax at the maximum rate under the Code.


                                   ARTICLE IV

                                 BORROWING BASE

     SECTION 4.1. Reserve and Related Asset Report; Proposed Borrowing Base. As soon as available and in any event by March 15 and September 15 of each year commencing September 15, 1996, Borrowers shall deliver to each Bank a Patina Reserve Report, Patina Related Asset Report, Gerrity Reserve Report and Gerrity Related Asset Report prepared as of the immediately preceding December 31 and June 30, respectively; provided, that Borrowers shall not be required to deliver a Patina Related Asset Report or a Gerrity Related Asset Report unless Patina or Gerrity intend to request Administrative Agent and Banks to take the value of Patina Related Assets or Gerrity Related Assets into account for purposes of establishing the Patina Borrowing Base or Gerrity Borrowing Base (as applicable). On or before each April 10 and October 10 of each year, Patina and SWAT shall notify each Bank of the Patina Borrowing Base Patina and SWAT request for the period commencing on the next Determination Date, and Gerrity shall notify each Bank of the Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling Gerrity requests for the period commencing on the next Determination Date.

     SECTION 4.2. Determination of Patina Borrowing Base. Based in part on the Patina Reserve Reports and Patina Related Asset Reports delivered pursuant to
Section 4.1, Administrative Agent shall, not later than ten (10) days prior to each Determination Date commencing with the Determination Date falling on November 1, 1996, submit a proposed Patina Borrowing Base to become effective on such Determination Date to Banks for their approval. In the event Required Banks, or all Banks in the event of a proposed increase in the Patina Borrowing Base, fail to promptly approve such proposed Patina Borrowing Base, Administrative Agent shall propose one or more alternative Patina Borrowing Bases to Banks and shall consult with Banks regarding the proposed Patina Borrowing Base until such time as Required Banks, or all Banks in the event of a proposed increase in the Patina Borrowing Base, approve a Patina Borrowing Base proposed by Administrative Agent. Promptly upon the approval by Required Banks, or all Banks in the event of a proposed increase in the Patina Borrowing Base, of the Patina Borrowing Base to become effective on a Determination Date, Administrative Agent shall provide written notice of the amount of such Patina Borrowing Base to Patina and SWAT. In the event Administrative Agent and Required Banks, or all Banks in the event of a proposed increase in the Patina Borrowing Base, fail to approve a Patina Borrowing Base (and notify Patina and SWAT of the amount thereof) on or prior to any applicable Determination Date, the Patina Borrowing Base in effect prior to such Determination Date shall remain in effect thereafter until such time as Administrative Agent and Required Banks, or all Banks in the event of a proposed increase in the Patina Borrowing Base, approve such Patina Borrowing Base (which shall become effective immediately upon notice to Patina and SWAT from Administrative Agent setting forth the amount thereof). Any determination of a proposed Patina Borrowing Base by Administrative Agent and any decision by Banks regarding the approval or disapproval of any Patina Borrowing Base shall be made by Administrative Agent and Banks in their sole discretion in accordance with their respective standards for oil and gas loans, which may vary between Administrative Agent and Banks and from Bank to Bank. Without limiting the right of Administrative Agent to propose the amount of any Patina Borrowing Base or the right of Banks to approve or disapprove such proposed Patina Borrowing Base in their sole discretion, Patina and SWAT each acknowledge and agree that subject to Administrative Agent's and Banks' consistent application of their respective standards for similar loans, Administrative Agent and Banks (i) may make such assumptions regarding appropriate existing and projected pricing for hydrocarbons as they deem appropriate in their sole discretion, (ii) may make such assumptions regarding projected rates and quantities of future production of hydrocarbons from oil and gas properties and Patina Related Assets owned by Patina and its Restricted Subsidiaries as they deem appropriate in their sole discretion, (iii) may consider the projected cash requirements of Patina and its Subsidiaries, including, without limitation, obligations under the Preferred Stock and debt service and lease obligations of Patina and its Subsidiaries, further including without limitation, the full amount Patina may be required to pay in connection with any redemption or repurchase of the Subordinate Notes,
(iv) will not consider any asset other than oil and gas reserves and Patina Related Assets, (v) will not consider any asset owned by an entity other than Patina and its Restricted Subsidiaries, and (vi) may make such other assumptions, considerations and exclusions as each Bank deems appropriate in the exercise of its sole discretion.

     SECTION 4.3. Special Determination of Patina Borrowing Base. In addition to the redeterminations of the Patina Borrowing Base pursuant to Section 4.2, Patina, Administrative Agent or Required Banks may each request Patina Special Determinations of the Patina Borrowing Base from time to time; provided, that Patina shall not request more than two (2) Patina Special Determinations in any Fiscal Year. In the event Administrative Agent or Required Banks request such a Patina Special Determination, Administrative Agent shall promptly deliver notice of such request to Patina and Patina shall, within ten (10) days following the date of such request, deliver to Banks a Patina Related Asset Report and a Patina Reserve Report prepared as of the last day of the calendar month preceding the date of such request. In the event Patina requests a Patina Special Determination, Patina shall deliver written notice of such request to Banks which shall include (i) a Patina Related Asset Report and a Patina Reserve Report prepared as of a date not more than thirty (30) days prior to the date of such request, and (ii) the amount of the Patina Borrowing Base requested by Patina and to become effective on the Determination Date applicable to such Patina Special Determination. Upon receipt of such Patina Reserve Report and Patina Related Asset Report, Administrative Agent shall, subject to approval of Required Banks, or all Banks in the event of a proposed increase in the Patina Borrowing Base, redetermine the Patina Borrowing Base in accordance with the procedure set forth in Section 4.2 which Borrowing Base shall become effective on the Determination Date applicable to such Patina Special Determination (or as soon thereafter as Administrative Agent and Required Banks, or all Banks in the event of a proposed increase in the Patina Borrowing Base, approve such Patina Borrowing Base and provide notice thereof to Patina).

     SECTION 4.4. Patina Borrowing Base Deficiency. If a Patina Borrowing Base Deficiency exists at any time, Patina and SWAT jointly and severally shall, within ninety (90) days following the date such Patina Borrowing Base Deficiency first occurs, at their option, either (a) make a prepayment of principal on the Patina Revolving Loan in an amount sufficient to eliminate such Patina Borrowing Base Deficiency, and if such Patina Borrowing Base Deficiency cannot be eliminated by prepaying the Patina

Revolving Loan in full (as a result of outstanding Patina Letter of Credit Exposure), Patina and SWAT jointly and severally shall also deposit with Administrative Agent sufficient funds to be held by Administrative Agent as security for outstanding Patina Letter of Credit Exposure in the manner contemplated by Section 2.2(b) as necessary to eliminate such Patina Borrowing Base Deficiency, (b) submit additional oil and gas properties owned by Patina and its Restricted Subsidiaries for consideration in connection with the determination of the Patina Borrowing Base which Administrative Agent and Required Banks deem sufficient in their sole discretion to eliminate such Patina Borrowing Base Deficiency, or (c) take such other action as Administrative Agent and Required Banks shall deem appropriate in their sole discretion to eliminate such Patina Borrowing Base Deficiency.

     SECTION 4.5. Initial Patina Borrowing Base. Notwithstanding anything contained herein to the contrary, the Patina Borrowing Base in effect during the period from the Closing Date until the date of the first Special or Periodic Determination after the Closing Date shall be the Initial Patina Borrowing Base.

     SECTION 4.6. Determination of Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling. Based in part on the Gerrity Reserve Reports and Gerrity Related Asset Reports delivered pursuant to Section 4.1, Administrative Agent shall, not later than ten (10) days prior to each Determination Date commencing with the Determination Date falling on November 1, 1996, submit a proposed Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling to become effective on such Determination Date to Banks for their approval. In the event Required Banks, or all Banks in the event of a proposed increase in the Gerrity Borrowing Base or Gerrity Borrowing Base Ceiling, fail to promptly approve such proposed Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling, Administrative Agent shall propose one or more alternative Gerrity Borrowing Bases and Gerrity Borrowing Base Ceilings to Banks and shall consult with Banks regarding the proposed Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling until such time as Required Banks, or all of Banks in the event of a proposed increase in the Gerrity Borrowing Base or Gerrity Borrowing Base Ceiling, approve a Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling proposed by Administrative Agent. Promptly upon the approval by Required Banks, or all Banks in the event of a proposed increase in the Gerrity Borrowing Base or Gerrity Borrowing Base Ceiling, of the Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling to become effective on a Determination Date, Administrative Agent shall provide written notice of the amount of such Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling to Gerrity. In the event Administrative Agent and Required Banks, or all Banks in the event of a proposed increase in the Gerrity Borrowing Base or Gerrity Borrowing Base Ceiling, fail to approve a Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling (and notify Gerrity of the amount thereof) on or prior to any applicable Determination Date, the Gerrity Borrowing Base or Gerrity Borrowing Base Ceiling (as applicable) in effect prior to such Determination Date shall remain in effect thereafter until such time as Administrative Agent and Required Banks, or all Banks in the event of a proposed increase in the Gerrity Borrowing Base or Gerrity Borrowing Base Ceiling, approve such Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling (which shall become effective immediately upon notice to Gerrity from Administrative Agent setting forth the amount thereof). Any determination of a proposed Gerrity Borrowing Base or Gerrity Borrowing Base Ceiling by Administrative Agent and any decision by Banks regarding the approval or disapproval of any Gerrity Borrowing Base or Gerrity Borrowing Base Ceiling shall be made by Administrative Agent and Banks in their sole discretion in accordance with their respective standards for oil and gas loans, which may vary between Administrative Agent and Banks and from Bank to Bank. Without limiting the right of Administrative Agent to propose the amount of any Gerrity Borrowing Base or Gerrity Borrowing Base Ceiling or the right of Banks to approve or disapprove such proposed Gerrity Borrowing Base or Gerrity Borrowing Base Ceiling in their sole discretion, Gerrity acknowledges and agrees that subject to Administrative Agent's and Banks' consistent application of their respective standards for similar loans, Administrative Agent and Banks (i) may make such assumptions regarding appropriate existing and projected pricing for hydrocarbons as they deem appropriate in their sole discretion, (ii) may make such assumptions regarding projected rates and quantities of future production of hydrocarbons from oil and gas properties owned by Gerrity and Gerrity Related Assets as they deem appropriate in their sole discretion, (iii) may consider the projected cash requirements of Gerrity and its Subsidiaries including, without limitation, obligations under the Subordinate Notes and other debt service and lease obligations of Gerrity and its Subsidiaries, including, without limitation, the full amount Gerrity may be required to pay in connection with any redemption of the Subordinate Notes, (iv) will not consider any asset other than oil and gas reserves owned by Gerrity and Gerrity Related Assets, (v) will not consider any asset owned by an entity other than Gerrity, (vi) will not consider any oil and gas reserves or Gerrity Related Assets which are not subject to a first and prior Lien in favor of Administrative Agent for the ratable benefit of the Banks to the extent required by Section 5.1, and (vii) may make such other assumptions, considerations and exclusions as each Bank deems appropriate in the exercise of its sole discretion.

     SECTION 4.7. Special Determination of Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling. In addition to the redeterminations of the Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling pursuant to Section 4.6, Gerrity, Administrative Agent or Required Banks may each request Gerrity Special Determinations of the Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling from time to time; provided, that Gerrity shall not request more than two (2) Gerrity Special Determinations in any Fiscal Year. In the event Administrative Agent or Required Banks request such a Gerrity Special Determination, Administrative Agent shall promptly deliver notice of such request to Gerrity and Gerrity shall, within ten (10) days following the date of such request, deliver to Banks a Gerrity Related Asset Report and a Gerrity Reserve Report prepared as of the last day of the calendar month preceding the date of such request. In the event Gerrity requests a Gerrity Special Determination, Gerrity shall deliver written notice of such request to Banks which shall include (i) a Gerrity Related Asset Report and a Gerrity Reserve Report prepared as of a date not more than thirty (30) days prior to the date of such request, and (ii) the amount of the Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling requested by Gerrity to become effective on the Determination Date applicable to such Gerrity Special Determination. Upon receipt of such Gerrity Reserve Report and Gerrity Related Asset Report, Administrative Agent shall, subject to approval of Required Banks, or all Banks in the event of a proposed increase in the Gerrity Borrowing Base, redetermine the Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling in accordance with the procedure set forth in Section 4.6 which Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling shall become effective on the Determination Date applicable to such Gerrity Special Determination (or as soon thereafter as Administrative Agent and Required Banks, or all Banks in the event of a proposed increase in the Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling, approve such Gerrity Borrowing Base and Gerrity Borrowing Base Ceiling and provide notice thereof to Gerrity).

     SECTION 4.8. Readjustment of Gerrity Borrowing Base. In addition to the redeterminations of the Gerrity Borrowing Base pursuant to Sections 4.6 and 4.7 hereof, the Gerrity Borrowing Base shall automatically be adjusted upon the delivery by Gerrity to Administrative Agent of a Gerrity Debt Restriction Certificate certifying that, pursuant to Section 4.03(a) of the Indenture, Gerrity is permitted to borrow under the Total Gerrity Commitment an amount in excess of the Gerrity Borrowing Base then in effect (and certifying as to such increased amount). Upon the delivery of such Gerrity Debt Restriction Certificate certifying as to such increase, the Gerrity Borrowing Base shall be automatically increased by an amount equal to the amount of the increase set forth in such Gerrity Debt Restriction Certificate, but in no event to an amount greater than the Gerrity Borrowing Base Ceiling then in effect. Upon any increase in the Gerrity Borrowing Base pursuant to this Section 4.8, to the extent such increase occurs prior to the termination of the Patina Term Commitments and prior to payment in full of the Patina Term Loan, the corresponding increase in the Gerrity Availability as a result thereof shall become a part of the Gerrity Refinancing Reserve and shall be utilized by Gerrity only for the purposes permitted in the definition of Gerrity Refinancing Reserve and Section 2.1 (so long as such reserve is required to be maintained).

     SECTION 4.9. Gerrity Borrowing Base Deficiency. If a Gerrity Borrowing Base Deficiency exists at any time, Gerrity shall, within ninety (90) days following the date such Gerrity Borrowing Base Deficiency first occurs, at its option, either (a) make a prepayment of principal on the Gerrity Loan in an amount sufficient to eliminate such Gerrity Borrowing Base Deficiency, and if such Gerrity Borrowing Base Deficiency cannot be eliminated by prepaying the Gerrity Loan in full (as a result of outstanding Gerrity Letter of Credit Exposure), Gerrity shall also deposit with Administrative Agent sufficient funds to be held by Administrative Agent as security for outstanding Gerrity Letter of Credit Exposure in the manner contemplated by Section 2.3(b) as necessary to eliminate such Gerrity Borrowing Base Deficiency, (b) submit additional oil and gas properties owned by Gerrity and its Restricted Subsidiaries for consideration in connection with the determination of the Gerrity Borrowing Base which Administrative Agent and Required Banks deem sufficient in their sole discretion to eliminate such Gerrity Borrowing Base Deficiency, or (c) take such other action as Administrative Agent and Required Banks shall deem appropriate in their sole discretion to eliminate such Gerrity Borrowing Base Deficiency.

     SECTION 4.10. Initial Gerrity Borrowing Base. Notwithstanding anything contained herein to the contrary, the Gerrity Borrowing Base in effect from and after the Closing Date and continuing until the Gerrity Borrowing Base is redetermined or readjusted pursuant to Sections 4.7 or 4.8 hereof shall be the Initial Gerrity Borrowing Base.

     SECTION 4.11. Certain Agreements Regarding November 1, 1996 Periodic Determination. Subject to the right of Administrative Agent in its sole discretion (with approval of Required Banks in their sole discretion) to establish a higher or lower Patina Borrowing Base and a higher or lower Gerrity Borrowing Base Ceiling at the time of the November 1, 1996 Periodic Determination, it is anticipated that the Patina Borrowing Base and the Gerrity Borrowing Base Ceiling established in connection with such Special Determination will not exceed, on a combined basis, the remainder of (a) $215,000,000, minus
(b) a percentage of the principal balance of Subordinate Notes then outstanding determined in accordance with the table set forth in the definition of "Gerrity Borrowing Base Ceiling" herein contained.


                                    ARTICLE V

                            COLLATERAL AND GUARANTEES

     SECTION 5.1. Security. (a) The Obligations shall be secured by first and prior Liens (subject only to Permitted Encumbrances) encumbering (i) one hundred percent (100%) of the issued and outstanding capital stock of every class of each Restricted Subsidiary of Patina, (ii) one hundred percent (100%) of the issued and outstanding capital stock of Gerrity (excluding the shares of Gerrity Preferred Stock outstanding after the Merger which are not exchanged for Preferred Stock pursuant to the Exchange Offer contemplated by Section 7.26 of the Merger Agreement), and (iii) the Intercompany Loan and the other Intercompany Loan Documents. On or before the Closing Date Patina shall execute and deliver to Administrative Agent the Patina Pledge Agreement, and Patina and SWAT shall execute and deliver to Administrative Agent the Collateral Assignment of Intercompany Loan.

     (b) In the event the Patina Term Loan is not paid in full on or before the Patina Term Commitment Termination Date, the Obligations shall be further secured by first and prior Liens (subject only to Permitted Encumbrances) encumbering proved oil and gas properties owned by Patina and its Restricted Subsidiaries designated by Administrative Agent and Required Banks with a Recognized Value at least equal to eighty percent (80%) of the aggregate Recognized Value of all proved oil and gas properties owned by Patina and its Restricted Subsidiaries. Not later than the fifth (5th) Domestic Business Day following the Patina Term Commitment Termination Date and provided that the Patina Term Loan has not been paid in full, Patina shall, and shall cause each of its Restricted Subsidiaries to, execute and deliver to Administrative Agent for the ratable benefit of each Bank, Mortgages in form and substance acceptable to Administrative Agent to grant, evidence and perfect the Liens required by this Section 5.1(b).

     (c) The Gerrity Obligations shall be secured by first and prior Liens (subject only to Permitted Encumbrances) covering (i) all oil and gas properties owned by Gerrity (other than certain oil and gas properties owned by Gerrity in Uintah County and Duchesne County, Utah), including, without limitation, the Gerrity Production Payment, as such term is defined in the Tax Credit Transaction Agreement, (ii) all Gerrity Related Assets (to the extent Gerrity has requested that the value of such Related Assets be taken into account by Administrative Agent and Required Banks for purposes of establishing the Gerrity Borrowing Base), and (iii) the issued and outstanding capital stock of every class of each Restricted Subsidiary of Gerrity. On the Closing Date, Gerrity shall deliver to Administrative Agent for the ratable benefit of each Bank the Assignment and Amendment to Mortgages duly executed and delivered by Bank of Montreal as the Agent under the Existing Gerrity Credit Agreement and such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-3 amendments and assignments (each duly authorized and executed) as Administrative Agent shall deem necessary or appropriate to assign and convey the Existing Gerrity Mortgages to Administrative Agent for the benefit of each Bank and to confirm, evidence and perfect the Liens created by the Existing Gerrity Mortgages in favor of Administrative Agent for the ratable benefit of the Banks.

     (d) On or before each Determination Date and at such other times as Administrative Agent or Required Banks shall request, to the extent the Patina Obligations are required to be secured at that time pursuant to Section 5.1(b) Patina shall, and shall cause each of its Restricted Subsidiaries to, execute and deliver to Administrative Agent for the ratable benefit of Banks, Mortgages in form and substance acceptable to Administrative Agent to grant, evidence and perfect the Liens required by Section 5.1(b) with respect to oil and gas properties acquired by Patina and its Restricted Subsidiaries subsequent to the last date on which Patina and its Restricted Subsidiaries were required to execute and deliver Mortgages pursuant to this Section 5.1(d) or Section 5.1(b) or which, for any other reason, were not the subject of valid, enforceable, perfected first and prior Liens in favor of Administrative Agent for the ratable benefit of Banks.

     (e) On or before each Determination Date and at such other times as Administrative Agent or Required Banks shall request, Gerrity shall execute and deliver to Administrative Agent, for the ratable benefit of each Bank, Mortgages in form and substance acceptable to Administrative Agent to grant, evidence and perfect the Liens required by Section 5.1(c) preceding with respect to oil and gas properties and Gerrity Related Assets acquired by Gerrity subsequent to the last date on which Gerrity was required to execute and deliver Mortgages pursuant to this Section 5.1(e) (or subsequent to the Closing Date in the case of the first request pursuant to this Section 5.1(e)) or which, for any other reason are not the subject of valid, enforceable, perfected first priority Liens (subject only to Permitted Encumbrances) in favor of Administrative Agent for the ratable benefit of Banks.

     (f) At any time any Borrower or any of its Restricted Subsidiaries are required to execute and deliver Mortgages to Administrative Agent pursuant to this Section 5.1, such Borrower shall also deliver to Administrative Agent such opinions of counsel (addressed to Administrative Agent) and other evidence of title as Administrative Agent shall deem necessary or appropriate to verify (i) such Borrower's or its Restricted Subsidiaries' title to the oil and gas properties and Related Assets subject to such

Mortgages, and (ii) the perfection and priority of the Liens created by such Mortgages.

     SECTION 5.2. Guarantees. Payment and performance of the Gerrity Obligations shall be fully guaranteed by Patina and SWAT pursuant to two (2) separate Patina Guarantees duly authorized and executed by Patina and SWAT.


                                   ARTICLE VI

                            CONDITIONS TO BORROWINGS

     SECTION 6.1. Conditions to Initial Extension of Credit. The obligation of each Bank to loan its Commitment Percentage of the initial Borrowing made hereunder, and the obligation of Administrative Agent to issue (or cause another Bank to issue) the initial Letters of Credit issued hereunder is subject to the satisfaction of each of the following conditions:

     (a) Closing Deliveries. Administrative Agent shall have received each of the following documents, instruments and agreements, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and Required Banks and each of which shall, unless otherwise indicated, be dated the Closing Date:

                         (i) a Patina Term Note, a Patina  Revolving  Note and a
                    Gerrity Note payable to the order of each Bank in the amount of such Bank's Commitment, duly executed by each applicable Borrower;

                         (ii) the Intercompany Loan Agreement,  duly executed by
                    Gerrity, Patina and SWAT;

                         (iii) the Collateral  Assignment of  Intercompany  Loan
                    duly executed and delivered by Patina and SWAT;

                         (iv) the Promissory  Note  evidencing the  Intercompany
                    Loan duly executed by Gerrity and duly endorsed by Patina and SWAT to Administrative Agent for the ratable benefit of Banks;

                         (v) the Patina  Guarantees  duly executed by Patina and
                    SWAT, respectively;

                         (vi) [intentionally deleted];

                         (vii) the Patina  Pledge  Agreement  duly  executed  by
                    Patina together with (A) certificates evidencing (1) one hundred percent of the issued and outstanding capital stock of SWAT of every class, and (2) the issued and outstanding capital stock of Gerrity of every class (other than the shares of Gerrity Preferred Stock which either (a) are delivered to Society National Bank as Exchange Agent pursuant to the Exchange Agent Agreement pursuant to the Exchange Offer made pursuant to Section 7.26 of the Merger Agreement, or (b) are not exchanged pursuant to such Exchange Offer) (all certificates delivered pursuant to this
                    Section 6.1(a)(vii) shall be duly endorsed or accompanied by duly executed blank stock powers), and (B) shall be accompanied by such financing statements executed by Patina as Administrative Agent shall request to perfect the Liens granted pursuant to such Patina Pledge Agreement;

                         (viii) a Federal  Reserve  Form U-1  Purpose  Statement
                    duly executed by Patina;

                         (ix) the  Gerrity  Pledge  Agreement  duly  executed by
                    Gerrity together with (A) the certificate(s) evidencing one hundred percent of the issued and outstanding capital stock of each Restricted Subsidiary of Gerrity of every class (all certificates delivered pursuant to this Section 6.1(a)(ix) shall be duly endorsed or accompanied by duly executed blank stock powers), and (B) shall be accompanied by such financing statements executed by Gerrity as Administrative Agent shall request to evidence and perfect the Liens granted pursuant to such Gerrity Pledge Agreement;

                         (x) the  Assignment of and Amendment to Mortgages  duly
                    executed and delivered by Gerrity, Bank of Montreal as agent for the banks parties to the Existing Gerrity Credit Agreement together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-3 amendments and assignments, in form and substance satisfactory to Administrative Agent, to properly assign and convey to Administrative Agent the Existing Gerrity Mortgages securing the Existing Gerrity Credit Agreement;

                         (xi) a Certificate of Ownership Interests substantially
                    in the form of Exhibit J-1, duly executed and delivered by an Authorized Officer of Patina;

                         (xii)   a    Certificate    of   Ownership    Interests
                    substantially in the form of Exhibit J-2, duly executed and delivered by an authorized officer of Gerrity;

                         (xiii) an  opinion of Vinson & Elkins  L.L.P.,  special
                    counsel for Patina and SWAT, favorably opining as to the enforceability of each of the Loan Papers executed and delivered by the Borrowers and to such other matters as Administrative Agent or Required Banks may request;

                         (xiv) an opinion of Keith  Crouch,  Vice  President and
                    Corporate Counsel for Gerrity, and an opinion of Peter E. Lorenzen, Vice President, General Counsel and Secretary of SOCO, each favorably opining as to such matters as Administrative Agent or Required Banks may request;

                         (xv) opinion of Pendleton  Friedberg Wilson Hennessey &
                    Meyer, P.C., special counsel to Gerrity, opining as to (i) the validity and enforceability of the Assignment and Amendment to Mortgages under the laws of such jurisdiction,
                    (ii) the validity, enforceability and perfection of the Liens granted pursuant to each such Mortgage, and (iii) to such other matters as Administrative Agent or Required Banks may request;

                         (xvi) an opinion of  Gardere & Wynne,  L.L.P.,  special
                    counsel to Administrative Agent, in form and substance satisfactory to Administrative Agent;

                         (xvii) Certificates  executed by Authorized Officers of
                    each Borrower stating that (A) the representations and warranties of each Borrower contained in this Agreement and the other Loan Papers are true and correct in all respects,
                    (B) no Default or Event of Default has occurred which is continuing, and (C) all conditions set forth in this Section
                    6.1 and Section 6.2 have been satisfied;

                         (xviii)  such   resolutions,   certificates  and  other
                    documents relating to the existence of the

                    Companies, the corporate authority for the execution, delivery and performance of this Agreement, the Notes, the other Loan Papers, the Closing Documents, and certain other matters relevant hereto, in form and substance satisfactory to Administrative Agent, which resolutions, certificates and documents include resolutions of the directors of each of the Companies authorizing the execution, delivery and performance of the Loan Papers and certificates of incumbency for each Company;

                         (xix) a Certificate  executed by an Authorized  Officer
                    of Patina and Gerrity, respectively, confirming that subject only to the disbursement of the proceeds of the initial Borrowing, the Closing Transactions have been consummated;

                         (xx) a copy of each Closing  Document,  together with a
                    certificate executed by an Authorized Officer of Patina and Gerrity, respectively, certifying that such copies are accurate and complete and represent the complete understanding and agreement of the parties with respect to the subject matter thereof;

                         (xxi) a report or  reports  in form,  scope and  detail
                    acceptable to Administrative Agent from environmental engineering firms acceptable to Administrative Agent setting forth the results of Phase I environmental review of the Companies' properties and an environmental compliance audit of the Companies' operations, which reports shall not reflect the existence of facts or circumstances which would constitute a material violation of any Applicable Environmental Law or which is likely to result in a material liability to any Company;

                         (xxii) Certificates from the Borrowers' insurance broker setting forth the insurance maintained by the
                    Borrowers' and their Subsidiaries, stating that such insurance is in full force and effect, that all premiums due have been paid and stating that such insurance is adequate and complies with the requirements of Section 8.6; and

                         (xxiii)  a  copy  of  a  notice  from  Gerrity  to  the
                    Indenture Trustee delivered pursuant to the definition of "Bank Credit Agreement" contained in the Indenture specifying that this Agreement is the "Bank Credit Agreement" as defined in the Indenture, together with evidence that such notice has been delivered to the Indenture Trustee.

     (b) Closing Transactions. Subject only to disbursement and application of the initial Borrowing, the Closing Transactions shall have occurred (or Administrative Agent shall be satisfied that such transactions will occur simultaneously therewith). Without limiting the foregoing, each of the following shall have occurred (or Administrative Agent shall be satisfied that each of the following shall occur simultaneously therewith):

                         (i) SOCO  shall have  contributed  SOCO  Wattenberg  to
                    Patina;

                         (ii) Patina shall have assumed and paid in full $75,000,000 of Debt of SOCO assumed by Patina pursuant to the Merger Agreement;

                         (iii) the Existing  Gerrity Credit Agreement shall have
                    been terminated, all obligations thereunder shall have been refinanced with the proceeds of the initial Borrowing made under the Gerrity Loan and all Liens securing payment and performance of such obligations shall have been assigned to Administrative Agent pursuant to the Assignment of and Amendment to Mortgages; and

                         (iv) the Merger shall have been  completed  pursuant to
                    the terms of the Merger Agreement, and pursuant thereto (A) the certificate of merger contemplated by Section 1.2 of the Merger Agreement shall have been duly filed with the Secretary of State of Delaware, and (B) one hundred percent (100%) of the issued and outstanding capital stock of Gerrity of every class shall be owned beneficially and of record by Patina other than shares of Gerrity Preferred Stock which are not exchanged for Preferred Stock pursuant to Section 7.26 of the Merger Agreement.

     (c) Title Review. Administrative Agent or its counsel shall have completed a review of title to the oil and gas properties owned by each Borrower and their Restricted Subsidiaries as Administrative Agent or Required Banks shall require, and such review shall not have revealed any condition or circumstance which would reflect that the representations and warranties contained in Section 7.9 hereof are inaccurate in any respect.

     (d) No Material Adverse Change. In the sole discretion of each Bank, no material adverse change shall have occurred in the assets, liabilities, financial condition or prospects of any of the Companies.

     (e) No Legal Prohibition. The transactions contemplated by this Agreement and the other Closing Transactions shall be permitted by applicable law and regulation and shall not subject Agents, any Bank, SOCO Wattenberg, Borrowers or any of their respective Subsidiaries to any material adverse change in their assets, liabilities, financial condition or prospects.

     (f) No Litigation. Except as disclosed in the Registration Statement, no litigation, arbitration or similar proceeding shall be pending which calls into question the validity or enforceability of this Agreement, the other Loan Papers, the Closing Documents or the Closing Transactions.

     (g) Other Matters. All matters related to this Agreement, the other Loan Papers, the Closing Documents, SOCO Wattenberg, Borrowers and their respective Subsidiaries and the Closing Transactions shall be acceptable to Administrative Agent and each Bank in their sole discretion, and Borrowers shall have delivered to Administrative Agent and each Bank such evidence as they shall request to substantiate any matters related to this Agreement, the other Loan Papers, the Closing Documents, SOCO Wattenberg, Borrowers their respective Subsidiaries and the Closing Transactions as Administrative Agent or any Bank shall request.

     (h) Closing Fees. Borrowers shall have paid to Administrative Agent for the ratable benefit of each Bank the fees to be paid on the Closing Date pursuant to
Section  2.18 and to each  Agent any fees  payable  to such  Agent  pursuant  to
Section 2.20.

     SECTION 6.2. Conditions to each Borrowing and each Letter of Credit. The obligation of each Bank to loan its Commitment Percentage of each Borrowing and the obligation of any Patina Letter of Credit Issuer or Gerrity Letter of Credit Issuer to issue Letters of Credit on the date any Letter of Credit is to be issued is subject to the further satisfaction of the following conditions:

          (a) timely receipt by Administrative Agent of a Request for Borrowings or Request for Letter(s) of Credit;

          (b) immediately before and after giving effect to such Borrowing or issuance of such Letter(s) of Credit, no Default or Event of Default shall have occurred and be continuing and neither such Borrowing nor the issuance of such Letter(s) of Credit shall cause a Default or Event of Default;

          (c) the representations and warranties of each Borrower contained in this Agreement shall be true and correct on and as of the date of such Borrowing or the issuance of such Letter of Credit;

          (d) the funding of such Borrowing or the issuance of such Letter(s) of Credit and all other Borrowings to be made and/or Letter(s) of Credit to be issued on the same day under this Agreement, shall not cause a Patina Borrowing Base Deficiency or a Gerrity Borrowing Base Deficiency;

          (e) following the issuance of any Patina Letter of Credit, the aggregate Patina Letter of Credit Exposure shall not exceed $10,000,000;

          (f) following the issuance of any Gerrity Letter of Credit, the aggregate Patina Letter of Credit Exposure shall not exceed $10,000,000; and

          (g) to the extent such Borrowing is to be made under the Patina Term Commitments, Administrative Agent shall have received the funding fee related to such Borrowing required by Section 2.9 hereof.

          Each Borrowing and the issuance of each Letter of Credit hereunder shall constitute a representation and warranty by each Borrower that on the date of such Borrowing or issuance of such Letter of Credit the statements contained in subclauses (b), (c), (d), (e) and (f) above are true.

     SECTION  6.3.  Additional  Conditions  to the initial  Borrowing  under the
Patina Term Commitments. The obligation of each Bank to loan its Commitment Percentage of the initial Borrowing under the Total Patina Term Commitment is subject to the further condition that Administrative Agent shall have received
(a)  the  Fairness  Opinion,   and  (b)  the  Intercompany  Loan   Effectiveness
Certificate.


                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

     Each Borrower jointly and severally represents and warrants that each of the following statements is true and correct on the date hereof, will be true and correct on the Closing Date (before and immediately after giving effect to the Closing Transactions) and will be true and correct on the occasion of each Borrowing and the issuance of each Letter of Credit:

     SECTION 7.1. Corporate Existence and Power. Each Borrower (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, (b) has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as foreign corporation in each jurisdiction where a failure to be so qualified could have a material adverse effect on its financial condition or operations.

     SECTION 7.2. Existence and Power (Other Companies). Each Company other than each Borrower (a) is a corporation, limited liability company or partnership duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its state of incorporation or organization (as applicable), (b) has all corporate, limited liability company or partnership power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as foreign corporations, foreign limited liability companies or foreign partnerships (as applicable) in each jurisdiction where a failure to be so qualified could have a material adverse effect on their respective financial condition or operations.

     SECTION 7.3. Corporate, Limited Liability Company,Partnership and Governmental Authorization; Contravention. The execution, delivery and performance of this Agreement, the Notes and the other Loan Papers by each Company purporting to execute the same are within such Company's corporate, limited liability company or partnership powers (as applicable), when executed will be duly authorized by all necessary corporate, limited liability company or partnership action (as applicable), require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulations
(including, without limitation, the Margin Regulations) or of the partnership agreement, articles of incorporation, certificate of incorporation, bylaws, regulations or other organizational documents (as applicable) of such Companies or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Company or result in the creation or imposition of any Lien on any asset of any such Company except Liens securing the Notes.

     SECTION 7.4. Binding Effect. This Agreement constitutes a valid and binding agreement of each Borrower; the Notes and the other Loan Papers when executed and delivered in accordance with this Agreement, will the constitute valid and binding obligations of each Company executing the same; and each Loan Paper is enforceable against each Company executing the same in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

     SECTION 7.5. Financial Information. (a) The Gerrity Historical Financial Statements fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of Gerrity as of the dates set forth therein and its consolidated results of operations and cash flows for the periods covered thereby.

     (b) The Patina Historical Financial Statements fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of Patina (after giving effect to the contribution of SOCO Wattenberg to Patina but prior to giving effect to the Merger) as of the dates set forth therein and its consolidated results of operations and cash flows (after giving effect to the contribution of SOCO Wattenberg to Patina but prior to giving effect to the Merger) for the periods covered thereby.

     (c) The Patina Pro Forma Financial Statements comprise a combination of the Gerrity Historical Financial Statements and the Patina Historical Financial Statements for corresponding periods and as of corresponding dates with retroactive adjustments to give effect to the Merger and the other Closing Transactions as of such dates.

     (d) The Pro Forma Segregated Balance Sheets comprise (i) Patina's consolidated balance sheet as of December 31, 1995 excluding Gerrity and its Subsidiaries and otherwise adjusted to give effect to the Merger and the other Closing Transactions as of such date, and (ii) Gerrity's audited consolidated balance sheet as of December 31, 1995 adjusted to give effect to the Merger and the other Closing Transactions as of such date.

     (e) The Projection was prepared by management of Patina and Gerrity in good faith based on the assumptions set forth therein which management of Patina and Gerrity considered reasonable at the time such Projection was prepared and which management of Patina considers to be reasonable on the date hereof.

     (f) Prior to giving effect to the Closing Transactions, Patina and Merger Sub (i) have no material assets, liabilities, obligations or commitments (fixed, contingent, contractual or otherwise) other than rights, liabilities and obligations arising under the Closing Documents and this Agreement, and (ii) have not and do not engage in any operations or activities other than those directly related to the consummation of the Closing Transactions.

     (g) There has been no material adverse change in the business, financial position, results of operations or prospects of any Company since (i) December 31, 1995 to the extent this representation and warranty is made or deemed to be made as of any date prior to the receipt by Banks of the financial statements for each Borrower and its Subsidiaries required to be delivered by each Borrower to Banks pursuant to Sections 8.1(a), (b), (c), (d), (e) and (f) hereof, prepared as of the end of the first complete Fiscal Quarter following the Closing Date, or (ii) since the date of the most recent financial statements delivered to Banks pursuant to Sections 8.1(a), (b), (c), (d), (e) and (f) hereof to the extent this representation and warranty is made or deemed made as of any date after receipt by Banks of the financial statements prepared as of the end of the first complete Fiscal Quarter following the Closing Date required to be delivered by each Borrower to Banks pursuant to Sections 8.1(a), (b), (c),
(d), (e) and (f) hereof.

     SECTION 7.6. Litigation. Except for matters disclosed in the Registration Statement or arising after the date of this Agreement which are promptly disclosed in writing to Banks, there is no action, suit or proceeding pending against, or to the knowledge of any Borrower, threatened against or affecting any Company before any court or arbitrator, any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of any Company or which could in any manner draw into question the validity of the Loan Papers.

     SECTION 7.7. ERISA.No Company is a party to or bound by, or at any time prior to the date hereof, has been a party to, or bound by, any Plan.

     SECTION  7.8.  Taxes and  Filing of Tax  Returns.  Except as  disclosed  on
Schedule 8, each Company and its predecessors have filed all material tax returns required to have been filed and has paid all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by such party, to the extent the same have become due and payable other than Taxes with respect to which a failure to pay would not have a material adverse effect on any Company. Except as disclosed on Schedule 8, Borrowers do not know of any proposed material Tax assessment against any Company, and all Tax liabilities of each Company and its predecessors are adequately provided for. Except as disclosed on Schedule 8 and except as hereinafter disclosed in writing to Banks, no income tax liability of any Company or any of their respective predecessors or Subsidiaries has been asserted by the Internal Revenue Service for Taxes in excess of those already paid.

     SECTION 7.9. Title to Properties; Liens. After giving effect to the Closing Transactions, each Borrower and each of its Subsidiaries has good and valid title to all material assets purported to be owned by it subject only to Permitted Encumbrances. Without limiting the foregoing, after giving effect to the Closing Transactions, (a) each Borrower and its Restricted Subsidiaries have good and valid title to all oil and gas properties and all Related Assets owned by each such Borrower and its Restricted Subsidiaries which are included in the most recent Reserve Reports and Related Asset Reports provided to Banks (except for oil and gas properties disposed of in compliance with Section 9.5 to the extent this representation and warranty is made or deemed made after the Closing
Date) and except for Permitted

Encumbrances, and (b) the Companies have good and valid title to all material assets reflected in the Financial Statements and any subsequent financial statements delivered to Banks pursuant to Sections 8.1(a), (b), (c), (d) (e) or
(f) hereof.

     SECTION 7.10. Business; Compliance. Each Company has performed and abided by all obligations required to be performed under each license, permit, order, authorization, grant, contract, agreement, or regulation to which any Company is a party or by which any Company or any of the assets of any Company are bound to the extent a failure to perform and abide by such obligations could have a material adverse effect on the assets, liabilities, financial condition, operations or prospects of such Company individually or the Companies taken as a whole; provided that to the extent oil and gas properties owned by any Company are operated by operators other than a Company or an Affiliate of a Company, none of the Borrowers have knowledge that any such obligation remains unperformed and the appropriate Person has diligently enforced all contractual obligations of such operators to insure performance.

     SECTION 7.11. Licenses, Permits, Etc. Each Company possesses such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders of tribunals, as are necessary to carry on its business as now being conducted except to the extent a failure to obtain any such item would not have a material adverse effect on such Company individually or on the Companies taken as a whole; provided that to the extent oil and gas properties owned by any Company are operated by operators other than a Company or an Affiliate of a Company, none of the Borrowers have knowledge that possession of such items has not been obtained, and the appropriate Person has diligently enforced all contractual obligations of such operators to obtain such items.

     SECTION 7.12. Compliance with Law. The business and operations of each Company have been and are being conducted in accordance with all applicable laws, rules and regulations of all tribunals, other than laws, rules and regulations the violation of which could not (either individually or collectively) have a material adverse effect on any Company's individual financial condition or operations or on the financial condition or operations of the Companies taken as a whole (both before and after giving effect to the Closing Transactions); provided that to the extent oil and gas properties owned by any Company are operated by operators other than a Company or an Affiliate of a Company, none of the Borrowers have knowledge of non-compliance and the appropriate Person has diligently enforced all contractual obligations of such operators to insure compliance.

     SECTION 7.13. Ownership Interests. The Reserve Reports and Related Asset Reports most recently provided to Banks accurately reflect, and all Reserve Reports and Related Asset Reports hereafter delivered pursuant to this Agreement will reflect, in all material respects, the ownership interests in the oil and gas properties and Related Assets referred to therein (including all before and after payout calculations).

     SECTION 7.14. Full Disclosure. All information heretofore furnished by any Company (or any other party on any Company's behalf) to any Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by any Company or on behalf of any Company to any Agent or any Bank will be, true, complete and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. Borrowers have disclosed to Banks in writing any and all facts (other than facts of general public knowledge) which might reasonably be expected to materially and adversely affect or might affect (to the extent any of the Borrowers can now reasonably foresee), the business, operations, prospects or condition, financial or otherwise, of any Company or the ability of any Borrower or any Company to perform its obligations under this Agreement and the other Loan Papers.

     SECTION 7.15.Subsidiaries. Schedule 9 hereto accurately reflects, before and after giving effect to the Closing Transactions (i) the name and jurisdiction of incorporation of each Subsidiary of each Borrower, (ii) each jurisdiction in which each Subsidiary of each Borrower is qualified to transact business as a foreign corporation, partnership or limited liability company,
(iii) the authorized, issued and outstanding capital stock of each such Subsidiary, including, the record (and to each Borrower's knowledge, beneficial) owner of such capital stock, and (iv) all outstanding warrants, options, subscription rights, convertible securities or other rights to purchase capital stock of each Subsidiary of each Borrower.

     SECTION 7.16. Obligations of Unrestricted Subsidiaries. Except for Obligations arising under the Loan Papers and except as set forth on Schedule 10 hereto, no Borrower nor any of its Restricted Subsidiaries has any obligation of any nature to any Unrestricted Subsidiary of such Borrower.

     SECTION 7.17. Environmental Matters. No real or personal property owned or leased by any Company (including without limitation, oil and gas properties and Related Assets) and no operations conducted thereon, and to each Borrower's knowledge, no operations of any prior owner, lessee or operator of any such properties, is or has been in violation of any Applicable Environmental Law other than violations which individually and in the aggregate will not have a material adverse effect on any Company individually or the Companies taken as a whole, nor is any such property or operation the subject of any existing, pending or, to each Borrower's knowledge, threatened action, suit, investigation, inquiry or preceding with respect to Applicable Environmental Laws which could, individually or in the aggregate, have a material adverse effect on any Borrower and its Subsidiaries taken as a whole (both before and after giving effect to the Closing Transactions). All notices, permits, licenses, and similar authorizations, if any, required to be obtained or filed in connection with the ownership or operation of any and all real and personal property owned, leased or operated by any of the Companies, including, without limitation, notices, licenses, permits and authorizations required in connection with any past or present treatment, storage, disposal, or release of hazardous substances, petroleums, or solid waste into the environment, have been duly obtained or filed except to the extent the failure to obtain or file such notices, licenses, permits and authorizations would not have a material adverse effect on any Company individually or the Companies taken as a whole (both before and after giving effect to the Closing Transactions). To each Borrower's knowledge, all hazardous substances, if any, generated at any and all real and personal property owned, leased or operated by the Companies have been transported, treated, and disposed of only by carriers maintaining valid permits under RCRA and any other Applicable Environmental Laws. Except as expressly described in the Registration Statement, there has been no release or threatened release of any quantity of any hazardous substances or petroleum on, to or from any real or personal property owned, leased, or operated by the Companies which was not in compliance with Applicable Environmental Laws other than releases which would not, individually or in the aggregate, have a material adverse effect on any Company individually or the Companies taken as a whole (both before and after giving effect to the Closing Transactions). Except as expressly described in the Registration Statement, no Company has any contingent liability in connection with any release or threatened release of any hazardous substance, petroleum, or solid waste into the environment which could have a material adverse effect on any Company individually or the Companies taken as a whole.

     SECTION 7.18. Closing Documents. Borrowers have provided Agent with a true and correct copy of each Closing Document. No rights or obligations of any party to any of the Closing Documents have been waived in any material respect, and no party to any of the Closing Documents is in default of its obligations thereunder. Each of the Closing Documents is a valid, binding and enforceable obligation of the parties thereto in accordance with its terms and is in full force and effect.

     SECTION 7.19. Burdensome Obligations. Except as disclosed in writing to Banks prior to the date hereof, neither any Company nor the properties of any Company is subject to any law or regulation or subject to any restriction under the certificate or articles of incorporation, partnership agreement, regulations or other organizational documents of any Company or under any agreement or instrument to which any Company is a party or by which any of their respective properties may be subject or bound, which is so unusual or burdensome as to be likely in the foreseeable future to have a material adverse effect on the assets, liabilities, financial condition, operations or prospects of any Company individually or the Companies taken as a whole.

     SECTION 7.20. Government Regulations. No Company is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other law or regulation which regulates the incurring by it of Debt, including, but not limited to, laws relating to common carriers or the sale of electricity, gas, steam, water or other public utility services.

                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

     Each Borrower agrees that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

     SECTION 8.1. Information. Borrowers will deliver, or cause to be delivered, to each of the Banks:

     (a) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year of Patina, consolidated and consolidating balance sheets of Patina as of the end of such Fiscal Year and the related consolidated and consolidating statements of income and cash flow for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported by Patina in accordance with generally accepted accounting principles and audited by Arthur Andersen LLP or other independent public accountants of nationally recognized standing acceptable to Administrative Agent;

     (b) as soon as available and in any event within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year of Patina, consolidated and consolidating balance sheets of Patina as of the end of such quarter and the related consolidated and consolidating statements of income and cash flow for such quarter and for the portion of Patina's Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Patina's previous Fiscal Year; provided, however, that such balance sheets and statements of income and cash flow for the Fiscal Quarter ending March 31, 1996, will be delivered to each of the Banks by May 31, 1996. All financial statements delivered pursuant to this Section 8.1(b) shall be certified as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of Patina;

     (c) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year of Patina, consolidated and consolidating balance sheets of Patina (excluding Gerrity and its Subsidiaries) as of the end of such Fiscal Year and the related consolidated and consolidating statements of income and cash flow for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported by Patina in accordance with generally accepted accounting principles and audited by Arthur Andersen LLP or other independent public accountants of nationally recognized standing acceptable to Administrative Agent;

     (d) as soon as available and in any event within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year of Patina, consolidated and consolidating balance sheets of Patina (excluding Gerrity and its Subsidiaries) as of the end of such quarter and the related consolidated and consolidating statements of income and cash flow for such quarter and for the portion of Patina's Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Patina's previous Fiscal Year; provided, however, that such balance sheets and statements of income and cash flow for the Fiscal Quarter ending March 31, 1996, will be delivered to each of the Banks by May 31, 1996. All financial statements delivered pursuant to this Section 8.1(d) shall be certified as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of Patina;

     (e) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year of Gerrity, consolidated and consolidating balance sheets of Gerrity as of the end of such Fiscal Year and the related consolidated and consolidating statements of income and cash flow for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported by Gerrity in accordance with generally accepted accounting principles and audited by Arthur Andersen LLP or other independent public accountants of nationally recognized standing acceptable to Administrative Agent;

     (f) as soon as available and in any event within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year of Gerrity, consolidated and consolidating balance sheets of Gerrity as of the end of such quarter and the related consolidated and consolidating statements of income and cash flow for such quarter and for the portion of Gerrity's Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Gerrity's previous Fiscal Year; provided, however, that such balance sheets and statements of income and cash flow for the Fiscal Quarter ending March 31, 1996, will be delivered to each of the Banks by May 31, 1996. All financial statements delivered pursuant to this Section 8.1(f) shall be certified as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer of the chief accounting officer of Gerrity;

     (g) simultaneously with the delivery of each set of financial statements referred to in Sections 8.1(e) and (f) (and more frequently if Gerrity shall so elect, but in no event more frequently than once per calendar month), a Gerrity Debt Restriction Certificate;

     (h) simultaneously with the delivery of each set of financial statements referred to in Sections 8.1(a), (b), (c), (d), (e) and (f), a certificate of an Authorized Officer of Patina, (i) setting forth in reasonable detail the calculations required to establish whether the Borrowers were in compliance with the requirements of Article X on the date of such financial statements, (ii) stating whether there exists on the date of such certificate any Default and, if any Default then exists, setting forth the details thereof and the action which the Borrowers are taking or propose to take with respect thereto and (iii) stating whether or not such financial statements fairly reflect the business and financial condition of the Borrowers as of the date of the delivery of such financial statements;

     (i) no later than March 15, and September 15 of each year, reports of production volumes, revenue, expenses and product prices for all oil and gas properties owned by the Borrowers and their Restricted Subsidiaries with a Recognized Value of $100,000 or more (determined on a pretax bases in accordance with Financial Accounting Standards Board Statement 69) (segregated between Gerrity and its Restricted Subsidiaries on the one hand and Patina and its Restricted Subsidiaries on the other hand) for the periods of six
(6) months ending the preceding December 31, and June 30, respectively. Such reports shall be prepared on a cash basis and shall be reported on a well by well, lease by lease or field by field basis or on such other basis for which such properties are normally reported in the ordinary course of Patina's business;

     (j) immediately upon any Authorized Officer of any Borrower becoming aware of the occurrence of any Default, including, without limitation, a Default under
Article X, a certificate of an Authorized Officer of such Borrower setting forth the details thereof and the action which such Borrower or Borrowers are taking or propose to take with respect thereto;

     (k) promptly upon the mailing thereof to the stockholders of any Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

     (l) promptly upon the filing thereof, copies of all final registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent), post effective amendments thereto and annual, quarterly or special reports which any Borrower shall have filed with the Securities and Exchange Commission;

     (m) promptly notify Banks (i) of any material adverse change in the financial condition of any Borrower or any of its Subsidiaries, or (ii) of the occurrence of any acceleration of the maturity of any Debt owing by any Borrower or any of its Subsidiaries or any default under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such default or acceleration might have a material adverse effect upon their financial condition;

     (n) immediately upon receipt of the same, a copy of any notice received by any Borrower of the occurrence of any Event of Default under and as defined in the Indenture or any event which with notice, lapse of time or both, would, unless cured or waived, become an Event of Default;

     (o) promptly upon receipt of same, any notice or other information received by any Borrower or any Subsidiary of Borrower indicating any potential, actual or alleged (i) non-compliance with or violation of the requirements of any Applicable Environmental Law which could result in liability to any Borrower or any Subsidiary for fines, clean up or any other remediation obligations or any other liability in excess of $250,000 in the aggregate; (ii) release or threatened release of any toxic or hazardous waste, substance, or constituent, or other substance into the environment which release would impose on Borrower or any Subsidiary a duty to report to a governmental authority or to pay cleanup costs or to take remedial action under any Applicable Environmental Law which could result in liability to any Borrower or any Subsidiary for fines, clean up and other remediation obligations or any other liability in excess of $250,000 in the aggregate; or (iii) the existence of any Lien arising under any Applicable Environmental Law securing any obligation to pay fines, clean up or other remediation costs or any other liability in excess of $250,000 in the aggregate. Without limiting the foregoing, Borrowers shall provide to Banks promptly upon receipt of same copies of all environmental consultants or engineers reports received by any Borrower or any Subsidiary of any Borrower which would render the representation and warranty contained in Section 7.17 untrue or inaccurate in any respect;

     (p) In the event any notification is provided by any Borrower to any Bank or Administrative Agent pursuant to Section 8.1(o) hereof or Administrative Agent or any Bank otherwise learns of any event or condition under which any such notice would be required, then, upon request of

Required Banks, such Borrower or Borrowers shall, within ninety (90) days of such request, cause to be furnished to each Bank a report by an environmental consulting firm acceptable to Administrative Agent and Required Banks, stating that a review of such event, condition or circumstance has been undertaken (the scope of which shall be acceptable to Administrative Agent and Required Banks) and detailing the findings, conclusions, and recommendations of such consultant. Such Borrower or Borrowers shall bear all expenses and costs associated with such review and updates thereof, as well as all remediation or curative action recommended by any such environmental consultant; and

     (q) from time to time such additional information regarding the financial position or business of any Borrower and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

     SECTION 8.2. Business of Borrowers. The primary business of each Borrower and its Subsidiaries will be the acquisition, exploration for, development, production, transportation, processing and marketing of liquid or gaseous hydrocarbons and accompanying elements and related businesses.

     SECTION 8.3. Maintenance of Existence. Each Borrower, shall, and shall cause each Restricted Subsidiary to, at all times (a) maintain its corporate, partnership or limited liability company existence in its state of incorporation or organization except to the extent any Restricted Subsidiary ceases to be in existence as a result of a merger or consolidation expressly permitted pursuant to Section 9.4, and (b) maintain its good standing and qualification to transact business in all jurisdictions where the failure to maintain good standing or qualification to transact business could have a material adverse effect on the financial condition or operations of any Borrower or any of its Restricted Subsidiaries individually or each Borrower and its Restricted Subsidiaries taken as a whole.

     SECTION 8.4. Title Data. In addition to the title  information  required by
Section 5.1(f) hereof, each Borrower shall, upon the reasonable request of the Required Banks, cause to be delivered to Administrative Agent such title opinions and other information in its possession, control or direction regarding title to the oil and gas properties owned by each Borrower and its Restricted Subsidiaries as are appropriate to determine the status thereof.

     SECTION 8.5. Right of Inspection. Each Borrower will permit and will cause each of its Subsidiaries to permit any officer, employee or agent of Administrative Agent or any of the Banks to visit and inspect any of the assets of any Borrower and its Subsidiaries, examine any Borrower's and its Subsidiaries' books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of any Borrower and its Subsidiaries with any such Borrower's and its Subsidiaries' officers, accountants and auditors, all at such reasonable times and as often as Administrative Agent or any of the Banks may desire, all at the expense of the applicable Borrower. Banks covenant and agree to preserve the confidentiality of any information with respect to which any Borrower or any of its Subsidiaries have an obligation of confidentiality to a third party (to the extent such obligation has been disclosed to Banks), except to the extent Banks are required to disclose such information pursuant to any applicable law, rule or regulation of any governmental body or pursuant to the order of any court of competent jurisdiction.

     SECTION 8.6. Maintenance of Insurance. Each Borrower will, and will cause each of its Subsidiaries to (and will use its best efforts to cause all operators of oil and gas properties owned by Borrower and its Subsidiaries and Related Assets to) at all times maintain or cause to be maintained insurance covering such risks as are customarily carried by businesses similarly situated including, without limitation, the following: (a) workmen's compensation insurance; (b) employer's liability insurance; (c) comprehensive general public liability and property damage insurance in respect of all activities in which any Borrower or any of its Subsidiaries might incur personal liability for the death or injury of an employee or third person, or damage to or destruction of another's property; (d) insurance against loss or damage by fire, lightning, hail, tornado, explosion and other similar risk; (e) reservoir damage insurance; and (f) comprehensive automobile liability insurance. All loss payable clauses or provisions in all policies of insurance maintained by Borrowers pursuant to this Section 8.6 shall be endorsed in favor of and made payable to Administrative Agent for the ratable benefit of Banks, as their interests may appear. Administrative Agent for the ratable benefit of Banks shall have the right to collect, and each Borrower hereby assigns to Administrative Agent for the ratable benefit of Banks, any and all monies that may become payable under any such policies of insurance by reason of damage, loss or destruction of any of property which stands as security for the Obligations or any part thereof, and Administrative Agent may, at its election, either apply for the ratable benefit of Banks all or any part of the sums so collected toward payment of the Obligations (or the portion thereof with respect to which such property stands as security), whether or not such Obligations are then due and payable, in such manner as Administrative Agent may elect or release same to the applicable Borrower.

     SECTION 8.7. Payment of Taxes and Claims. Each Borrower will, and will cause each of its Subsidiaries to, pay (a) all Taxes imposed upon it or any of its assets or with respect to any of its franchises, business, income or profits before any material penalty or interest accrues thereon and (b) all material claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien (other than a Permitted Encumbrance) on any of its assets; provided, however, no payment of Taxes or claims shall be required if (i) the amount, applicability or validity thereof is currently being contested in good faith by appropriate action promptly initiated and diligently conducted in accordance with good business practices and no material part of the property or assets of any Borrower or any of its Subsidiaries are subject to levy or execution, (ii) each Borrower as and to the extent required in accordance with generally accepted accounting principles, shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practices) deemed by it to be adequate with respect thereto, and (iii) Borrowers have notified Administrative Agent of such circumstances, in detail satisfactory to Administrative Agent.

     SECTION 8.8. Compliance with Laws and Documents. Each Borrower will and will cause each of its Subsidiaries to comply with all laws, their respective articles and certificates of incorporation, bylaws, partnership agreements, regulations and similar organizational documents and all Material Agreements to which any Borrower or any Subsidiary of any Borrower is a party, if a violation, alone or when combined with all other such violations, could have a material adverse effect on the financial condition or operations of any Borrower or any of its Restricted Subsidiaries individually or any Borrower and its Restricted Subsidiaries taken as a whole.

     SECTION 8.9. Operation of Properties and Equipment. (a) Each Borrower will, and will cause each of its Subsidiaries to, maintain, develop and operate their respective oil and gas properties and Related Assets in a good and workmanlike manner, and observe and comply with all of the terms and provisions, express or implied, of all oil and gas leases relating to such properties so long as such oil and gas leases are capable of producing hydrocarbons and accompanying elements in paying quantities, to the extent that the failure to so observe and comply could have a material adverse effect on the financial condition or operations of any Borrower individually or any Borrower and its Subsidiaries taken as a whole.

     (b) Each Borrower will, and will cause each of its Subsidiaries to, comply in all respects with all contracts and agreements applicable to or relating to their respective oil and gas properties or the production and sale of hydrocarbons and accompanying elements therefrom, except to the extent a failure to so comply could not have a material adverse effect on the financial condition or operations of any Borrower individually or any Borrower and its Subsidiaries taken as a whole.

     (c) Each Borrower will, and will cause each of its Subsidiaries, at all times, to maintain, preserve and keep all operating equipment used with respect to the oil and gas properties of each Borrower in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such operating equipment shall at all times be properly preserved and maintained, provided that no item of operating equipment need be so repaired, renewed, replaced, added to or improved, if any applicable Borrower shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the business of such Borrower and its Subsidiaries.

     (d) With respect to the oil and gas properties of Borrowers and their Subsidiaries which are operated by operators other than Borrowers or one of their Subsidiaries, Borrowers and their Subsidiaries shall not be obligated to directly perform any undertakings contemplated by the covenants and agreements contained in this Section 8.9 which are performable only by such operators and are beyond the control of Borrowers, but shall be obligated to seek to enforce such operators' contractual obligations to maintain, develop and operate the oil and gas properties subject to such operating agreements.

     SECTION 8.10. Further Assurances.

     (a) Each Borrower will execute and deliver or cause to be executed and delivered such other and further instruments or documents and take such further action as in the judgment of Administrative Agent may be required to carry out the provisions and purposes of the Loan Papers including without limitation to create, preserve, protect and perfect the Liens of the Administrative Agent for the ratable benefit of the Banks as required by Section 5.1.

     (b) Patina will cause the Exchange Agent under the Exchange Agent Agreement to deliver the certificates evidencing the shares of Gerrity Preferred Stock acquired by Patina pursuant to the Exchange Offer contemplated by Section 7.20 of the Merger Agreement to the Transfer Agent pursuant to Section 2.10 of the Exchange Agent Agreement, and thereafter will cause the Transfer Agent to issue a new certificate in the name of Patina evidencing such certificates and deliver such certificate to Administrative Agent within thirty (30) days after the Closing Date at the address set forth on the signature pages hereto.

     SECTION 8.11. Environmental Law Compliance and Indemnity. Each Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all Applicable Environmental Laws, including, without limitation,
(a) all licensing, permitting, notification and similar requirements of Applicable Environmental Laws, and (b) all provisions of Applicable Environmental Law regarding storage, discharge, release, transportation, treatment and disposal of hazardous substances, petroleum, solid waste or other contaminants. Each Borrower will, and will cause each of its Subsidiaries to, promptly pay and discharge when due all debts, claims, liabilities and obligations with respect to any clean-up or remediation measures necessary to comply with Applicable Environmental Laws. Each Borrower hereby jointly and severally indemnifies and agrees to defend and hold Banks and their successors and assigns harmless from and against any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by any of the Banks at any time and from time to time including, without limitation, those asserted or arising subsequent to the payment or other satisfaction of the Loans, by reason of or arising out of the ownership, construction, occupancy, operation, use and maintenance of any of the collateral for the Loans, including matters arising out of the negligence of any of the Banks; provided, however, this indemnity shall not apply with respect to matters caused by or arising out of (i) the gross negligence or willful misconduct of Banks (IT BEING THE EXPRESS INTENTION HEREBY THAT BANKS SHALL BE INDEMNIFIED FROM THE CONSEQUENCES OF THEIR NEGLIGENCE); and (ii) the construction, occupancy, operation, use and maintenance of the collateral for the Loans by any owner, lessee or party in possession of the collateral for the Loans subsequent to the ownership of the collateral for the Loans by any Borrower or any of their Subsidiaries (as applicable), provided further, however, that this subclause (ii) shall not exclude from the foregoing indemnity and agreement, liability, claims, demands, causes of action, loss, damage, costs and expenses imposed by reason of the ownership of the collateral for the Loans by Banks after purchase by Banks at any foreclosure sale or transfer in lieu thereof from any Borrower or any Restricted Subsidiary in partial or entire satisfaction of the Loans (unless the same shall be solely attributable to the subsequent use of the collateral by Banks during their ownership thereof). The foregoing indemnity and agreement applies to the violation of any Applicable Environmental Law prior to the payment or other satisfaction of the Loans and any act, omission, event or circumstance existing or occurring on or about the collateral for the Loans (including without limitation the presence on the collateral for the Loans or release from the collateral for the Loans of asbestos or other hazardous substances or solid waste disposed of or otherwise present in or released prior to the payment or other satisfaction of the Loans). It shall not be a defense to the covenant of Borrowers to indemnify that the act, omission, event or circumstance did not constitute a violation of any Applicable Environmental Law at the time of its existence or occurrence. The provisions of this Section 8.11 shall survive the repayment of the Loans and shall continue thereafter in full force and effect. In the event of the transfer of the Loans or any portion thereof, Banks or any prior holder of the Loans and any participants shall continue to be benefitted by this indemnity and agreement with respect to the period of such holding of the Loans.

     SECTION 8.12. Change of Control Offer. Within 30 days after the Closing Date Patina will deliver the Change of Control Offer to the Indenture Trustee and each holder of Subordinated Notes as required pursuant to Section 4.18 of the Indenture and will deliver a copy of such Change of Control Offer to the Administrative Agent together with evidence that such Change of Control Offer has been so delivered to the Indenture Trustee and each holder of Subordinated Notes.


                                   ARTICLE IX

                               NEGATIVE COVENANTS

     The Borrowers agree that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

     SECTION 9.1. Debt of Borrowers and their Restricted Subsidiaries. Neither any Borrower nor any Restricted Subsidiary of any Borrower will incur, become or remain liable for any Debt other than (a) Debt secured by Permitted Encumbrances described in subpart (k) of the definition of Permitted Encumbrances, (b) Nonrecourse Debt, (c) the Loans, (d) the Subordinate Notes, (e) Debt outstanding on the Closing Date described on Schedule 11 hereto, and (f) Guarantees by a Borrower or a Restricted Subsidiary of such Borrower of Debt and other liabilities of such Borrower or other Restricted Subsidiaries of such Borrower provided that such Debt and other liabilities are permitted pursuant to this Agreement; provided, that the Debt permitted pursuant to Section 9.1(a) and (b) incurred by (i) Gerrity and its Restricted Subsidiaries shall not exceed $1,000,000 in the aggregate and (ii) Patina and its Restricted Subsidiaries shall not exceed $1,000,000 in the aggregate.

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


     SECTION 9.2. Restricted Payments. Neither any Borrower nor any Restricted Subsidiary of any Borrower will declare or make any Restricted Payment; provided, that, so long as no Default, Event of Default or Borrowing Base Deficiency then exists, and provided that no Default or Event of Default would result therefrom (a) Patina shall be permitted to declare and pay accrued dividends on the Preferred Stock so long as, at any date, the sum of (i) the aggregate amount of all such dividends declared and paid during the period commencing on the Closing Date to and including such date, plus (ii) the aggregate amount of all Investments made by Patina to purchase Gerrity Preferred Stock from the Closing Date to and including the date of such declaration or payment (excluding Investments in Gerrity Preferred Stock made in the form of Preferred Stock or Common Stock) shall not exceed the Patina Restricted Payment Limit in effect at such time, and (b) Gerrity shall be permitted to (i) repurchase or redeem Subordinate Notes (A) tendered to Gerrity for redemption on the Subordinate Note Redemption Date pursuant to Section 4.08 of the Indenture, and (B) after the Subordinate Note Redemption Date, and (ii) declare and pay accrued dividends on the Gerrity Preferred Stock, so long as, at any date, the sum of (A) the aggregate amount of all dividends declared and paid on the Gerrity Preferred Stock during the period commencing on the Closing Date to and including such date (excluding any such dividends paid to Patina), plus (B) the excess of the aggregate repurchase or redemption price paid by Gerrity for all Subordinate Notes repurchased or redeemed by Gerrity subsequent to the Closing Date over the sum of (1) 101% of the aggregate principal balance of all such Subordinate Notes on the date of redemption or repurchase, plus (2) accrued but unpaid interest on all such Subordinate Notes redeemed on the date of redemption or repurchase, shall not exceed the Gerrity Restricted Payment Limit in effect on such date. Nothing contained in this Section 9.2 shall limit or impair the right and ability of Gerrity to make Distributions to Patina or the right and ability of the Restricted Subsidiaries of each Borrower to make Distributions to such Borrower or to other Restricted Subsidiaries of such Borrower.

     SECTION 9.3. Negative Pledge. Neither any Borrower nor any Restricted Subsidiary will create, assume or suffer to exist any Lien on any asset owned by it (other than Permitted Encumbrances).

     SECTION  9.4.  Consolidations  and  Mergers.  Neither any  Borrower nor any
Subsidiary of any Borrower will consolidate or merge with or into any other Person; provided, that so long as no Default or Event of Default exists or will result (a) each Borrower may merge or consolidate with another Person so long as such Borrower is the surviving corporation and, in the case of SWAT and Gerrity, continues to be a wholly owned Subsidiary of Patina, (b) any Restricted Subsidiary of a Borrower may merge or consolidate with or into another Restricted Subsidiary of such Borrower, (c) any Unrestricted Subsidiary may merge with or into another Unrestricted Subsidiary, (d) any Unrestricted Subsidiary may merge with any other Person other than a Restricted Subsidiary so long as such Unrestricted Subsidiary is the surviving corporation, and (e) any Restricted Subsidiary may merge with any other Person so long as such Restricted Subsidiary is the surviving corporation and is a wholly owned Subsidiary of Patina after giving effect thereto.

     SECTION 9.5. Asset Dispositions. Except as provided in this Section 9.5, none of the Borrowers nor any Restricted Subsidiary shall sell, lease, abandon or otherwise transfer any of its assets to any other Person other than pursuant to an Exempt Transfer. Each Borrower and its Restricted Subsidiaries shall be permitted to sell or otherwise dispose of any asset other than (a) oil and gas properties, (b) Related Assets, (c) debt and equity securities issued by any Restricted Subsidiary or by Gerrity, and (d) accounts (as such term is defined in the Uniform Commercial Code). Patina and its Restricted Subsidiaries shall be permitted to sell oil and gas properties and Related Assets; provided that the aggregate value of all oil and gas properties and Related Assets sold by Patina and its Restricted Subsidiaries during any period between Patina Periodic
Determinations shall not exceed the greater of (i) $5,000,000, or (ii) five percent (5%) of the Patina Borrowing Base then in effect. Gerrity and its Restricted Subsidiaries may sell oil and gas properties and Related Assets; provided, that the aggregate value of all oil and gas properties and

Related Assets sold by Gerrity and its Restricted Subsidiaries during any period between Gerrity Periodic Determinations shall not exceed the greater of (i) $5,000,000, or (ii) five percent (5%) of the Gerrity Borrowing Base then in effect.

     SECTION 9.6. Amendments to Material Documents. No Borrower will, nor will any Borrower permit any of its Restricted Subsidiaries to, (a) enter into any material modification or amendment of, grant any material consent under, or waive any material right or obligation of any Person under (i) its certificate or articles of incorporation, bylaws, partnership agreement, regulations or other organizational documents, or (ii) any of the Closing Documents, or (b) enter into any modification or amendment of, grant any consent under, or waive any right or obligation of any Person under (i) the Intercompany Loan Documents,
(ii) the Indenture, or (iii) the Subordinate Notes.

     SECTION  9.7. Use of Proceeds.  The  proceeds of  Borrowings  under (a) the
Patina Term Commitments will be used solely to make advances under the Intercompany Loan Agreement, which advances will be used by Gerrity solely for the purposes described in Section 2.1, (b) the Patina Revolving Commitments will not be used for any purpose other than (i) working capital, (ii) to finance the acquisition, exploration and development of oil and gas properties and Related Assets and the transportation, processing and marketing of hydrocarbons by Patina and its Restricted Subsidiaries, (iii) Restricted Payments permitted pursuant to Section 9.2, (iv) Investments permitted pursuant to Section 9.8, and
(v) to finance the repayment of the Debt of SOCO assumed by Patina pursuant to the Merger Agreement, and (c) the Gerrity Commitments will not be used for any purpose other than (i) working capital, (ii) to finance the acquisition, exploration and development of oil and gas properties and Related Assets and the transportation, processing and marketing of hydrocarbons by Gerrity and its Restricted Subsidiaries, (iii) Restricted Payments permitted pursuant to Section 9.2, (iv) to repay the obligations outstanding under the Existing Gerrity Credit Agreement, and (v) to refinance the Intercompany Loan. None of the proceeds of the Loans nor any Letter of Credit issued hereunder will be used, directly or indirectly, (i) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (ii) in violation of applicable law or regulation (including, without limitation, the Margin Regulations).

     SECTION  9.8.   Investments.   Neither  any  Borrower  nor  any  Restricted
Subsidiary of any Borrower will, directly or indirectly, make any Investment other than Permitted Investments.

     SECTION 9.9. Transactions with Affiliates. No Borrower will, and no Borrower will permit any of its Subsidiaries to, engage in any material transaction with an affiliated Person (other than, in the case of Patina or SWAT, with each other) unless such transaction is generally as favorable to any such Borrower or such Subsidiary as could be obtained in an arm's length transaction with an unaffiliated Person in accordance with prevailing industry customs and practices; provided, that, nothing in this Section 9.9 shall prohibit Restricted Subsidiaries of Gerrity from making Distributions to or Investments in Gerrity otherwise permitted by this Agreement.

     SECTION 9.10. Plans. No Borrower will, and no Borrower will permit any of its Subsidiaries to, create, adopt or become bound by any Plan.

     SECTION 9.11. Oil and Gas Hedge Transactions. No Borrower will, and no Borrower will permit any of its Restricted Subsidiaries to, enter into Oil and Gas Hedge Transactions which would cause the volume of hydrocarbons which are the subject of Oil and Gas Hedge Transactions in existence at any time to exceed seventy-five (75%) of any such Borrower's and its Restricted Subsidiaries' anticipated production from proved, developed producing reserves during the term of existing Oil and Gas Hedge Transactions.

     SECTION 9.12. Obligations of Unrestricted Subsidiaries. Except as expressly permitted by Section 9.2, no Borrower will, nor will any Borrower permit any of its Restricted Subsidiaries to, incur any liability or obligation to any Unrestricted Subsidiary of such Borrower of any nature, or have any liability (whether by operation of law or otherwise) for any liability, Debt or obligation of any Unrestricted Subsidiary.

     SECTION 9.13. Acquisitions. No Borrower will, nor will any Borrower permit any of its Restricted Subsidiaries to, acquire, in a single transaction or a series of related transactions, all or substantially all of the assets or capital stock (or other outstanding equity interests of any Person) or all or substantially all of the assets comprising a division of any Person; provided, that nothing contained in this Section 9.13 shall prohibit any Borrower or any Restricted Subsidiary of any Borrower from making any acquisition of assets consisting of oil and gas properties or any other acquisition which is also a Permitted Investment.

     SECTION 9.14. Operating Leases. No Borrower will, nor will any Borrower permit any of its Subsidiaries to, incur, become, or remain liable under any Operating Lease which would cause the aggregate amount of all Rentals payable by any such Borrower and its Restricted Subsidiaries in any Fiscal Year to be greater than $1,500,000.

     SECTION 9.15. Speculative Hedge Transactions. No Borrower will, nor will any Borrower permit any of its Restricted Subsidiaries to, enter into any commodity, interest rate, currency or other swap, option, collar or other derivative transaction pursuant to which any such Borrower or such Restricted Subsidiary speculates on the movement of commodity prices, securities prices, interest rates, financial markets, currency markets or other items; provided, that nothing contained in this Section 9.15 shall prohibit any Borrower from (a) entering into interest rate swaps or other interest rate hedge transactions pursuant to which any such Borrower hedges interest rate risk with respect to the interest reasonably anticipated to be incurred pursuant to this Agreement,
(b) entering into Oil and Gas Hedge Transactions permitted by Section 9.11 hereof, or (c) making Permitted Investments.

                                    ARTICLE X

                               FINANCIAL COVENANTS

     Each Borrower agrees that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

     SECTION 10.1. Financial Covenants applicable to Patina on a Consolidated Basis.

     (a) Patina will not permit its ratio of Consolidated Current Assets to its Consolidated Current Liabilities as of the end of any Fiscal Quarter to be less than 1 to 1.

     (b) Patina will not permit its ratio of Consolidated Funded Debt to Consolidated Total Capital as of (i) September 30, 1996 and December 31, 1996, to exceed .60 to 1, (ii) as of the end of any Fiscal Quarter during the Fiscal Year ending December 31, 1997, to exceed .55 to 1, and (iii) as of the end of any Fiscal Quarter ending on or after March 31, 1998, to exceed .50 to 1.

     (c) Patina will not permit its Ratio of Consolidated Funded Debt to Adjusted Consolidated EBITDA as of the end of any Fiscal Quarter commencing with the Fiscal Quarter ending September 30, 1996, to exceed 4.5 to 1.

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


     SECTION 10.2. Financial Covenants applicable to Patina on a Consolidated Basis excluding Gerrity.

     (a) Patina will not permit its ratio of Consolidated Current Assets to its Consolidated Current Liabilities excluding Gerrity and its Subsidiaries as of the end of any Fiscal Quarter to be less than 1 to 1.

     (b) Patina will not permit its consolidated shareholder's equity excluding Gerrity and its Subsidiaries as of the end of any Fiscal Quarter ending on or after September 30, 1996, to be less than the remainder of (i) Patina's consolidated shareholders equity excluding Gerrity and its Subsidiaries as of June 30, 1996, minus (ii) $7,500,000.

     (c) Patina will not permit its Consolidated Funded Debt (excluding Funded Debt outstanding under the Patina Term Loan) to Adjusted Consolidated EBITDA excluding Gerrity and its Subsidiaries as of the end of any Fiscal Quarter ending on or after September 30, 1996, to exceed 4.5 to 1.

     SECTION 10.3. Financial Covenants Applicable to Gerrity on a Consolidated Basis.

     (a) Gerrity will not permit its ratio of its Consolidated Current Assets to its Consolidated Current Liabilities as of the end of any Fiscal Quarter to be less than 1 to 1.

     (b) Gerrity will not permit its ratio of Consolidated Funded Debt to Consolidated Total Capital as of the end of any Fiscal Quarter ending on or after September 30, 1996, to exceed .60 to 1.

     (c) Gerrity will not permit its Ratio of Consolidated Funded Debt to Adjusted Consolidated EBITDA as of the end of any Fiscal Quarter ending on or after September 30, 1996, to exceed 4.5 to 1.


                                   ARTICLE XI

                                    DEFAULTS

     SECTION 11.1. Events of Default. If one or more of the following events (collectively "Events of Default" and individually an "Event of Default") shall have occurred and be continuing:

     (a) any Borrower shall fail to pay when due any principal of any Note or any reimbursement obligation with respect to any Letters of Credit when due;

     (b) any Borrower shall fail to pay any accrued interest due and owing on any Note or any fees or any other amount payable hereunder when due and such failure shall continue for a period of five (5) days;

     (c) any Borrower shall fail to observe or perform any covenant or agreement contained in Article IX or X;

     (d) any Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant or agreement contained in this Agreement or the other Loan Papers (other than those covered by Sections 11.1(a), (b) and (c)) for thirty
(30) days after written notice thereof has been given to any

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

such Borrower by Administrative Agent at the request of any Bank, provided, that, as to Defaults under Section 8.1(j) and (m), any defaulting Borrower shall not be entitled to more than one (1) notice and period of cure during each calendar year, and as to each other type of Default, such Borrower shall not be entitled to more than two (2) notices and periods of cure during any calendar year;

     (e) Borrowers shall fail to cause the financial statements described in Sections 8.1(a), (c) and (e) to be accompanied by the opinion without qualification (except for qualifications required by changes in accounting methods with which the applicable Borrower's auditors concur) of the accountants preparing such opinion, that such financial statements were prepared in accordance with generally accepted accounting principles and fairly present the consolidated financial position and results of operations of the applicable Borrower;

     (f) any representation, warranty, certification or statement made or deemed to have been made by any Company in this Agreement or by any Company or any other Person on behalf of any Company in any other Loan Paper or any other certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made;

     (g) any Company shall fail to pay any Material Debt at maturity or any event or condition (i) shall occur which results in the acceleration of the maturity of any Material Debt of any Company, or (ii) shall occur and continue for a period of thirty (30) days (or such shorter cure period as is provided pursuant to the terms of such Material Debt) which entitles (or, with the giving of notice or lapse of time or both, would unless cured or waived, entitle) the holder of such Material Debt to accelerate the maturity thereof;

     (h) any Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

     (i) an involuntary case or other proceeding shall be commenced against any Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against any Company under the federal bankruptcy laws as now or hereafter in effect;

     (j) one (1) or more judgments or orders for the payment of money aggregating in excess of $1,000,000 shall be rendered against any Company and such judgment or order (i) shall continue unsatisfied and unstayed (unless bonded with a supersedeas bond at least equal to such judgment or order) for a period of thirty (30) days or (ii) is not fully paid and satisfied at least ten
(10) days prior to the date on which any of its assets may be lawfully sold to satisfy such judgment or order;

     (k) one (1) or more judgments or orders for the payment of money aggregating in excess of the sum of (i) ten percent (10%) of the Patina Borrowing Base then in effect, plus (ii) (A) the amount of such judgment which is covered by insurance to the satisfaction of Administrative Agent and its counsel, and (B) any amounts which Patina or any of its Restricted Subsidiaries has deposited with Administrative Agent to be held by Administrative Agent as security for the payment of such judgment shall be rendered against Patina or any of its Subsidiaries (excluding Gerrity or any of its Subsidiaries), whether or not otherwise bonded or stayed;

     (l) one (1) or more judgments or orders for the payment of money aggregating in excess of the sum of (i) ten percent (10%) of the Gerrity Borrowing Base then in effect, plus (ii) (A) the amount of such judgment which is covered by insurance to the satisfaction of Administrative Agent and its counsel, and (B) any amounts which Gerrity or any of its Restricted Subsidiaries has deposited with Administrative Agent to be held by Administrative Agent as security for the payment of such judgment shall be rendered against Gerrity or any of its Subsidiaries, whether or not otherwise bonded or stayed;

     (m) an Event of Default shall occur under and as defined in the Indenture;

     (n) any Company shall incur Environmental Liabilities which, individually or when considered in the aggregate for all Companies, exceeds $10,000,000;

     (o) this Agreement or any other Loan Paper shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Borrower or any Restricted Subsidiary of any Borrower, or any Borrower or any Restricted Subsidiary of any Borrower shall deny that it has any further liability or obligation under any of the Loan Papers, or any Lien created by the Loan Papers shall for any reason (other than the release thereof in accordance with the Loan Papers) cease to be a valid, first priority, perfected Lien upon any of the property purported to be covered thereby;

     (p) any Person or group (as defined in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) shall become the direct or indirect beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 of more than 30% of the total voting power of all classes of capital stock then outstanding of SOCO entitled (without regard to the occurrence of any contingency) to vote in elections of directors of SOCO;

     (q) at any date, more than fifty percent (50%) of the Person's comprising SOCO's board of directors are Person who were not directors of SOCO one year prior to such date; or

     (r) SOCO shall cease, for any reason, to be the legal and beneficial owner of more than fifty percent (50%) of the total voting power of all classes of capital stock then outstanding of Patina entitled (without regard to the occurrence of any contingency) to vote in elections of directors of Patina;

then, and in every such event, Administrative Agent shall without presentment, notice or demand (unless expressly provided for herein) of any kind (including, without limitation, notice of intention to accelerate and acceleration), all of which are hereby waived, (a) if requested by Required Banks, terminate the Commitments, or any of them, and they shall thereupon terminate, and (b) if requested by Required Banks, take such other actions as may be permitted by the Loan Papers including, declaring the Notes, or any of them, (together with accrued interest thereon) to be, and the Notes, or any of them, shall thereupon become, immediately due and payable; provided that (c) in the case of any of the Events of Default specified in Section 11.1(h) or (i), without any notice to any Borrower or any other act by Administrative Agent or Banks, the Commitments shall thereupon terminate and the Notes (together with

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                                        1
accrued interest thereon) shall become immediately due and payable.


                                   ARTICLE XII

                                     AGENTS

     SECTION 12.1. Appointment and Authorization. Each Bank irrevocably appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Notes and the other Loan Papers as are delegated to such Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto, provided that, as between and among Banks and Agents, no Agent will prosecute, settle or compromise any claim against any Borrower or release or institute enforcement proceedings, except with the consent of Required Banks. Each Bank and each Borrower agree that none of the Agents are a fiduciary for Banks or for Borrowers but each simply is acting in the capacity described herein to alleviate administrative burdens for both Borrowers and Banks and that no Agent has any duties or responsibilities to Banks or Borrowers except those expressly set forth herein.

     SECTION 12.2. Agents and Affiliates. Each Agent in its individual capacity and not as Agent hereunder shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not an Agent hereunder and each Agent in its individual capacity and not as Agent hereunder may accept deposits from, lend money to, and generally engage in any kind of business with any Borrower and their Subsidiaries and Affiliates as if such parties were not Agents hereunder.

     SECTION 12.3. Action by Agents. The obligations of Agents hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, no Agent shall be required to take any action with respect to any Default or Event of Default, except as expressly provided in Article XI. Notwithstanding the administrative authority delegated to Agents, no Agent shall without the prior written approval of all Banks cause or permit any modification of the Loan Papers which would (a) increase the Commitments of any Bank or subject any Bank to any additional obligations, (b) forgive any of the principal or reduce the rate of interest on any Loan or any fees hereunder (c) postpone the date fixed for payment of principal of or interest on any Loan or any fees hereunder including the Termination Date, (d) change the percentage of the Total Commitment, or the number of Banks which shall be required for the Banks or any of them to take any action under Section 14.5 or any other provision of this Agreement, (e) permit Borrower to assign any of its rights hereunder, (f) amend or waive any of the provisions of Article IV of the definitions contained in
Section 1.1 applicable thereto, or (g) provide for the release or substitution of collateral for the Loans other than releases required pursuant to sales of collateral which are expressly permitted under Section 9.5. Subject to the foregoing, each Agent shall make such requests or take such actions in respect of Borrower as the Required Banks shall direct. Further, subject to the foregoing, the Agent shall grant such waivers, consents or approvals in favor of Borrower as the Required Banks shall direct.

     SECTION 12.4. Consultation with Experts. Each Agent may consult with legal counsel (who may be counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     SECTION 12.5. Liability of Agents. None of the Agents nor any of their respective directors, officers, agents, or employees shall be liable for any action taken or not taken by such Agent in

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                                        2
connection  herewith (a) with the consent or at the request of Required Banks or
(b) in the absence of its own gross negligence or willful misconduct, IT BEING THE INTENTION OF BANKS THAT SUCH PARTIES SHALL NOT BE LIABLE FOR THE CONSEQUENCES OF THEIR ORDINARY NEGLIGENCE. None of the Agents nor any of their respective officers, directors, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder, (ii) the performance or observance of any of the covenants or agreements of Borrowers, (iii) the satisfaction of any condition specified in
Article VI, except receipt of items required to be delivered to Administrative Agent, or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. No Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties or upon any oral notice which Agent believes will be confirmed in writing by the proper party or parties. If any Agent fails to take any action required to be taken by it under the Loan Papers after the occurrence of an Event of Default and within a reasonable time after being requested to do so by any Bank (after such requesting Bank has obtained the approval of such other
Banks as required), such Agent shall not suffer or incur any liability as a result thereof, but such requesting Bank may request such Agent to resign, whereupon such Agent shall so resign pursuant to Section 12.9.

     SECTION 12.6. Delegation of Duties. Each Agent may execute any of its duties hereunder by or through officers, directors, employees, attorneys, or agents.

     SECTION 12.7. Indemnification. Each Bank shall, ratably in accordance with its Commitment Percentage, indemnify each Agent (to the extent not reimbursed by Borrowers) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such Agent's gross negligence or willful misconduct) that such Agent may suffer or incur in connection with this Agreement or any action taken or omitted by such Agent hereunder, including without limitation, matters arising out of such Agent's own negligence. IT BEING THE INTENTION OF EACH BANK THAT EACH AGENT SHALL BE INDEMNIFIED FOR THE CONSEQUENCES OF ITS ORDINARY NEGLIGENCE.

     SECTION 12.8. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

     SECTION 12.9. Successor Agent. Each Agent may resign at any time by giving written notice thereof to Banks and Borrowers. In addition, Borrowers may, prior to a Default, request the designation by Banks of a successor Agent. Upon any such request by Borrowers or resignation by an Agent, Required Banks shall have the right to appoint a successor Agent, which shall be one of Banks. If no successor Agent shall have been so appointed by Required Banks and accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or Borrowers' request for a successor Agent, then the retiring Agent may, on behalf of Banks, appoint a successor Agent (as applicable), which shall (a) be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000 and (b) unless the successor Agent is a Bank, be reasonably acceptable to Borrowers. Upon the acceptance of its appointment as a successor Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be

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

discharged from its duties and obligations hereunder. After any Agent's resignation hereunder, the provisions of this Section 12.9 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent hereunder. Borrowers shall be entitled to recommend a successor Agent at the time of designation of any successor Agent pursuant to this Section
12.9. Banks shall give due consideration to the successor nominated by Borrowers, but shall have no obligation to approve such nominee.


                                  ARTICLE XIII

                       PROTECTION OF YIELD; CHANGE IN LAWS

     SECTION 13.1. Basis for Determining Interest Rate Applicable to Eurodollar Tranches Inadequate. If on or prior to the first day of any Interest Period with respect to a Borrowing:

     (a) Administrative Agent is advised by any Bank that deposits in dollars (in the applicable amounts) are not being offered to such Bank(s) in the relevant market for such Interest Period, or

     (b) Banks having fifty percent (50%) or more of the aggregate amount of the Total Commitment advise Administrative Agent that the Adjusted Eurodollar Rate as determined by Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their respective shares of the requested Borrowing which will be subject to a Eurodollar Tranche for such Interest Period, Administrative Agent shall give notice thereof to Borrowers and Banks, whereupon the obligations of Banks to allow interest to be computed by reference to the Adjusted Eurodollar Rate shall be suspended until Administrative Agent notifies Borrowers that the circumstances giving rise to such suspension no longer exist. Unless Borrowers notify Administrative Agent at least two (2) Domestic Business Days before the date of any Borrowing for which a Request for Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as an Adjusted Base Rate Borrowing.

     SECTION 13.2. Illegality of Eurodollar Loans. (a) If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Eurodollar Lending Office) to make, maintain or fund any portion of the Loans subject to a Eurodollar Tranche and such Bank shall so notify Administrative Agent, Administrative Agent shall forthwith give notice thereof to the other Banks and Borrowers. Until such Bank notifies Borrowers and Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to maintain or fund any portion of the Loans subject to a Eurodollar Tranche shall be suspended. Before giving any notice to Administrative Agent pursuant to this
Section 13.2, such Bank shall designate a different Eurodollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any portion of an outstanding Loan subject to a Eurodollar Tranche to maturity and shall so specify in such notice, Borrowers (as applicable) shall immediately convert the principal amount of each such Loan which is subject to a Eurodollar Tranche to an Adjusted Base Rate Tranche of an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the unaffected Eurodollar Tranches of the

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

other Banks).

     (b) No Bank shall be required to make any Loan hereunder if the making of such Loan would be in violation of any law applicable to such Bank.

     SECTION 13.3. Increased Cost of Eurodollar Tranche. If after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

     (a) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to maintaining or funding any portion of its Loans subject to a Eurodollar Tranche, its Notes or its obligation to allow interest to be computed by reference to the Adjusted Eurodollar Rate shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on any Loan which is subject to any Eurodollar Tranche or any other amounts due under this Agreement in respect of a Loan which is subsequent to any Eurodollar Tranche or its obligation to allow interest to be computed by reference to the Adjusted Eurodollar Rate (except for changes in the rate of Tax on the overall net income of such Bank or its Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Lending Office is located); or

     (b) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Tranche any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of or credit extended by, any Bank's Lending Office or shall impose on any Bank (or its Lending Office) or the applicable interbank Eurodollar market or any other condition affecting Eurodollar Tranches, its Notes or its obligation to allow interest to be computed by reference to the Adjusted Eurodollar Rate;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of funding or maintaining any Loan subject to a Eurodollar Tranche, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within five (5) days after demand by such Bank (with a copy to the Administrative Agent), the Borrower(s) of the affected Loan shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction. Each Bank will promptly notify the applicable Borrowers and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 13.3 and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section 13.3 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     SECTION 13.4. Adjusted Base Rate Tranche Substituted for Affected Eurodollar Tranche. If (a) the obligation of any Bank to fund or maintain any portion of any Loan subject to a Eurodollar Tranche has been suspended pursuant to Section 13.2 or (b) any Bank has demanded compensation under Section 13.3 and any Borrower shall, by at least five (5) Eurodollar Business Days prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section 13.4 shall apply

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

to such Bank, then, unless and until such Bank notifies Borrowers that the circumstances giving rise to such suspension or demand for compensation no longer apply:

     (a) any Tranche which would otherwise be characterized by such Bank as Eurodollar Tranche shall instead be deemed an Adjusted Base Rate Tranche (on which interest and principal shall be payable contemporaneously with the unaffected Eurodollar Tranches of the other Banks); and

     (b) after all of its Eurodollar Tranches have been repaid, all payments of principal which would otherwise be applied to repay Eurodollar Tranches shall be applied to repay its Adjusted Base Rate Tranches instead.

     SECTION 13.5. Capital Adequacy. If after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof, by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law), shall:

          (a) impose, modify or deem applicable any reserve, special deposit, compensatory loan, deposit insurance, capital adequacy, minimum capital, capital ratio or similar requirement against all or any assets held by, deposits or accounts with, credit extended by or to, or commitments to extend credit or any other acquisition of funds by any Bank (or its Lending Office), or impose on any Bank (or its Lending Office) any other condition, with respect to the maintenance by such Bank of all or any part of its Commitments; or

          (b) subject any Bank (or its Lending Office) to, or cause the termination or reduction of a previously granted exemption with respect to, any Tax with respect to the maintenance by such Bank of all or any part of its Commitments (other than Taxes assessed against such Bank's overall net income); and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of maintaining its Commitments or to reduce the amount of any sums received or receivable by it (or its Lending Office) under this Agreement or any other Loan Paper, or to reduce the rate of return on such Bank's equity in connection with this Agreement, as the case may be, by an amount which such Bank deems material then, in any such case, within five (5) days of demand by such Bank (or its Lending Office) (with a copy to Administrative Agent), the Borrower(s) which hold the affected Commitments shall pay to such Bank (or its Lending Office) such additional amount or amounts as will compensate such Bank for any additional cost, reduced benefit, reduced amount received or reduced rate of return. Each Bank will promptly notify the affected Borrower(s) and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 13.5. A certificate of any Bank claiming compensation under this Section 13.5 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     Without limiting the foregoing, in the event any event or condition described in this Section 13.5 shall occur or arise which relates to the maintenance by any Bank of that part of any Commitment which is in excess of its Commitment Percentage of the Borrowing Base applicable to such Commitment and then in effect, (such excess portion of such Commitment of any Bank is hereinafter referred to as its "Surplus Commitment"), such Bank shall notify Administrative Agent and the affected Borrower of the occurrence of such event or the existence of such condition and of the amount of a fee (to be computed on a per annum basis with respect to such Bank's Surplus Commitment) which such Bank determines in good faith will compensate such Bank for such additional cost, reduced benefit, reduced amount received

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

or reduced rate of return. Within five (5) Domestic Business Days following receipt of such notice, the affected Borrower or Borrowers shall notify such Bank whether it accepts or rejects such fee (if such Borrower or Borrowers fails to timely respond to such notice it will be deemed to have accepted such fee). If such Borrower or Borrowers rejects such fee, the applicable Commitment of each Bank will be automatically and permanently reduced to the Borrowing Base applicable to such Commitment and then in effect. If such Borrower or Borrowers accepts such fee, such fee shall accrue from and after the date of such Bank's notice and shall be payable in arrears (based on the daily average balance of such Bank's Surplus Commitment) on the last day of each Fiscal Quarter and on the Termination Date. Such fee shall be in lieu of any amounts to which such Bank would otherwise be entitled in respect of its Surplus Commitment pursuant to the other provisions of this Section 13.5 for the period on and after the date of such notice unless such Bank determines that such fee is not adequate to fully compensate such Bank for any additional cost, reduced benefit, reduced amount received or reduced rate of return such Bank may thereafter incur in respect of such Bank's Surplus Commitment. In that event such Bank shall be entitled to such additional compensation to which such Bank is otherwise entitled pursuant to this Section 13.5.

     SECTION 13.6. Taxes. All amounts payable by any Borrower under the Loan Papers (whether principal, interest, fees, expenses, or otherwise) to or for the account of each Bank shall be paid in full, free of any deductions or withholdings for or on account of any Taxes. If any Borrower is prohibited by law from paying any such amount free of any such deductions and withholdings, then (at the same time and in the same manner that such original amount is otherwise due under the Loan Papers) such Borrower shall pay to or for the account of such Bank such additional amount as may be necessary in order that the actual amount received by such Bank after deduction and/or withholding (and after payment of any additional Taxes due as a consequence of the payment of such additional amount, and so on) will equal the amount such Bank would have received if such deduction or withholding were not made.

     SECTION 13.7. Discretion of Banks as to Manner of Funding. Notwithstanding any provisions of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Commitments in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each Loan subject to a Eurodollar Tranche during the Interest Period for such Loan through the purchase of deposits having a maturity corresponding to the last day of such Interest Period and bearing an interest rate equal to the Adjusted Eurodollar Rate for such Interest Period.


                                   ARTICLE XIV

                                  MISCELLANEOUS

     SECTION 14.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopy or similar writing) and shall be given (a) if to Agent or any Bank, to such party at its address, telex or telecopy number set forth on Schedule 1 hereof, or (b) if to any Borrower or any of its Subsidiaries, at the address, telex or telecopy number for such Borrower set forth on the signature page hereto or such other address, telex or telecopy number as such party may hereafter specify for the purpose by notice to Administrative Agent and Borrowers, as the case may be. Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 14.1 and the appropriate answerback is received or receipt is otherwise confirmed, (b) if given by mail, one (1) Domestic Business Day after deposit in the mails with first class postage prepaid, addressed as aforesaid or
(c) if given by any other means, when delivered at the address specified in this
Section 14.1; provided that notices to Administrative Agent under Article II or XIII shall not be effective until received.

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


     SECTION 14.2. No Waivers. No failure or delay by any Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Paper shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law or in any of the other Loan Papers.

     SECTION 14.3. Expenses; Documentary Taxes; Indemnification. (a) Borrowers shall pay (i) all out-of-pocket expenses of Administrative Agent, including reasonable fees and disbursements of special counsel for Administrative Agent, in connection with the preparation of this Agreement and the other Loan Papers and, if appropriate, the recordation of the Loan Papers, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by each Agent and each Bank, including fees and disbursements of counsel in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, fees of auditors and consultants incurred in connection therewith and investigation expenses incurred by each Agent and each Bank in connection therewith. Each Borrower shall indemnify each Bank against any Taxes imposed by reason of the execution and delivery of this Agreement or the Notes.

     (b) Each Borrower agrees to indemnify each Agent and each Bank and hold each Agent and each Bank harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel for each Agent and each Bank in connection with any investigative, administrative or judicial proceeding, whether or not such Bank shall be designated a party thereto) which may be incurred by any Agent or any Bank relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Bank shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct, IT BEING THE INTENTION HEREBY THAT EACH BANK AND EACH AGENT SHALL BE INDEMNIFIED FOR THE CONSEQUENCES OF ITS OWN ORDINARY NEGLIGENCE.

     SECTION 14.4. Right and Sharing of Set-Offs. (a) Upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of any Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement and any Note held by such Bank, irrespective of whether or not such Bank shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Bank agrees promptly to notify any such Borrower after any such setoff and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Bank under this Section 14.4(a) are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Bank may have.

     (b) Each Bank agrees that if it shall, by exercising any right of setoff or counterclaim or otherwise, receive payment after the occurrence and during the continuance of an Event of Default of a proportion of the aggregate amount of principal and interest due with respect to any Loan which is greater than the proportion received by any other Bank in respect of such Loan, the Bank receiving such proportionately greater payment shall purchase such participations in the interests in such Loan held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to each Loan held by Banks shall be shared by Banks ratably in accordance with their respective Commitment Percentages; provided that nothing in this Section 14.4 shall

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

impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any Borrower other than its indebtedness under the Loans. Each Borrower agrees, to the fullest extent it may effectively do so under applicable law, that Participants may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of each Borrower in the amount of such participation.

     SECTION 14.5. Amendments and Waivers. Any provision of this Agreement, the Notes or the other Loan Papers may be amended or waived if, but only if such amendment or waiver is in writing and is signed by Borrowers and Required Banks (and, if the rights or duties of either Agent are affected thereby, by such Agent); provided that no such amendment or waiver shall, unless signed by all Banks, (a) increase the Commitments of any Bank or subject any Bank to any additional obligation, (b) forgive any of the principal of or reduce the rate of interest on any Loan or any fees hereunder, (c) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder including the Termination Date, (d) change the percentages of the Total Commitment, or the number of Banks which shall be required for the Banks or any of them to take any action under this Section 14.5 or any other provision of this Agreement, (e) permit any Borrower to assign any of its rights hereunder, (f) amend or waive any of the provisions of Article IV or the definitions contained in Section 1.1 applicable thereto or (g) provide for release or substitution of collateral for the Obligations or any part thereof other than releases required pursuant to sales of collateral which are expressly permitted by Section 9.5 hereof. Borrower, Agent and each Bank further acknowledge that any decision by Agent or any Bank to enter into any amendment, waiver or consent pursuant hereto shall be made by such Bank or Agent in its sole discretion, and in making any such decision Agent and each such Bank shall be permitted to give due consideration to any credit or other relationship Agent or any such Bank may have with any Affiliate of Borrower, including, without limitation, any credit or other relationship with Patina or any other Unrestricted Subsidiary of Borrower.

     SECTION 14.6. Survival. All representations, warranties and covenants made by each Borrower herein or in any certificate or other instrument delivered by it or in its behalf under the Loan Papers shall be considered to have been relied upon by Banks and shall survive the delivery to Banks of such Loan Papers or the extension of the Loans (or any part thereof), regardless of any investigation made by or on behalf of Banks.

     SECTION 14.7. Limitation on Interest. Regardless of any provision contained in the Loan Papers, Banks shall never be entitled to receive, collect, or apply, as interest on the Loans, any amount in excess of the Maximum Lawful Rate, and in the event Banks ever receive, collect or apply as interest any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the Loans are paid in full, any remaining excess shall promptly be paid to the applicable Borrower(s). In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Lawful Rate, each Borrower and Banks shall, to the extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of the interest throughout the entire contemplated term of the applicable Notes, so that the interest rate is the Maximum Lawful Rate throughout the entire term of the Notes; provided, however, that if the unpaid principal balance thereof is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Lawful Rate, Banks shall refund to the applicable Borrower(s) the amount of such excess and, in such event, Banks shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Lawful Rate.

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


     SECTION 14.8. Invalid Provisions. If any provision of the Loan Papers is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, the Loan Papers shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Loan Papers a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

     SECTION 14.9. Waiver of Consumer Credit Laws. Pursuant to Article 15.10(b) of Chapter 15, Subtitle 79, Revised Civil Statutes of Texas, 1925, as amended, each Borrower agrees that such Chapter 15 shall not govern or in any manner apply to the Loans.

     SECTION 14.10. Successors and Assigns. (a) Each Loan Paper binds and inures to the parties to it, any intended beneficiary of it, and each of their respective successors and permitted assigns. No Company may assign or transfer any rights or obligations under any Loan Paper without first obtaining all Banks' consent, and any purported assignment or transfer without all Banks' consent is void. No Bank may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligations except as permitted by clauses (b) or (c) below.

     (b) Any Bank may (subject to the provisions of this section, in accordance with applicable law, in the ordinary course of its business, and at any time) sell to one or more Persons (each a "Participant") participating interests in its portion of the Obligations. The selling Bank remains a "Bank" under the Loan Papers, the Participant does not become a "Bank" under the Loan Papers, and the selling Bank's obligations under the Loan Papers remain unchanged. The selling Bank remains solely responsible for the performance of its obligations and remains the holder of its share of the outstanding Loans for all purposes under the Loan Papers. Each Borrower and each Agent shall continue to deal solely and directly with the selling Bank in connection with that Bank's rights and obligations under the Loan Papers, and each Bank must retain the sole right and responsibility to enforce due obligations of the Companies. Participants have no rights under the Loan Papers except certain voting rights as provided below. Subject to the following, each Bank may obtain (on behalf of its Participants) the benefits of Article XIII with respect to all participations in its part of the Obligations outstanding from time to time so long as no Borrower is obligated to pay any amount in excess of the amount that would be due to that Bank under Article XIII calculated as though no participations have been made. No Bank may sell any participating interest under which the Participant has any rights to approve any amendment, modification, or waiver of any Loan Paper except as to matters in Sections 14.5(a) through 14.5(g).

     (c) Each Bank may make assignments to the Federal Reserve Bank. Each Bank may also assign to one or more assignees (each an "Assignee") all or any part of its rights and obligations under the Loan Papers so long as (i) the assignor Bank and Assignee execute and deliver to each Agent and each Borrower for their consent and acceptance (that may not be unreasonably withheld) an assignment and assumption agreement in substantially the form of Exhibit K (an "Assignment and Assumption Agreement") and pay to Administrative Agent a processing fee of $2,500, (ii) the Assignee acquires an identical percentage interest in each Commitment of the assignor Bank and an identical percentage of the interests in the outstanding Loans held by such assignor Bank, and (iii) the conditions (including, without limitation, minimum amounts of the Total Commitment that may be assigned or that must be retained) for that assignment set forth in the applicable Assignment and Assumption Agreement are satisfied. The "Effective Date" in each Assignment and Assumption Agreement must (unless a shorter period is agreeable to each Borrower and Administrative Agent) be at least five (5) Domestic Business Days after it is executed and delivered by the assignor Bank and Assignee to Administrative Agent and each Borrower for acceptance. Once that Assignment and Assumption Agreement is accepted by Administrative Agent and each Borrower, then, from and after the Effective Date stated in it (i) Assignee automatically becomes a party to this Agreement and, to the extent provided in that Assignment and Assumption Agreement, has the rights and obligations of a Bank under the Loan Papers, (ii) the assignor Bank, to the extent provided in that Assignment and Assumption Agreement, is released from its obligations to fund Borrowings under this Agreement and its reimbursement obligations under this Agreement and, in the case of an Assignment and Assumption Agreement covering all of the remaining portion of the assignor Bank's rights and obligations under the Loan Papers, that Bank ceases to be a party to the Loan Papers, (iii) each Borrower shall execute and deliver to the assignor Bank and Assignee the appropriate Notes in accordance with this Agreement following the transfer, (iv) upon delivery of the Notes under clause (iii) preceding, the assignor Bank shall return to each Borrower all Notes previously delivered to that Bank under this Agreement, and
(v)  Schedule 1 is  automatically  deemed to be  amended  to  reflect  the name, address, telecopy number, and Commitment(s) of Assignee and the remaining Commitment(s) (if any) of the assignor Bank, and Administrative Agent shall prepare and circulate to each Borrower and Banks an amended Schedule 1 reflecting those changes.

     SECTION 14.11. TEXAS LAW. THIS AGREEMENT, EACH NOTE AND THE OTHER LOAN PAPERS HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY PROPERTY INTENDED AS SECURITY FOR THE OBLIGATIONS IS LOCATED NECESSARILY GOVERN (A) THE PERFECTION AND PRIORITY OF THE LIENS IN FAVOR OF AGENT AND BANKS WITH RESPECT TO SUCH PROPERTY, AND (B) THE EXERCISE OF ANY REMEDIES (INCLUDING FORECLOSURE) WITH RESPECT TO SUCH PROPERTY.

     SECTION 14.12. Consent to Jurisdiction; Waiver of Immunities. (a) Each Borrower hereby irrevocably submits to the jurisdiction of any Texas State or Federal court sitting in the Northern District of Texas over any action or proceeding arising out of or relating to this Agreement or any other Loan Papers, and each Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court. Each Borrower hereby irrevocably appoints The Corporation Company (the "Process Agent"), with an office on the date hereof at 1675 Broadway, Denver, Colorado 80202, as its agent to receive on behalf of each Borrower proper service of copies of the summons and complaint and any other process which may be made by mailing or delivering a copy of such process to each Borrower (as applicable) in care of the Process Agent at the Process Agent's above address, and each Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on their behalf. As an alternative method of service, each Borrower also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to each Borrower at its respective address specified in Section 14.1. Each Borrower agree that a final judgment on any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) Nothing in this Section 14.12 shall affect any right of Banks to serve legal process in any other manner permitted by law or affect the right of any Bank to bring any action or proceeding against any Borrower or any of their Subsidiaries or their properties in the courts of any other jurisdictions.

     (c) To the extent that any Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Papers.

     SECTION 14.13. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when Administrative Agent shall have received counterparts hereof signed by all of the parties hereto or, in the case of any Bank as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic or other written confirmation from such Bank of execution of a counterpart hereof by such Bank.

     SECTION 14.14. No Third Party Beneficiaries. It is expressly intended that there shall be no third party beneficiaries of the covenants, agreements, representations or warranties herein contained other than Participants and Assignees permitted pursuant to Section 14.10 and Affiliates of any Bank which hold any part of the Obligations.

     SECTION 14.15. COMPLETE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG BANKS, AGENTS AND BORROWERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BANKS, AGENTS AND BORROWERS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BANKS, AGENTS AND BORROWERS.

     SECTION 14.16. WAIVER OF JURY TRIAL. EACH BORROWER, AGENT AND BANK HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN PAPERS AND FOR ANY COUNTERCLAIM THEREIN.

                  (Remainder of Page left intentionally blank)

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


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers on the day and year first above written.

BORROWERS:

PATINA OIL & GAS CORPORATION,
a Delaware corporation


By:/s/ David J. Kornder
- -----------------------
David J. Kornder,
Vice President

1625 Broadway
Denver, Colorado 80202
Attn:  David J. Kornder
Telecopy No.:  (303) 592-8600

with a copy to:

Thomas J. Edelman
595 Madison Avenue
27th Floor
New York, New York 10022
Telecopy No.:  212-888-6877


SOCO WATTENBERG CORPORATION,
a Delaware corporation


By: /s/ David J. Kornder
- ------------------------
David J. Kornder,
Vice President

777 Main Street, Suite 2500
Fort Worth, Texas  76102
Attn:  James H. Shonsey
Telecopy No.:  817-882-5895

with a copy to:

Thomas J. Edelman
595 Madison Avenue
27th Floor
New York, New York 10022
Telecopy No.:  212-888-6877

GERRITY OIL & GAS CORPORATION,
a Delaware corporation


By: /s/ David J. Kornder
- ------------------------
David J. Kornder,
Vice President

1625 Broadway
Denver, Colorado  80202
Attn:  David Kornder
Telecopy No.:  (303) 592-8600

with a copy to:

Thomas J. Edelman
595 Madison Avenue
27th Floor
New York, New York 10022
Telecopy No.:  212-888-6877


BANKS:

TEXAS COMMERCE BANK NATIONAL ASSOCIATION


By: /s/ Timothy E. Perry
- ------------------------
Timothy E. Perry, Senior Vice President


NATIONSBANK OF TEXAS, N.A.


By: /s/ J. Scott Fowler
- -----------------------
J. Scott Fowler, Vice President

CIBC, Inc.


By:
Its:

CREDIT LYONNAIS NEW YORK BRANCH


By: /s/ Pascal Poupelle
- -----------------------
Pascal Poupelle, Senior Vice President

WELLS FARGO BANK, N.A.


By: /s/ Charles D. Kirkham
- --------------------------
Charles D. Kirkham, Vice President


ADMINISTRATIVE AGENT:

TEXAS COMMERCE BANK NATIONAL ASSOCIATION


By: /s/ Timothy E. Perry
- ------------------------
Timothy E. Perry, Senior Vice President


DOCUMENTARY AGENT:

NATIONSBANK OF TEXAS, N.A.


By: /s/ J. Scott Fowler
- -----------------------
J. Scott Fowler, Vice President

CO-AGENTS:

CIBC, INC.


By:
Its:

CREDIT LYONNAIS NEW YORK BRANCH


By: /s/ Pascal Poupelle
- -----------------------
Pascal Poupelle, Senior Vice President

WELLS FARGO BANK, N.A.


By: /s/ Charles D. Kirkham
- --------------------------
Charles D. Kirkham, Vice President







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